PURCHASE AND SALE AGREEMENT

                                  BETWEEN

                            AMPOLEX (USA), INC.

                      KESTREL ENERGY CALIFORNIA, INC.

                                    AND

                       VICTORIA PETROLEUM USA, INC.


                        PURCHASE AND SALE AGREEMENT

     WITNESSETH THIS PURCHASE AND SALE AGREEMENT, made as of this 21st day of March, 1997 ("Agreement"), between AMPOLEX (USA), INC., a Texas corporation with a place of business at 1050 Seventeenth Street, Suite 2500, Denver, Colorado 80265 ("Seller") AND KESTREL ENERGY CALIFORNIA, INC., a Colorado corporation with a place of business at 999 18th Street, Suite 1100, Denver Colorado, 80202 ("Kestrel"), and VICTORIA PETROLEUM USA, INC., a Colorado Corporation with a place of business at 999 18th Street, Suite 1100, Denver, Colorado 80202 ("Victoria). Kestrel and Victoria are collectively referred to as "Purchaser". Seller and Purchaser are referred to individually herein as a "Party" and collectively herein as the "Parties.

WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, on the terms and conditions set forth in this Agreement, certain interests and operating rights in certain oil and gas leases, agreements, contracts, real property, and personal property located in the State of California subject to the terms and conditions herein provided.

NOW, THEREFORE, for good and valuable consideration and for the mutual covenants herein contained, Seller and Purchaser agree as follows:

                         ARTICLE 1. EFFECTIVE TIME

The "Effective Time" of the sale and purchase provided for in this Agreement shall be January 1, 1997, as of 12:01 am., local time, Denver, Colorado.

                       ARTICLE 2. PURCHASE AND SALE

2.01 THE INTERESTS: Subject to the terms, conditions, reservations, and exceptions specified in this Agreement, Seller shall sell, and Kestrel and Victoria shall each purchase as of the Effective Time an undivided fifty percent (500/o) interest in all of Seller's right, title and interest in and to the following assets described in Subsections 2.01(a) through 2.01(f) (collectively called the "Interests"):

(a) All real property interests owned by Seller located in the State of California, United States, including but not limited to the oil, gas and other mineral leasehold interests described in Exhibits "Al-A3" (collectively called the "Real Property"), together with Seller's interest in any pooled, communitized, or unitized acreage derived by virtue of Seller's ownership of the Real Property;

(b) To the extent transferable, all contracts and agreements concerning the Real Property including, but not limited to the area of mutual interest agreements, farmout agreements, farmin agreements, road use agreements, operating agreements, supplier contracts, service Contracts, and lease purchase option agreements described in Exhibit "B";

(c) To the extent transferable, all surface use agreements, and easements, rights-of-way, licenses, authorizations, permits, and similar rights and interests applicable to, or used or useful in connection with, any or all of the Real Property.

(d) All files, documents and other records relating to the Interests made available to Purchaser pursuant to Section 6.01;

(e) To the extent transferable, all non-proprietary scientific data and information, geophysical, seismic, and other technical data and interpretations thereof related to the Real Properties in Seller's possession or control as of the Effective Time including, but not limited to, the items more particularly described in Exhibit "C";

(f) Personal property owned by Seller consisting of one dedicated Landmark workstation located at the offices of Black Coral LLC, 1825 Lawrence Street, Suite 115, Denver, Colorado 80202, including the following hardware: 2 monitors 20" Model No. GDM-1962B, 1 disk pack/tape drive Model No. 0820-12, and 1 CPU/Spark 10 Model No. 600-3142-01
(hereinafter referred to as the "Movables").

2.02 EXCLUDED ASSETS: This Agreement is not intended to include, and Seller shall expressly reserve from the Assignments any and all rights and obligations relating to or arising out of any oil and gas wells operated by Seller or in which Seller owned a working or other interest prior to the Effective Date in California, and which have been sold or otherwise disposed of or have been (or should have been) plugged and abandoned prior to the Effective Time, including, but not limited to, the Barnes 33x well in Solano County.

2.03 EXCLUSION OF PRIOR EXISTING RIGHTS OR CLAIMS: THERE IS SPECIFICALLY EXCEPTED; EXCLUDED AND RESERVED FROM THIS PURCHASE AND SALE TRANSACTION THOSE RIGHTS AND CLAIMS ARISING, OCCURRING, OR EXISTING IN SELLER PRIOR TO THE CLOSING DATE, INCLUDING, BUT NOT LIMITED TO, ANY AND ALL CONTRACT RIGHTS, CLAIMS, PENALTIES, RECEIVABLES, REVENUES, RECOUPMENT RIGHTS, RECOVERY RIGHTS, ACCOUNTING ADJUSTMENTS, MISPAYMENTS, ERRONEOUS PAYMENTS OR OTHER CLAIMS OF ANY NATURE RELATING TO ANY TIME PERIOD PRIOR TO THE CLOSING DATE, EXCEPT TO THE EXTENT SUCH RIGHTS OR CLAIMS WOULD OPERATE TO SETOFF OR REDUCE THIRD PARTY CLAIMS ARISING BEFORE THE CLOSING DATE FOR WHICH PURCHASER ASSUMES LIABILITY PURSUANT TO ARTICLES 12 OR 13 OR SECTION
16.01 OF THIS AGREEMENT.

                ARTICLE 3. SALE PRICE AND MANNER OF PAYMENT

3.01 SALE PRICE AND PAYMENT: The sale price for the Interests shall be ONE MILLION AND FIFTY THOUSAND AND NO/100 DOLLARS ($1,050,000.00) (hereinafter called the "Sale Price") and shall be paid as follows:

(a) Within twenty four (24) hours of executing this Agreement, Purchaser shall pay or cause to be paid to Seller the sum of ONE HUNDRED FIVE THOUSAND AND 00/100 DOLLARS ($105,000.00) (hereinafter called the "Performance Deposit") which shall be credited against the Sale Price and held by Seller or, at Seller's option, Seller's designee. Payment of the Performance Deposit shall be by wire transfer as provided in Subsection 3.01(d), or at Seller's option, by certified funds or cashier's check.

(b) Except as provided in Article 8, Seller shall not be obligated to segregate the Performance Deposit in a separate account, but may commingle the Performance Deposit with other funds in Seller's accounts and the Performance Deposit shall not accrue interest for the benefit of Purchaser. Likewise, in the event the Performance Deposit is refunded to Purchaser pursuant to this Agreement; Purchaser shall not be entitled to any interest on the Performance Deposit.

(c) At the Closing (as defined in Article 4), Purchaser shall pay Seller or Seller's designee the balance of the Sale Price, NINE HUNDRED FORTY FIVE THOUSAND AND 00/100 DOLLARS ($945,000.00), plus or minus any adjustments as hereinafter provided in this Agreement (hereinafter called the "Adjusted Sale Price").

(d) No later than 12:00 p.m. Denver local time on March 25, 1997, Seller shall present to Purchaser a proposed preliminary settlement statement showing the calculation of the Adjusted Sale Price, including any applicable sales and gross receipts taxes on the Movables (hereinafter called the "Settlement Statement"). Purchaser shall advise Seller of any proposed changes or objections to the proposed Settlement Statement not later than 12:00 am. local Denver time on March 26, 1997 and the Parties shall thereafter diligently attempt to resolve all issues in regard to the Settlement Statement on or before Closing. If such matters cannot be resolved as of the Closing Date, the Adjusted Sale Price shall be the average of the Adjusted Sale Prices proposed by Seller and Purchaser and the matter shall be resolved pursuant to Section 20.16.

(e) The Performance Deposit and Adjusted Sale Price shall be paid to Seller by wire transfer of immediately available funds to Seller's account at NORWEST BANK COLORADO N.A., 1700 BROADWAY, DENVER, COLORADO 80274, ABA # 102 000 076 A/C # 101 0736 821, unless Seller shall give notice to Purchaser not less than two (2) business days prior to the date such payment is due that it prefers payment to be made by another method or to another account or payee in which case such payment shall be made in that manner.

     3.02 ALLOCATION OF SALE PRICE: Purchaser shall allocate the Sale Price among the working interests, operating rights and tangible real and personal property constituting the Interests. Said allocation shall be incorporated in this Agreement as Exhibit "D". The allocation of the Purchase Price provided for herein is intended to comply with the location method required by Section 1060 of the Internal Revenue Code. Purchaser and Seller shall cooperate to comply with all substantive and procedural requirements of Section 1060 and regulations thereunder, including, without Stations the filing by Purchaser and Seller of an IRS Form 8594 with their federal income tax returns for the taxable year in which the Closing occurs. Purchaser and Seller agree that each will not take for income tax purposes, or permit any affiliate to take, any position inconsistent with the allocation of Purchase Price prescribed herein.

                          ARTICLE 4. THE CLOSING

The sale and purchase described in Article 2 shall take place at a Closing (hereinafter called the "Closing"), at which the Purchaser shall pay or cause to be paid to Seller the Adjusted Sale Price and Seller shall deliver, or cause to be delivered, the Assignments and Bills of Sale and other conveyance instruments referred to in Article 10 to Purchaser. The Closing shall occur at Seller's office located at 1050 Seventeenth Street, Suite 2500, Denver, Colorado 80265 at 1:00 p.m., local time on March 27, 1997, or at such other time and place to which the Parties may agree in writing (hereinafter called the "Closing Date").

               ARTICLE 5. TERMINATION FOR BREACH OR DEFAULT

5.01 PURCHASER'S BREACH OR DEFAULT: IF THE PURCHASE AND SALE OF THE INTERESTS IS NOT COMPLETED AS CONTEMPLATED HEREIN BY REASON OF ANY BREACH OR DEFAULT BY PURCHASER, THEN SELLER SHALL, IN CONSIDERATION OF HAVING HELD THE INTERESTS OFF THE MARKET AND HAVING REFRAINED FROM DEALING WITH OTHERS CONCERNING THE INTERESTS AND AS LIQUIDATED DAMAGES IN LIEU OF ALL OTHER DAMAGES (AND AS SELLER'S SOLE REMEDY), RETAIN THE PERFORMANCE DEPOSIT. THE PARTIES HEREBY ACKNOWLEDGE THAT THE EXTENT OF DAMAGES TO SELLER OCCASIONED BY SUCH BREACH OR DEFAULT BY PURCHASER WOULD BE IMPOSSIBLE OR EXTREMELY DIFFICULT TO ASCERTAIN AND THAT THE AMOUNT OF THE PERFORMANCE DEPOSIT IS A FAIR AND REASONABLE ESTIMATE OF SUCH DAMAGES UNDER THE CIRCUMSTANCES.

5.02 OTHER TERMINATION: IF THE PURCHASE AND SALE OF THE INTERESTS IS NOT COMPLETED BECAUSE OF A DEFAULT OR BREACH BY SELLER PURCHASER SHALL BE ENTITLED TO THE PROMPT RETURN OF THE PERFORMANCE DEPOSIT WITHOUT INTEREST, THE RECOVERY OF WHICH SHALL BE PURCHASER'S SOLE REMEDY AGAINST SELLER.

          ARTICLE 6. DUE DILIGENCE AND TITLE AND CASUALTY DEFECTS

6.01 ACCESS TO SELLER'S NON-PROPRIETARY INFORMATION: Subject to Purchaser's confidentiality obligations described in Subsection 20.14, below and subject to Seller's obtaining a waiver of any third party restrictions prohibiting disclosure, Seller shall make available to Purchaser and Purchaser's authorized consultants, agents and representatives, during normal business hours at Seller's offices, all files, records, documents and data in Seller's possession relating to the Interests, including but not limited to, lease, land, title and division order files (including any available abstracts of title, title opinions and title curative documents), accounting files and records, environmental audit reports and other data and information respecting the environmental condition of the Interests, contracts, correspondence, permitting files, and all geophysical and geological data, including interpretations thereof. Seller shall not be obligated to perform any additional title work and Seller shall not be obligated to make any existing abstracts and title opinions current.

6.02 ACCESS TO SELLER'S PROPERTY: Seller shall give Purchaser and Purchaser's authorized consultants, agents and representatives, at any reasonable time(s) before the Closing and upon adequate notice to Seller, physical access to the Real Property, for the purpose of inspecting same and conducting or having conducted an environmental audit of the Real Property. Such environmental audit may include, upon Purchaser's request, examination of Seller's files and public documents, visual inspection of the Interests, and such other audit activities as Purchaser may reasonably request. Such access shall be at Purchaser's sole risk, cost and expense and Purchaser shall indemnify, defend, save, discharge, release and hold harmless Seller and its Affiliates from, and pay or reimburse Seller on a current basis for, any and all losses, liabilities, liens or encumbrances for labor or materials, claims and causes of action arising out of or in any way connected with or related to any personal injury to or death of any persons or damage to property occurring to or on the Interests as a result of Purchaser's exercise of its rights under this Section 6.02, whether latent or patent, unless such personal injury, death or property damage is caused by SELLER'S (OR ITS AGENTS, EMPLOYEES OR CONTRACTORS) GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. As used in this Agreement "Gross Negligence" shall mean any act or failure to act (whether sole, joint, contributing, or concurrent) by a person or entity which was intended to cause or which was in reckless disregard of or wanton indifference to the harmful consequences such a person or entity knew, or should have known, such act or failure would have had on the safety or property of another person or entity. Notwithstanding the above, "Gross Negligence" shall not include any error of judgment or mistake made by such person or entity in the exercise in good faith of any function, authority or discretion conferred on a person or entity under this Agreement. Purchaser agrees to comply fully with the rules, regulations and instructions issued by Seller regarding the actions of Purchaser while upon, entering or leaving the Real Property. Seller shall have the right at all times to participate in the preparation for and conducting of any hearing or trial related to the indemnity set forth in this Section, as well as the right to appear on its own behalf or to retain separate counsel to represent it at any such hearing or trial.

6.03 TITLE DEFECT: For the purpose of this Agreement, a "Title Defect" shall mean a material deficiency in one or more of the following respects, provided that the non-transferability requirement in any license, permit, right-of-way, pipeline franchise or easement affecting the Real Property or a requirement that it be renegotiated upon a transfer of ownership shall not constitute a Title Defect:

(a) One or more of the leases described in Exhibits A-1 to A-3: (i) fail to cover all or part of the oil and gas Interests purported to be covered by such leases, (ii) are subject to full or partial failure based on the legally enforceable claims or potential claims of persons other than the lessor(s) of such lease; or (ii) are subject to cancellation or termination by the lessor(s) thereof based upon a failure of consideration at the time that Seller obtained the lease, failure by Seller to pay rentals in a timely and proper manner, or failure by Seller to take other measures required by law or contract to maintain such leases in full force and effect.

(b) Seller's title at the Effective Time, as to one or more of the Real Properties, is subject to an outstanding mortgage, deed of trust, lien or encumbrance, or other adverse claim or liability not shown on Exhibit "E" (hereinafter called "Permitted Encumbrances") or otherwise disclosed in any exhibit attached hereto.

(c) Seller's net revenue interest in any of the Real Property is less than the net revenue interest which is set forth in Exhibits "A-1 to A-3" for such Real Property, or Seller's working interest in any of the Real Property is greater than the working interest shown in Exhibits "A-1 to A-3" for such Real Property without a corresponding increase in the net revenue interest for such Real Property;

(d) Seller is in default under a material provision of a lease, agreement or other contract affecting the Interests; or

(e) Seller's rights and interests are subject to being reduced by virtue of the exercise by a third party of a reversionary, back-in or similar right including, but not limited to, those reflected or provided for in the agreements or other materials set forth in Exhibits "A-1 to A-3";

6.04 NOTICE OF TITLE DEFECT: Upon discovery of a Title Defect, Purchaser shall immediately notify Seller in writing of the nature of the Title Defect and furnish Seller Purchaser's basis for the assertion of such Title Defect and data in support thereof. Seller may request an increase in the Sale Price by delivery to Purchaser of written notice that the net revenue interest actually owned by Seller in any of the Real Properties is greater than that shown on Exhibits "A-1 to A-3". Any Title Defect which is not disclosed to Seller by 12:00 p.m. local Denver time on Tuesday, March 25, 1997, shall conclusively be deemed waived by Purchaser for all purposes.

6.05 REMEDIES FOR TITLE DEFECTS: Upon timely delivery of notice, either by Purchaser of a Title Defect or by Seller of an increase in net revenue interest, Purchaser and Seller shall meet and use their best efforts to agree on the validity of the claim and the amount of any required adjustment to the Sale Price, provided that in no event shall any Sale Price reduction for an affected Real Property exceed the amount allocated to the affected Real Property on Exhibit "D" and any such adjustments shall be further subject to Section 6.05(e). If Purchaser and Seller cannot agree on the amount of such a Sale Price adjustment, said amount shall be determined in accordance with the following guidelines:

(a) If the Title Defect is based upon Purchaser's notice that Seller owns a lesser net revenue interest, or the notice is from Seller to the effect that Seller owns a greater net revenue interest, than that shown on Exhibits "A-1 to A-3", then the portion of the Sale Price allocated on Exhibit "D" to the affected Real Property shall be reduced or increased (as the case may be) in the same proportion that the actual net revenue interest bears to the net revenue interest shown on Exhibits "A-1 to A-3" for such Real Property.

(b) If the Title Defect is a lien, encumbrance or other charge upon Real Property which is liquidated in amount, then the adjustment shall be the sum necessary to be paid to the obligee to remove the Title Defect from the affected Real Property. If the Title Defect represents an obligation or burden upon the affected Real Property for which the economic detriment to Seller is not liquidated but can be estimated with reasonable certainty as agreed to by the Parties, the adjustment shall be the sum necessary to compensate Purchaser at the Closing for the adverse economic effect which the Title Defect will have on the affected Real Property. If there is a lien or encumbrance in the form of a judgment secured by a supersedeas bond or other security approved by the court issuing such order, it shall not be considered a Title Defect under this Agreement.

(c) If the Title Defect is based upon a failure, partial failure, cancellation or termination identified in Section 6.03(a), and such defect does not represent an obligation or burden upon the Real Property which is liquidated in amount, then the portion of the Sale Price allocated on Exhibit "D" to the affected Real Property shall be reduced by an amount proportionate to the defect.

(d) Subject to Subsection 6.05(d), if the Title Defect cannot be remedied pursuant to Subsections 6.05(a) (b) or (c) or the Parties cannot otherwise agree on the amount of such an adjustment to the Sale Price or Seller cannot cure the Title Defect to the reasonable satisfaction of Purchaser prior to the Closing, and the Parties do not both agree to submit the matter to binding arbitration, the Real Property affected by the Title Defect shall be excluded from the Interests conveyed to Purchaser at the Closing and the Sale Price shall be reduced by the amount allocated by Purchaser to the affected Real Property on Exhibit "D".

(e) Purchaser may only adjust the Sale Price for Title Defects at the Closing if the cumulative amount of such adjustments in its favor exceeds ONE HUNDRED THOUSAND AND 00/100 DOLLARS ($100,000.00), in which case Purchaser may adjust the Sale Price for the total amount of Title Defects. Similarly, Seller may only adjust the Sale Price by reason of it owning a greater net revenue interest at the Closing if the cumulative amount of such adjustments in its favor exceeds ONE HUNDRED THOUSAND AND 00/100 DOLLARS ($100,000.00), in which case Seller may adjust the Sale Price for the total amount of adjustments in its favor. In the event the net amount of the Sale Price adjustments downward or upward pursuant to the foregoing equals or exceeds TIME HUNDRED THOUSAND AND 00/100 DOLLARS ($3 00,000.00) then Seller or Purchaser may, upon written notice to the other party, terminate this Agreement and the same shall be of no further force and effect, save and except that Seller shall return the Performance Deposit to Purchaser without interest.

(f) If Purchaser shall receive an adjustment at the Closing on account of a Title Defect pursuant to this Article, Seller shall have until a date that is thirty (30) days after the Closing Date to cure the Title Defect at its cost. If by such date Seller can demonstrate to Purchaser's reasonable satisfaction the Title Defect has been cured, then Seller shall be entitled to payment by Purchaser for the amount of the adjustment received by Purchaser at the Closing as a result of the Title Defect. Purchaser shall pay such amount to Seller within ten (10) business days from the date that the Parties agree the Title Defect has been cured.

6.06 CASUALTY DEFECT: If prior to the Closing any of the Interests are substantially damaged or destroyed by fire or other unforeseen casualty (hereinafter called "Casualty Defect"), Seller shall notify Purchaser promptly after Seller learns of such event. Seller shall have the right, but not the obligation, to cure the Casualty Defect by repairing such damage or, in the case of personal property or fixtures, replacing them with equivalent items, no later than the Closing Date, all to Purchaser's reasonable satisfaction. If any uncured Casualty Defects exist at the Closing, Purchaser shall proceed to purchase the Interests affected thereby, and the Sale Price shall be reduced by the by the amount allocated by Purchaser to the affected Interest on Exhibit "D".

                ARTICLE 7. THIRD PARTY RIGHTS AND CONSENTS

It is understood by Purchaser that certain of the Interests may be subject to lessors' approvals or other consents to transfer any part of the Interests (other than governmental approvals and other consents routinely acquired after a transfer), including the non-transferability requirement of a license, permit, right-of-way, or easement, or a requirement for renegotiation upon transfer of ownership (collectively referred to hereinafter as, "Consents to Assign"). This Agreement shall be subject to the terms and conditions of such Consents to Assign.

Not later than 12:00 p.m. local Denver time on March 26, 1997, Seller shall identify those Consents to Assign which have not been obtained, and the Real Properties affected thereby. The Sale Price payable at Closing shall be adjusted by the amount allocated to the affected Real Property in Exhibit "D".

If Purchaser shall receive an adjustment at the Closing on account of any Consent to Assign that has not been obtained, then Seller shall have until a date that is forty-five (45) days after the Closing Date, or such other later date as the parties may mutually agree, within which to obtain all necessary Consents to Assign (hereinafter referred to as the "Post Closing Adjustment Date.

Seller shall provide written notice, together with supporting documentation, of such Consents to Assign as are obtained by Seller after the Closing. Within three (3) business days of Purchaser having received such notice, Purchaser shall pay to Seller the amount allocated to the affected Real Property in Exhibit "D", together with interest at the thirty day LIBOR rate from Closing Date to the date of such payment. Payment shall be made by wire transfer in accordance with Section 3.01
(e), or such other payment instructions as Seller may provide.

If a Consent to Assign is not obtained by the Post Closing Adjustment Date, then the affected Real Property shall be excluded from the Interests and the Sale Price reduced by the amount allocated to the affected Real Property in Exhibit "D", and the Seller shall issue a final settlement statement in connection therewith.

                        ARTICLE 8. REPRESENTATIONS

8.01 EXCLUSIVITY OF REPRESENTATIONS: THE EXPRESS REPRESENTATIONS OF SELLER CONTAINED IN THIS ARTICLE 8 OR OTHERWISE STATED IN THIS AGREEMENT ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER REPRESENTATIONS, EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE. FURTHERMORE, THE REPRESENTATIONS CONTAINED IN THIS ARTICLE 8 SHALL SURVIVE THE CLOSING FOR A PERIOD OF. ONE (1) YEAR, BUT ALL OTHER REPRESENTATIONS IN THIS AGREEMENT SHALL TERMINATE AT, AND SHALL NOT SURVIVE, THE CLOSING.

8.02 MUTUAL RE REPRESENTATIONS: Seller represents to Purchaser, and each of Kestrel and Victoria represents to the Seller that:

     (a) it is a corporation, duly organized, validly existing and in good standing Under the laws of the State of its incorporation, and is duly qualified to do business in the States in which the Interests are located or, in the case of the Purchaser, will be so qualified by Closing;

     (b) it has all authority necessary to enter into this Agreement and to perform all its obligations hereunder;

     (c) its execution, delivery and performance of this Agreement and the transactions contemplated hereby will not: (i) violate or conflict with any provision of its Certificate of Incorporation or By-Laws or its Articles of Organization, as the case may be, or other governing documents; (ii) result in the breach of any term or condition of, or constitute a default or cause the acceleration of any obligation under, any agreement or instrument to which it is a party or by which it is bound; or (iii) violate or conflict with any applicable judgment, decree, order, permit, law, rule or regulation;

     (d) this, Agreement has been duly executed and delivered on its behalf, and at the Closing all documents and instruments required hereunder will have been duly executed and delivered. This Agreement, and all such documents and instruments shall constitute legal, valid and binding obligations enforceable in accordance with their respective terms, except to the extent enforceability may be affected by bankruptcy, reorganization, insolvency or similar laws affecting creditors' rights generally; and

     (e) it has been represented by legal counsel of its own selection who has reviewed this Agreement.

     8.03 BROKERS: Each Party represents to the other that it has not incurred any obligation or liability, contingent or otherwise, for brokers' or finders' fees in connection with this Agreement in respect of which the other Party may have any responsibility; and any such obligation or liability that might exist shall be the sole obligation of the Party whose action gave rise thereto.

     8.04 COMPLIANCE WITH SECURITIES LAWS: The Purchaser represents that it is acquiring the Interests for its own account and not with the intent to make a distribution thereof within the meaning of the Securities Act of 1933, as amended, and the rules and regulations thereunder, or distribution thereof in violation of any other applicable securities laws which may apply to the sale of an undivided fractional interest in oil and gas properties

     8.05 SELLER'S REPRESENTATIONS: To the extent the following representations are made to the best of Seller's knowledge and belief, such reference shall mean the actual and current knowledge of Seller's officers and managers, after reasonable inquiry by such persons. Subject to the foregoing, Seller represents to Purchaser as follows:

     (a) OWNERSHIP: Seller owns the Interests and has the full power and right to sell and convey the same, subject to any Consents to Assign that may exist with respect thereto;

     (b) COMPLIANCE: Seller has complied in all material respects with the provisions and requirements of all orders, regulations and rules issued or promulgated by governmental authorities having jurisdiction with respect to the Interests operated by Seller and has filed for and obtained all governmental certificates, permits and other authorizations necessary for Seller's operation of the Interests other than permits, consents and authorizations required for the sale and transfer of the Interests to Purchaser, which shall be the responsibility of Purchaser.

     (c) NO VIOLATION: To the best of Seller's knowledge and belief, Seller has not defaulted or violated any agreement to which Seller is a party or any obligation to which Seller is bound affecting or pertaining to the Interests.

     (d) PROCEEDINGS PENDING: There are no suits, actions, claims, investigations or any legal, administrative or arbitration proceedings pending, or to the best of Seller's knowledge and belief, threatened against the Seller which affect or pertain to the Interests.

     (e) LEASES IN EFFECT: To the best of Seller's knowledge and belief, the oil and gas leases included within the Interests are valid and subsisting oil and gas leases, and all payments required to maintain such leases in full force and effect have been timely and properly paid.

     (f) AUTHORIZATIONS FOR EXPENDITURES: There are no outstanding calls under Authorizations for Expenditures for payments which are due or which Seller has committed to make which have not been made; there are no material operations with respect to which Seller has become a nonconsenting party which have not been disclosed hereunder; and there are no commitments for the expenditure of funds for drilling or other capital projects other than projects with respect to which the operator is not required under the applicable operating agreement to seek consent.

     (g) PERSONAL PROPERTY: To the best of Seller's knowledge and belief, the Movables have been maintained in a state of repair so as to be adequate for normal operations.

     (h) ENVIRONMENTAL: To the best of Seller's knowledge and belief, Seller is in substantial compliance in all material respects with all environmental laws applicable to the Interests. Seller has not received nor has any reasonable cause to believe it will receive any inquiry or notice that alleges non-compliance with such laws.

     (i) TITLE: The Interests to be assigned by Seller hereunder are free and clear of any liens, encumbrances, or other charges created by, through and under Seller, but without further warranty of title.

     (j) TAX PARTNERSHIPS: The Interests are not subject to any tax partnership agreement or provisions requiring a partnership income tax return to be filed under Subchapter K of Chapter 1 of Subtitle A of the Internal Revenue Code, or any similar state statute.

     (k) DATA AND INFORMATION: Subject to any legal obligations which restrict such disclosure, to the best of Seller's knowledge and belief, it has provided Purchaser with access to all the data, reports, records, projections, information and material respecting the Interests which Seller has in its possession as required by the provisions of Sections
6.01 and 11.06.

          ARTICLE 9. DISCLAIMER OF REPRESENTATIONS AND WARRANTIES

     9.01 NO WARRANTY OR REPRESENTATION BY SELLER: EXCEPT AS PROVIDED IN
SECTION 8.05(i), THE TRANSACTION CONTEMPLATED HEREBY SHALL BE (i) WITHOUT ANY WARRANTY OR REPRESENTATION OF TITLE, EITHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE; (ii) WITHOUT ANY EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION AS TO THE CONDITION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, FREEDOM FROM HIDDEN VICES OR DEFECTS, CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OR MERCHANTABILITY OF ANY OF THE MOVABLES OR ITS FITNESS FOR ANY PURPOSE; AND (iii) EXCEPT AS PROVIDED IN ARTICLE 8, WITHOUT ANY OTHER EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION WHATSOEVER. PURCHASER SHALL HAVE INSPECTED OR WAIVED ITS RIGHT TO INSPECT THE INTERESTS FOR ALL PURPOSES AND SATISFIED ITSELF AS TO THEIR PHYSICAL AND ENVIRONMENTAL CONDITION. PURCHASER IS RELYING SOLELY UPON ITS OWN INSPECTION OF THE INTERESTS, AND PURCHASER SHALL ACCEPT ALL OF THE SAME IN THEIR "AS IS, WHERE IS" CONDITION WITH ALL FAULTS IN ADDITION, SELLER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS, INFORMATION OR MATERIALS NOW, HERETOFORE OR HEREAFTER FURNISHED OR MADE AVAILABLE TO PURCHASER IN CONNECTION WITH THIS AGREEMENT INCLUDING, WITHOUT LIMITATION, ANY DESCRIPTION OF THE INTERESTS, OR THE ABILITY OR POTENTIAL OF THE INTERESTS TO PRODUCE HYDROCARBONS, OR THE ENVIRONMENTAL CONDITION OF THE INTERESTS OR ANY OTHER MATTERS CONTAINED IN THE NONPROPRIETARY DATA OR ANY OTHER MATERIALS FURNISHED OR MADE AVAILABLE TO PURCHASER BY SELLER OR BY SELLER'S AGENTS OR REPRESENTATIVES. ANY AND ALL SUCH DATA, RECORDS, REPORTS, PROJECTIONS, INFORMATION AND OTHER MATERIALS FURNISHED BY SELLER OR OTHERWISE MADE AVAILABLE TO PURCHASER ARE PROVIDED PURCHASER AS A CONVENIENCE AND SHALL NOT CREATE OR GIVE RISE TO ANY LIABILITY OF OR AGAINST SELLER. ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT PURCHASER'S SOLE RISK TO THE EXTENT PERMITTED BY LAW.

     9.02 EXPRESS DISCLAIMERS OF REPRESENTATIONS AND WARRANTIES: THE ASSIGNMENTS AND BILLS OF SALE OR OTHER NECESSARY CONVEYANCE INSTRUMENTS TO BE DELIVERED BY SELLER AT CLOSING SHALL EXPRESSLY SET FORTH DISCLAIMERS OF REPRESENTATIONS AND WARRANTIES.

     9.03 WAIVER OF RIGHTS FOR HIDDEN DEFECTS: THE PURCHASER EXPRESSLY WAIVES THE WARRANTY OF FITNESS FOR INTENDED PURPOSES OR GUARANTEE AGAINST HIDDEN OR LATENT VICES UNDER COLORADO LAW OR UNDER THE LAW OF ANY STATE WHERE THE INTERESTS MAY BE LOCATED; ACKNOWLEDGES THAT THIS EXPRESS WAIVER SHALL BE CONSIDERED A MATERIAL AND INTEGRAL PART OF THIS SALE AND THE CONSIDERATION THEREOF; AND ACKNOWLEDGES THAT THIS WAIVER HAS BEEN BROUGHT TO THE ATTENTION OF PURCHASER AND EXPLAINED IN DETAIL AND THAT PURCHASER HAS VOLUNTARILY AND KNOWINGLY CONSENTED TO THIS WAIVER OF WARRANTY OF FITNESS AND/OR WARRANTY AGAINST HIDDEN VICES AND DEFECTS FOR THE INTERESTS.

     9.04 PURCHASER'S ACKNOWLEDGMENT: PURCHASER ACKNOWLEDGES THAT THE WAIVERS AND DISCLAIMERS IN THIS ARTICLE 9 ARE CONSPICUOUS.

     9.05 Any Claim for an alleged breach of representation or warranty arising out of Articles 8 and 9 of this Agreement shall be made by written notice from the Party claiming breach to the other Party (the "Breaching Party") within 30 days of the date such breach was discovered or should have been discovered , stating the nature and basis of such Claim and, if ascertainable, the amount of any damages arising therefrom. The Breaching Party shall have a period of thirty (30) days after receipt of such notice within which to respond thereto (the "Notice period"), and or attempt to remedy the alleged breach before Mediation proceedings under Section 20.16 are initiated. In no event shall mediation or any other legal proceeding be brought based upon such a Claim unless such mediation or legal proceeding is initiated within one (1) calendar year from the Closing Date.

                    ARTICLE 10.  CONDITIONS OF CLOSING

     Each Party's obligation to consummate the transaction provided for herein is subject to the satisfaction or waiver by the other Party of the following conditions:

     1O.01     REPRESENTATIONS: The representations contained in Article 8 shall be true and correct in all material respects on the Closing Date as though made on and as of the Closing Date.

     10.02 PERFORMANCE: Each Party shall have performed in all material respects the obligations, covenants and agreements hereunder to be performed by it at or prior to the Closing Date.

     10.03     PENDING MATTERS:    No suit, action or other proceeding by
a third party or a governmental authority shall be pending which seeks to restrain, enjoin or otherwise prohibit the consummation of the transactions contemplated by this Agreement.

     10.04 GOVERNMENTAL BONDS: Upon written request by Seller, Purchaser shall deliver or cause to be delivered to Seller proof of bonds, in form and substance and issued by corporate sureties satisfactory to Seller, covering the Interests required under any laws, rules or regulations of any federal, state or local government agencies having jurisdiction over the Interests, or a commitment by a surety company, satisfactory to Seller, to issue such bonds upon Closing, or such other security or form of guarantee of such obligations that may be satisfactory to the appropriate agency.

     10.05 MANAGEMENT APPROVAL: Seller shall have obtained management approval of the transactions contemplated herein, and shall have notified the Purchaser in writing that the appropriate level of management approval has been obtained.

     10.06 OPINIONS OF COUNSEL. Each Party shall have delivered to the other an opinion of its counsel, dated as of the Closing, in form and substance reasonably satisfactory to the receiving Party, to the effect that:

     1. It is a corporation duly incorporated and legally existing in good standing under the laws of such State of incorporation or organization;

     2. This Agreement, and the transactions contemplated hereby, have been duly and validly approved by all necessary action by the Party and this Agreement constitutes a valid and binding agreement of the Party, enforceable against same in accordance with its terms, subject, however to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance and similar laws from time to time in effect relating to the rights and remedies of creditors, as well as to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

     3. This Agreement has been duly executed and delivered by the Party.

     In giving this opinion, each Party's counsel may rely upon certificates of governmental officials and of each Party's officers or managers as to matters of fact, and may qualify the opinion with such other assumptions and exceptions as are reasonable under the circumstances.

              ARTICLE 11.  TRANSACTIONS ON AND AFTER CLOSING

     At the Closing, the following shall occur:

     11.01 ADJUSTED SALE PRICE: Purchaser shall deliver to Seller or Seller's designee the Adjusted Sale Price.

     11.02 ASSIGNMENTS AND BILLS OF SALE: Seller shall execute, acknowledge and deliver to Purchaser Assignments and Bills of Sale (hereinafter called the "Assignments" and other necessary conveyance instruments covering the Interests in forms that are mutually acceptable to the Parties and contain terms and conditions consistent with the terms and conditions contained in this Agreement

     11.03 RECORDING. Purchaser shall be solely responsible for promptly recording the Assignments, and any other documents related to the conveyance of the Interests, and shall promptly furnish Seller with the recording information. All governmental office recording and filing fees shall be paid by Purchaser and, if paid by Seller, shall be reimbursed by Purchaser promptly after receipt of an invoice.

     11.04 POSSESSION OF THE INTERESTS: Seller shall (subject to the terms of applicable operating agreements and other provisions hereof) deliver to Purchaser exclusive possession of the Interests upon the Closing.

     11.05 NOTICE OF SALE: Immediately after the Closing, Purchaser shall notify Black Coral and Conoco Inc., both overriding royalty holders, that it has purchased the Interests. Seller shall execute such instruments and take such other actions as Purchaser may reasonably request to assist Purchaser with such notifications.

     11.06 RECORDS AND DOCUMENTS: Seller shall, at or as promptly as reasonably possible after the Closing, deliver to Purchaser the originals of records and documents in Seller's possession or in off-site storage relating to the Interests, including, but not limited to, land and lease files, division of interest computer printouts, contract files, well files and well logs, and accounting records. Seller may copy, at its expense, any such records and documents prior to delivering them to Purchaser. SELLER SHALL HAVE NO OBLIGATION TO FURNISH PURCHASER ANY DATA OR INFORMATION WHICH SELLER IS RESTRICTED FROM PROVIDING BECAUSE OF OBLIGATIONS TO THIRD-PARTIES provided, however, that Seller shall identify any data or information withheld under this provision and the basis for such withholding. Seller shall retain the right for seven years (7) from the Closing Date to access and copy such records and documents at all reasonable times during Purchaser's normal business hours at Seller's sole risk and expense upon giving Purchaser reasonable notice in writing of the date such access is required and upon nominating in such notice the names of the authorized representatives to whom such access is to be granted. This right shall survive termination of this Agreement and shall be binding on Purchaser's successors and assigns. Notwithstanding the foregoing, should Purchaser wish to destroy any such records or documents prior to the expiration of such seven (7) year retention period, it shall notify Seller in writing to such effect and, if Seller does not provide Purchaser with written notice within thirty (30) days of its receipt of Purchaser's notice that Purchaser should deliver such records or documents, or any portions thereof, to Seller, Purchaser may implement such destruction. The cost of delivering such documents shall be borne by the Seller.

11.07 TRANSFER OF LICENSES: Purchaser and Seller shall undertake to arrange, at Purchaser's sole cost, the transfer to Purchaser of any seismic licenses or permits, geological data licenses, and software licenses related to the Interests held by the Seller. Seller agrees to request on behalf of Purchaser the transfer of such licenses or permits from the holders thereof.

         ARTICLE 12.  RESPONSIBILITY FOR PAYMENTS AND OBLIGATIONS

Seller shall be responsible for (i) all lease rentals and (ii) all operating costs, vendor and contractor invoices and other liquidated monetary obligations of Seller that in each case accrued prior to the Effective Time and are attributable to the ownership, operation, use or maintenance of or otherwise relate to the Interests. Purchaser shall be responsible for all of the abovedescribed payments and obligations that have accrued or may accrue on and after the Effective Time, and shall reimburse Seller for any such payments or obligations paid by Seller on or after the Effective Time. Notwithstanding the foregoing, Seller agrees to make on behalf of Purchaser all of the payments referred to in item (i) above for a period ending April 30, 1997, unless Purchaser directs Seller in writing not to make any such payment. These amounts shall be set forth in the Settlement Statement and reflected in the Adjusted Sale Price.

                   ARTICLE 13.  TAXES AND PREPAID ITEMS

13.01 APPORTIONMENT OF TAXES: All real property taxes, personal property taxes and similar obligations with respect to the Interests for the tax period in which the Effective Time occurs shall be apportioned as of the Effective Time between Seller and Purchaser. The portion of such apportioned tax liability which is paid by Purchaser but is attributable to Seller shall be reimbursed by Seller within fifteen (15) business days of Seller's receipt of an invoice therefor from Purchaser. Purchaser shall file or cause to be filed all required reports and returns incident to such taxes and shall pay or cause to be paid to the taxing authorities all such taxes relating to the tax period in which the Effective Time occurs. Purchaser shall supply Seller with copies of the filed reports and proof of payment, promptly after filing and paying same.

     13.02 APPORTIONMENT OF PREPAIDS: Unearned insurance premiums applicable to periods following the Effective Time, prepaid rentals, and any other prepaids or accrued payables, if any, attributable to the Interests shall be prorated as of the Effective Time and amounts owing from such proration shall be set forth in the Settlement Statement and reflected in the Adjusted Sale Price.

                     ARTICLE 14.  COVENANTS BY SELLER

     From the date hereof until the Closing Date, except as otherwise consented to by Purchaser in writing, Seller shall (i) not mortgage, pledge or subject to any security interest any of the Interests; (ii) not enter into any termination or amendment of any agreement affecting the Interests; (iii) not enter into any settlement of any pending or threatened litigation involving the Interests; (iv) not consent to the entry of any decree or order by a governmental body or pay any fine relating to the Interests; (v) not enter into any agreement affecting the Interests with a term in excess of thirty (30) days and (vi) not subject the Interests to any lien, claim or encumbrance other than a Permitted Encumbrance.

               ARTICLE 15.  ADVERSE ENVIRONMENTAL CONDITION

     15.01 Purchaser shall advise Seller of any Adverse Environmental Condition (as defined herein) related to the Interests of which Purchaser has actual knowledge not later than 12:00 p.m. local Denver time on Tuesday, March 25, 1997. Except as provided below, Seller, after the Closing, at its sole cost, shall remedy such Adverse Environmental Condition(s), individually or in the aggregate, to the reasonable satisfaction of Purchaser and in accordance with applicable Environmental Laws (as defined herein) in effect as of the Closing Date. In the event Seller reasonably determines in good faith that the cost of remediating Adverse Environmental Condition(s) as to any wells, units or other subdivision of the Real Property listed on Exhibits "A-1 to A-3", exceeds the lesser of $300,000.00 or the corresponding allocated value in Exhibit "D", or that the aggregate cost of remediating Adverse Environmental Conditions as to all affected Interests exceeds $300,000,00, Seller may elect, by written notice to Purchaser not later than 12:00 p.m. local Denver time on Tuesday, March 26, 1997, not to remedy such Adverse Environmental Condition(s) under this Agreement. If Seller declines to remediate any Adverse Environmental Condition(s), Purchaser shall have the option to: (1) exclude the affected property and adjust the Sale Price by the value allocated thereto in Exhibit "D", or (2) terminate this Agreement without liability, in which event the Performance Deposit shall be returned to Purchaser, without interest. If Purchaser elects to exclude affected Interests aggregating more than twenty percent (20%) of the Sale Price, then Seller shall have the option to terminate the Agreement without liability, in which event the Performance Deposit shall be returned to Purchaser, without interest. As for Interests containing Adverse Environmental Condition(s) that are conveyed to and accepted by Purchaser that Seller undertakes to remedy, Seller shall indemnify, save, discharge, release and hold Purchaser harmless against all penalties, fines, cleanup or remediation liabilities, claims, demands and causes of action, resulting from the remediation of, or the failure to, fully and completely perform the remediation of the Adverse Environmental Condition(s) in accordance with applicable Environmental Laws. Seller agrees that it will exercise all reasonable efforts and diligence to complete any required environmental cleanup and remediation. according to plans approved by the appropriate regulatory agency within one (1) year of the Closing unless an such regulatory agency orders Purchaser and/or Seller to complete such cleanup and remediation on an expedited basis.
Any failure to complete such efforts by such time shall not relieve Seller of its duty to fully and completely satisfy its obligations hereunder. Purchaser shall grant Seller and its representatives, at Seller's and such representatives' sole risk and expense, such access to the Interests as may be reasonably necessary to satisfy its obligations under this Article, provided such access does not unreasonably interfere with Purchaser's operations and Seller agrees to allow Purchaser and its representatives and consultants the opportunity to monitor the cleanup and remediation operations hereunder, provided that such monitoring not unreasonably interfere with such operations. Once Seller's cleanup and remediation operations bring the Adverse Environmental Condition into compliance with the requirements of the applicable regulations, Purchaser shall be deemed to have accepted full responsibility for the environmental condition of the affected Interest.

     15.02 As used herein, "Adverse Environmental Condition" shall mean any contamination or condition that is the result of any discharge, release, disposal, production, storage or treatment on, in or below the Interests or migration to or from the Interests to any other land or body of water, wherever located, prior to the Closing Date, of any wastes, pollutants, contaminants, hazardous materials or other materials or substances for which and to the extent that remediation is required by any laws, rules, orders, regulations, permits or judgments in effect as of the Closing Date relating to the protection of the environment (hereinafter called "Environmental Laws").

                       ARTICLE 16.  INDEMNIFICATIONS

16.01 INDEMNIFICATION: As used in this Article 16 and in the other provisions of this Agreement, "Claims" shall include claims, demands, causes of action, liabilities, damages, fines, penalties and Judgments of any kind or character, whether matured or unmatured, absolute or contingent, accrued or unaccrued, liquidated or unliquidated or known or unknown, and whether or not resulting from third party claims, and all costs and fees (including, without limitation, interest, reasonable attorneys' fees, reasonable costs of experts, court costs and reasonable costs of investigation, including those incurred in enforcing the indemnification provisions contained in this Agreement) in connection therewith.

     Except as otherwise provided in this Agreement:

     (a) As of the Effective Time, Purchaser shall assume, be responsible for and comply with all duties and obligations of the Seller expressed or implied with respect to the Interests. Such duties and obligations shall include, without limitation, those which arise under or by virtue of any lease, contract, agreement (including without limitation the Black Coral Agreement), document, permit, applicable law or statute and any rule, regulation or order of any governmental authority. Such duties and obligations shall not include, and Purchaser shall not assume liability for, the obligations of the Seller to pay liquidated obligations that accrued prior to the Effective Time as described in Articles 12 and 13. Purchaser shall defend, indemnify, save, discharge, and release Seller; hold Seller harmless from; and pay or reimburse Seller, on a current basis as such obligations arise, for any and all Claims in connection with the duties and obligations assumed by the Purchaser under this Section 16.01(a) except (i) to the extent any such Claim has been asserted against Seller prior to the Effective Time, (ii) as otherwise set forth in this Agreement, (iii) with respect to any Claim expressly retained by Seller pursuant to Section 15.01 of this Agreement, and (iv) any broker's or finder's fees or commissions arising with respect to brokers or finders retained or engaged by Seller and resulting from or relating to the transaction contemplated in this Agreement. With respect to any Claim for cleanup or remediation of the Interests, such Claim shall be deemed asserted against Seller at the time the notice requiring cleanup or remediation has been issued by the appropriate regulatory agency or a complaint or other written notice is received.

     (b) Except as provided for in Section 6.02, Seller shall defend, indemnify, save, discharge, release and hold Purchaser harmless from any and all Claims for personal injury, death or damage to personal property arising directly or indirectly from or incident to, the use, occupation, operation, maintenance, condition (whether latent or patent) or abandonment of any of the Interests prior to the Closing Date, and asserted against Purchaser and/or Seller within one (1) year of the Closing Date.

     (c) Except as provided in Subsection 16.01(b), Purchaser shall defend, indemnify, save, discharge, release and hold Seller harmless from and pay or reimburse Seller on a current basis for any and all Claims for personal injury, death or damage to personal property arising directly or indirectly from or incident to, the use, occupation, operation, maintenance, condition (whether latent or patent) or abandonment of any of the Interests, prior to, on or after the Closing Date.

     (d) Purchaser shall defend, indemnify, save, discharge, release and hold Seller harmless from and pay or reimburse Seller on a current basis for any and all Claims for damage to the environment, environmental cleanup, remediation, or compliance, or for any other relief, arising directly or indirectly from or incident to, the use, occupation, operation, maintenance, condition (whether latent or patent) or abandonment of any of the Interests, including without limitation, contamination of the property or premises with Naturally Occurring Radioactive Materials (NORM), whether or not any such Claims result from conditions, actions or inactions present or existing on or before the Closing Date, unless Seller had actual knowledge prior to the Closing Date that the basis for such Claim constituted an Adverse Environmental Condition and did not inform Purchaser of such Adverse Environmental Condition so that Purchaser, in turn, could advise Seller pursuant to
Section 15.01. In such case, Seller shall be responsible for, and shall defend, indemnify, save, discharge, release and hold Purchaser harmless from, and pay or reimburse Purchaser on current basis for, any such Claim.

     (e) Any claim for indemnity under Subsections 16.01 (a) through 16.01(d) above or under any other provision of this Agreement shall be made by written notice from the Party sending indemnification (the "Indemnified Party") to the Party required to provide same (the "Indemnifying Party"), together with a written description of any third-party Claim against the Indemnified Party, stating the nature and basis of such Claim and, if ascertainable, the amount thereof. The Indemnifying Party shall have a period of thirty (30) business days after receipt of such notice within which to respond thereto or, in the case of a third-party Claim which requires a shorter time for response, then within such shorter period as specified by the Indemnified Party in such notice (the "Notice Period"). If the Indemnifying Party denies liability for indemnification under the terms of this Agreement or fails to respond to the notice within the Notice Period, then the Indemnified Party may defend or compromise the Claim as it deems appropriate without prejudice to any of the Indemnified Party's rights hereunder, with no further obligation to inform the Indemnifying Party of the status of the Claim and no right of the Indemnifying Party to approve or disapprove any actions taken in connection therewith by the Indemnified Party. If the Indemnifying Party accepts liability for indemnification under the terms of this Agreement, then it shall so notify the Indemnified Party within the Notice Period and elect either (a) to undertake the defense or compromise of such third-party Claim with counsel selected by the Indemnifying Party and reasonably approved by the Indemnified Party or (b) to instruct the Indemnified Party to defend or compromise such Claim. If the Indemnifying Party undertakes the defense or compromise of such third-party Claim, then the Indemnified Party shall be entitled, at its own expense, to participate in such defense. No compromise or settlement of any third-party Claim shall be made without reasonable notice to the Indemnified Party and, unless such compromise or settlement includes a general release of the Indemnified Party in respect of the matter with no admission of liability on the part of the Indemnified Party and no constraints on the future conduct of its business, without the prior written approval of the Indemnified Party.

     16.02 EXTENSION AND APPLICATION OF INDEMNITIES: Each Party's indemnity obligations in this Agreement shall extend to the other and to the other's parent, subsidiaries and affiliates and their present and former directors, officers, employees, contractors and agents, and to each of their heirs, executors, successors and assigns.

     16.03 LIMITATION OF INDEMNITIES: Neither Party shall be required to indemnify the other Party or pay any other amount pursuant to Articles 15, 16 or otherwise in connection with or with respect to the transactions contemplated in this Agreement in any amount exceeding, in the aggregate, the Sale Price.

     16.04 SOLE AND EXCLUSIVE REMEDY: If the Closing occurs, the sole and exclusive remedy of each of the Indemnified Parties with respect to the purchase and sale of the Interests shall be pursuant to the express provisions of this Agreement. If the Closing occurs, each of Purchaser and Seller shall be deemed to have waived, to the fullest extent permitted under applicable law, any right of contribution against Seller, its shareholders, or any of its Affiliates or Purchaser, its shareholders, or any of its Affiliates, respectively, and any and all rights, claims and causes of action it may have against Seller, its shareholders or any of its Affiliates or Purchaser, its shareholders, or any of its Affiliates, respectively, arising under or based on any federal, state or local statue, law, ordinance, rule or regulation or common law or otherwise.
For purposes of this Agreement, "Affiliate" shall mean a company, partnership or other legal entity which controls, or is controlled by, or which is controlled by an entity which controls a Party. In Seller's case, "Affiliate" includes Mobil Corporation and all entities which have Mobil Corporation as an ultimate parent company. "Control" means power to direct, administer and dictate policies of a company, partnership of other legal entity through the direct or indirect ownership of fifty percent (50%) or more of such entity's voting securities or other voting rights. The terms "controlling" and "controlled" have meaning correlative to the foregoing.

     16.05 EXPRESS NEGLIGENCE APPLICABILITY: THE INDEMNIFICATION, RELEASE AND ASSUMPTION PROVISIONS PROVIDED FOR IN THIS AGREEMENT SHALL BE APPLICABLE WHETHER OR NOT THE LOSSES, COSTS, EXPENSES AND DAMAGES IN QUESTION AROSE SOLELY OR IN PART FROM THE GROSS, ACTIVE, PASSIVE, CONCURRENT, SIMPLE OR SOLE NEGLIGENCE, OR STRICT LIABILITY OR OTHER FAULT OF ANY INDEMNIFIED PARTY OR ANY OTHER THEORY OF LIABILITY OR FAULT, WHETHER IN LAW (WHETHER COMMON OR STATUTORY) OR EQUITY, UNLESS SUCH LIABILITY OR FAULT IS BASED UPON THE WILLFUL MISCONDUCT OF THE PARTY OR ITS AGENTS, EMPLOYEES OR CONTRACTORS. PURCHASER AND SELLER ACKNOWLEDGE THAT THIS STATEMENT COMPLIES WITH THE EXPRESS NEGLIGENCE RULE AND IS CONSPICUOUS.

     16.06 NO LIABILITY FOR KNOWN BREACHES AND FACTS: Neither Seller nor Purchaser shall have any obligation or liability under this Agreement or in connection with or with respect to the transactions contemplated in this Agreement for any breach, misrepresentation or noncompliance with respect to any representation, warranty, covenant or obligation, if such other Party had actual knowledge of such breach, misrepresentation or noncompliance at least two (2) days prior to the Closing and did not give the non-complying Party the opportunity to cure such breach or misrepresentation prior to or at Closing.

             ARTICLE 17.  PHYSICAL CONDITION OF THE INTERESTS:

PURCHASER'S INVESTIGATION AND LIABILITY: PURCHASER ACKNOWLEDGES THAT: (i) UNDER THIS AGREEMENT SELLER IS REQUIRED TO GIVE PURCHASER AN OPPORTUNITY PRIOR TO CLOSING TO (A) EXAMINE THE REAL PROPERTIES, MOVABLES, AND MATERIALS AS IT HAS REQUESTED TO BE PROVIDED TO IT BY SELLER, (B) DISCUSS WITH REPRESENTATIVES OF SELLER SUCH MATERIALS AND THE NATURE AND OPERATION OF THE INTERESTS AND (C) INVESTIGATE THE CONDITION OF THE REAL PROPERTY; AND (ii) IN ENTERING INTO THIS AGREEMENT, PURCHASER HAS RELIED SOLELY ON THE EXPRESS REPRESENTATIONS (SOME OF WHICH REPRESENTATIONS TERMINATE AT THE CLOSING) AND COVENANTS OF SELLER IN THIS AGREEMENT, ITS INDEPENDENT INVESTIGATION OF, AND JUDGMENT WITH RESPECT TO THE INTERESTS, INCLUDING BUT NOT LIMITED TO SURFACE CONDITIONS, AND THE OTHER INTERESTS AND THE ADVICE OF ITS OWN LEGAL, TAX, ECONOMIC, ENVIRONMENTAL, ENGINEERING, GEOLOGICAL AND GEOPHYSICAL ADVISORS AND NOT ON ANY COMMENTS OR STATEMENTS OF ANY REPRESENTATIVES OF, OR CONSULTANTS OR ADVISORS ENGAGED BY SELLER. SELLER DISCLAIMS ANY LIABILITY ARISING OUT OF OR IN CONNECTION WITH ANY PRESENCE OF NORM OR MMMF ON THE PROPERTY AND ON THE CLOSING DATE, SUBJECT TO ARTICLES 15 AND 16, PURCHASER SHALL ASSUME THE RISK THAT THE INTERESTS MAY CONTAIN WASTES OR CONTAMINANTS AND THAT ADVERSE PHYSICAL CONDITIONS, INCLUDING THE PRESENCE OF WASTES OR CONTAMINANTS, MAY NOT HAVE BEEN REVEALED BY PURCHASER'S INVESTIGATION OR DISCLOSED TO PURCHASER BY SELLER. EXCEPT AS PROVIDED IN ARTICLES 15 AND 16, AS OF THE CLOSING DATE, ALL RESPONSIBILITY AND LIABILITY RELATED TO DISPOSAL, SPILLS, WASTE, OR CONTAMINATION ON AND BELOW THE INTERESTS SHALL BE TRANSFERRED FROM SELLER TO PURCHASER AND, PURCHASER SHALL INDEMNIFY, DEFEND, SAVE, DISCHARGE, RELEASE AND HOLD SELLER HARMLESS THEREFROM. SELLER AND PURCHASER AGREE THAT THE PROVISIONS OF THIS ARTICLE 17 SHALL SURVIVE THE CLOSING.

                      ARTICLE 18. FURTHER ASSURANCES:

     18.01 PERFORMANCE OF OBLIGATIONS: Seller and Purchaser shall use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to carry out all of their respective obligations under this Agreement and to consummate and make effective the purchase and sale of the Interests pursuant to this Agreement.

     18.02 FURTHER CONVEYANCES AND ASSUMPTIONS: After the Closing Date, Seller and Purchaser shall execute, acknowledge and deliver all such further conveyances, transfer orders, notices, assumptions and releases and such other instruments, and shall take such further actions, as may be necessary or appropriate to convey or to confirm the conveyance to Purchaser and its successors or assigns all of the Interests and to complete the transfer of liabilities and obligations to Purchaser.

                           ARTICLE 19.  NOTICES

     All notices and consents to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered personally; faxed (i.e., sent by facsimile) with receipt acknowledged; mailed by registered mail, return receipt requested, postage prepaid; or delivered by a recognized commercial courier to the Party at the address set forth below or such other party and/or other address as any Party shall have designated for itself by ten (1O) business days' prior notice to the other Party.

     Notice is deemed to have been duly received on the day personally delivered; on the day after it is sent by fax, four (4) days after mailing by certified or registered mail and the day after it is received from a recognized commercial courier.

     Seller:

     AMPOLEX (USA), INC.
     Attn: E.F. Delfos
     1050 Seventeenth Street, Suite 2500
     Denver, Colorado 80265
     Phone: (303) 595-9000
     FAX No.:(303) 595-0110

     Purchaser:

     KESTREL ENERGY, INC.               VICTORIA PETROLEUM USA, INC.
     Attn: Mr. Timothy L. Hoops         Attn: Mr. John Kopcheff
     999 18th Street, Suite 1100        CC: Mr. Timothy L. Hoops
     Denver, Colorado 80202             9th Floor Griffin Centre
     Phone: (303) 295-0344              28 The Esplanade
     Fax No.: (303) 295-1862            Perth, Western Australia, 6000
                                        Phone: (619)2616100
                                        Fax: (619) 261-6138

                        ARTICLE 20.  MISCELLANEOUS

     20.01 ENTIRE AGREEMENT: This Agreement, together with its Exhibits, the Parties' letter agreement dated February 20, 1997, and their confidentiality agreement dated January 27, 1997, relating to the Interests constitute the entire agreement between the Parties and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties. No supplement, amendment, alteration, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the Parties hereto after the execution of this Agreement. The provisions of Sections 6.02, 8.01, 11.06, 15.01, and Articles 16, 17, 18 and this Article 20 shall survive the Closing or any termination of this Agreement, except as otherwise provided therein.

     20.02 SEVERABILITY: In the event any covenant, condition, or provision contained herein is held to be invalid by a court of competent jurisdiction, the invalidity of any such covenant, condition or provision shall in no way affect any other covenant, condition or provision contained herein; provided, however, that any such invalidity does not materially prejudice either Purchaser or Seller in its respective rights and obligations contained in the valid covenants, conditions, and provisions of this Agreement.

     20.03 WAIVER: No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. Any waiver must be in writing and signed by an authorized representative of the waiving Party.

     20.04 CONSTRUCTION OF AMBIGUITY: In the event of any ambiguity in any of the terms or conditions of this Agreement, including any exhibits thereto and whether or not placed of record, such ambiguity shall not be construed for or against any Party hereto on the basis that such Party did or did not author the same.

     20.05 CAPTIONS: The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provisions of this Agreement.

     20.06 GOVERNING LAW: This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado, without reference to the conflict of laws principles applied by the courts of the State of Colorado. All assignments and instruments of conveyance executed in accordance with this Agreement shall be governed by and interpreted and enforced in accordance with the laws of the state where the Interests conveyed thereby are located.

     20.07 WAIVER OF JURY TRIAL: SELLER AND PURCHASER DO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER LEGAL PROCEEDING BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE
TRANSACTIONS CONTEMPLATED HEREBY.

     20.08 LIMITATION OF LIABILITY: Seller and Purchaser do hereby covenant and agree that the recovery by either Party hereto of any damages suffered or incurred by it as a result of any breach by the other Party of any provision of this Agreement shall, in addition to such other limitations as are set forth in this Agreement, be limited to the actual damages suffered or incurred by the nonbreaching Party as a result of the breach by the breaching Party and in no event shall the breaching Party be liable to the non-breaching Party for any indirect, consequential, exemplary or punitive damages suffered or incurred by the non-breaching Party as a result of the breach by the breaching Party. This Section shall not limit Seller's right to retain the Performance Deposit as liquidated damages under Section 5.01.

     20.09 PUBLICITY: Seller and Purchaser shall consult with each other with regard to all publicity and other releases at or prior to the Closing concerning this Agreement and the transactions contemplated hereby and, except as required by applicable law or the applicable rules or regulations of any governmental body or stock exchange, neither Party shall issue any publicity or other release without the prior written consent of the other Party.

     20.10 COUNTERPARTS: This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     20.11 ASSIGNMENT: This Agreement may not be assigned by either Party to a third party other than an Affiliate without the prior written consent of the other Party, which consent shall not be unreasonably withheld. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective permitted successors and assigns. All future conveyances of all or any portion of the Interests shall expressly recognize and perpetuate the rights and obligations set out in this Agreement.

     20.12 COSTS AND EXPENSES: Except as otherwise expressly provided herein, each Party shall bear and pay its own costs and expenses, including, but not limited to attorneys fees, incurred in connection with this transaction.

     20.13 JOINT VENTURE, PARTNERSHIP AND AGENCY: Nothing contained in this Agreement shall be deemed to create a joint venture, partnership, tax partnership or agency relationship between the Parties.

     20.14 CONFIDENTIALITY: The Parties shall continue to be subject to the Confidentiality Agreement dated January 22, 1997, which agreement is hereby incorporated by reference.

     20.15 SALE OF INTERESTS LOCATED ON FEDERAL LANDS: If the Interests are located on federal lands, Purchaser agrees to obtain approval from the appropriate federal and/or state agencies as soon as practicable after the Closing and to provide Seller with a copy thereof Purchaser shall indemnify, defend, save, discharge, release and hold Seller harmless from and against any liability resulting from Purchasee's failure to comply with this provision.

     20.16 MEDIATION: If a dispute arises out of or relates to this Agreement, or the breach thereof, and if the dispute cannot be settled through negotiation, the Parties agree first to try in good faith to settle the dispute by mediation administered by the American Arbitration Association under its Commercial Mediation Rules (or such other form of mediation as is reasonably acceptable to both Parties) before resorting to arbitration, litigation, or some other dispute resolution procedure. The mediator selected to resolve any dispute hereunder shall be acceptable to both Parties. If the Parties cannot agree on a mediator, then they shall make application to the Administrative Judge of the State District Courts of Denver County, Denver, Colorado for appointment of a mediator. Each Party shall bear its own attorneys' fees in connection with any mediation and the cost of the mediation shall be shared equally by both Parties. In the event of any arbitration, the rules of the American Arbitration Association shall apply.

     20.17 NON-COMPETE AGREEMENTS: If Closing occurs, Purchaser shall prepare, and Seller shall execute, prior to the Post Closing Adjustment Date, assignments transferring all of Seller's rights and obligations under the confidentiality and non-compete agreements entered into between Seller and third parties with respect to the Interests, copies of which are attached as Exhibit "F" (hereinafter called "Non-Compete Agreements"), to the extent such rights are transferable.

     (i) Should any issue arise regarding the assignability of the Non-Compete Agreements to Purchaser, including any Claim by a third party or by Purchaser, Seller or its successor or Affiliate shall have no obligation to enforce the Non-Compete Agreements against such third parties, but shall reasonably cooperate with Purchaser in its efforts to enforce such Agreements.

     (ii) With respect to any Non-Compete Agreement that Seller is unable to Assign to Purchaser, should Seller receive from any third party an assignment of a lease or an interest in the area of mutual interest defined in a Non-Compete Agreement, Seller agrees to prepare and execute an assignment transferring all of Seller's rights and obligations thereunder to Purchaser, to the extent such leases or interests are transferable. Purchaser shall pay no additional consideration to Seller or its successor for the transfer of any such leases or interests. Purchaser, at its sole cost, shall be responsible for recording any assignment that needs to be recorded.

     (iii) Purchaser shall indemnify, defend, save, discharge, release and hold harmless Seller and its Affiliates from, and pay or reimburse Seller on a current basis for, any and all losses, liabilities, Claims (as defined in Section 16.01), and causes of action arising out of, or in any way connected with or as a result of the provisions of this Section 20.17.

     20.18 JOINT AND SEVERAL LIABILITY: Kestrel and Victoria shall be jointly and severally liable for all obligations arising under this Agreement.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first above set forth.

SELLER:

AMPOLEX (USA), INC.


By:   /s/ Ernest F. Delfos
   --------------------------------
   Ernest F. Delfos
   Title:  Vice President and General Manager

PURCHASER:

KESTREL CALIFORNIA                      VICTORIA PETROLEUM USA, INC.
ENERGY, INC.

By:   /s/ Timothy L. Hoops              By:   /s/ Timothy L. Hoops
   --------------------------------        ------------------------------
   Timothy L. Hoops                        Timothy L. Hoops
   Title:  President                       Title:  Vice President





                                                       Goose Lake Prospect
                                                   Kern County, California

                               EXHIBIT "A-1"

Attached to and made a part of that certain Purchase and Sale Agreement between AMPOLEX (USA), INC., and KESTREL ENERGY CALIFORNIA, INC. and VICTORIA PETROLEUM USA, INC., dated effective January 1, 1997.


Ampolex
Lease                                           Ampolex         Recording
No.     Lessor                    Lease Date    WI/NRI          Document #
------  ------------------------  -----------   ---------------- ---------
        William T. Hollinger,     13 Nov 1996   100% WI         0196161370
        a married man as his                    16.67% base roy.
        Separate property                       3% Conoco orri
        (GL#11)                                 2% Coral orri*

        Margaret Anne Cooper,     5 Nov 1996    100% WI         0196161388
        as Trustee of the                       16.67% base roy.
        Finis G. Cooper and                     3% Conoco orri
        Ethel B. Cooper 1977                    2% Coral orri*
        Trust (GL#49, 120)

        LIMITED insofar as said
        lease covers the
        Following described
        lands:
        T-25-S, R-22-E
        Sec. 32: SE/4SW/4

        Margaret Anne Cooper,     5 Nov 1996    100% WI         0196161388
        as Trustee of the                       16.67% base roy.
        Finis G. Cooper and                     3% Coral orri*
        Ethel B. Cooper 1977 Trust
        (GL#49, 120)

        All portions of this
        lease EXCEPT for the
        following lands:
        T-25-S.  R-22-E
        Sec. 32: SE/4SW/4

        Patricia Devin, also      26 Nov 1996   100% WI         0197027803
        known as Patricia Lucey                 16.67% base roy.
        Devin, a married woman                  3% Conoco orri
        as her separate                         2% Coral orri*
        Property

        Roger B. Williams, a      22 Oct 1996   100% WI         0196161391
        Married man as his sole                 16.67% base roy.
        and separate property                   3% Conoco orri
        (GL#53)                                 2% Coral orri*

        Gloria Jamieson, a        12 Nov 1996   100% WI         0196161393
        married woman as her                    16.67% base roy.
        separate property                       3% Conoco orri
        (GL#62, 63)                             2% Coral orri*

        Billy Andrews and         26 Nov 1996   100% WI         0197027804
        Shirley Ann Andrews,                    16.67% base roy.
        husband and wife as                     3% Conoco orri
        joint tenants                           2% Coral orri*

        Antoinette Oesterling,    22 Jan 1997   100% WI         197030501
        a married woman as her                  16.67% base roy.
        separate property                       3% Coral orri*
        (GL #18)

        Gilbert M. Nishimura as   26 Dec 1996   100% WI         197030502
        Trustee of the                          16.67% base roy.
        Nishimura Family Trust,                 3% Conoco orri.
        dated October 31, 1991.                 2% Coral orri*
        (GL # 28)


                                                       Goose Lake Prospect
                                                   Kern County, California

Ampolex
Lease                                           Ampolex         Recording
No.     Lessor                    Lease Date    WI/NRI          Document #
------  ------------------------  -----------   ---------------- ---------
        Leo K. Hamako and         27 Feb 1997   100% WI         197030503
        Momoye Hamako, husband                  16.67% base roy.
        and wife as joint                       3% Conoco orri.
        tenants (GL #24)                        2% Coral orri*

        George A. Skrivanek       14 Oct 1996   100% WI         0196161404
        and Roberta C. Skrivanek,               16.67% base roy.
        husband and wife as joint               3% Coral orri*
        Tenants

        Roberta C. Skrivanek,     14 Oct 1996   100% WI         0196161405
        a married woman as her                  16.67% base toy
        separate property                       3% Coral orri*

        Bradley Charles           13 Nov 1996   100% WI         0196161386
        Campbell, a single man                  16.67% base roy.
                                                3% Coral orri*

        Carla Baggiani, a         14 Oct 1996   100% WI         0196161403
        single woman, and                       16.67% base roy.
        Rose Munoz, a                           3% Coral orri*
        married woman as her
        separate property

        Texaco Exploration        25 Nov 1996   100% WI         0196161369
        and Production Inc., a                  18.75% base roy.
        Delaware Corporation                    3% Coral orri*

2137    Wimmer E. Cooper and      29 Mar 1996   100% WI         0196154805
        Betty J. Cooper, as                     16.67% base roy.
        Trustees of the Wimmer E.               3% Conoco orri
        Cooper Trust No. 1                      2% Coral orri*
        established June 5, 1979
        (GL#21)

2140A   Ralph John Lachenmaier    23 Apr 1996   100% WI         0196154830
        a married man as his                    16.67% base roy.
        separate property and                   3% Conoco orri
        William Richard                         2% Coral orri*
        Lachenmaier, a married man
        as his separate property
        (GL#47)

2140B   Karmen K. Jacobsen,       29 April 1996 100% WI         0196158500
        Trustee of the R. A.                    18.75% base roy.
        and K. K. Jacobsen Family               3% Conoco orri
        Trust dated May 29, 1991                2% Coral orri*
        (GL#47)

2140C   June I. Jeffries and      29 Apr 1996   100% WI         0196154833
        Silver D. Sack, as Co-                  16.67% base roy.
        successor Trustees of the               3% Conoco orri
        Testamentary Trust under                2% Coral orri*
        Will of William
        Lachenmaier, deceased
        (GL#47)

2140D   Lon V. Smith              15 May 1996   100% WI         0196154835
        Foundation, a                           16.67% base roy.
        corporation (GL#47)                     3% Conoco orri
                                                2% Coral orri*


                                                       Goose Lake Prospect
                                                   Kern County, California

Ampolex
Lease                                           Ampolex         Recording
No.     Lessor                    Lease Date    WI/NRI          Document #
------- -----------------------   -----------   ---------------- ---------

2140E   William J. Murphy, a      18 June 1996  100% WI         0196158501
        widower (GL#47)                         16.67% roy.
                                                3% Conoco orri
                                                2% Coral orri*

214OF   The Trustees of The Rolf  15 May 1996   100% WI         0196154834
        A. Jacobsen Testamentary                16.67% base roy.
        Trust "B" under Will of                 3% Conoco orri
        Rolf A. Jacobsen, deceased              2% Coral orri*
        (GL#47)

214OG   William G. Henshaw, a     16 Apr 1996   100% WI         0196154831
        married man as his                      16.67% base roy..
        separate property                       3% Conoco orri
        (GL#47)                                 2% Coral orri*

2140H   Mary-tom Leefeldt, a      18 Apr 1996   100% WI         0196154832
        married woman as her                    16.67% base roy.
        separate property (GL#47)               3% Conoco orri
                                                2% Coral orri*

2141A   Elmyra Babcock, a widow   2 Apr 1996    100% WI         0196154822
        (GL#43)                                 16.67% base roy.
                                                3% Conoco orri
                                                2% Coral orri*

2141B   Sandra Babcock, a single  2 May 1996    100% WI         0196154825
        woman (GL#43)                           16.67% base roy.
                                                3% Conoco orri
                                                2% Coral orri*

2141C   Frank L. Nagle, an        12 June 1996  100% WI         0196158498
        unmarried man                           16.67% base roy.
                                                3% Conoco orri
                                                2% Coral orri*

2141D   Leland C. Launer, Trustee 11 June 1996  100% WI         0196158499
        Jane K. Metcalf Revocable               16.67% base roy.
        Trust and The Edwards H.                3% Conoco orri
        Metcalf Revocable Trust                 2% Coral orri*
        and Edwards H. Metcalf,
        Sole Heir and Beneficiary
        (GL#43)

2141E   Harry Babcock, a married  2 May 1996    100% WI         0196154824
        married man as his                      16.67% base roy.
        separate property (GL#43)               3% Conoco orri
                                                2% Coral orri*

2141F   Mertin Wade Ritchie, a    16 Apr 1996   100% WI         0196154823
        married man as his                      16.67% base roy.
        separate property                       3% Conoco orri
        (GL#43)                                 2% Coral orri*

                                                       Goose Lake Prospect
                                                   Kern County, California

Ampolex
Lease                                           Ampolex         Recording
No.     Lessor                    Lease Date    WI/NRI          Document #
------- -----------------------   -----------   ---------------- ---------

2142A   Mary-Tom Leefeldt, a      18 Apr 1996   100% WI         0196154811
        married woman as her                    16.67% base roy.
        separate property                       3% Coral orri*
        (GL#31)

2142B   William G. Henshaw, a     16 Apr 1996   100% WI         0196154812
        married man as his                      16.67% base roy.
        separate property                       3% Coral orri*
        (GL#31)

2143A   Barbara Bell, a widow     15 Apr 1996   100% WI         0196154827
        (GL#45)                                 16.67% base roy.
                                                3% Coral orri*

2143B   Margaret Kendall,         5 Apr 1996    100% WI         0196154828
        a widow (GL#45)                         16.67% base roy.
                                                3% Coral orri*

2143C   Bank of America NT & SA   17 June 1996  100% WI         0196161385
        and Fay H. Farmer,                      16.67% base roy.
        Successor in interest by                3% Coral orri*
        merger to Security Pacific
        National Bank, a national
        banking association as Co-
        Trustee U/W/O/Etta Helm
        (GL#45)

2152    Edmund W. Clarke, a       19 Apr 1996   100% WI         0196154842
        married man as his                      16.67% base roy.
        separate property (GL#55)               3% Conoco orri
                                                2% Coral orri*

2153A   Vernon Denman Gilbreath   9 Apr 1996    100% WI         0196154850
        and Katherine Florence                  16.67% base roy.
        Gilbreath, Trustees of the              3% Conoco orri
        Vernon Denman Gilbreath                 2% Coral orri*
        and Katherine Florence
        Gilbreath Living Trust,
        dated January 20,1993
        (GL#33)

2153B   Vernon Gilbreath, as to a  21 May 1996  100% WI         0196155321
        Life Estate and Vernon                  16.67% base roy.
        Gilbreath, Alfred M.                    3% Conoco orri
        Gilbreath and Emily A.                  2% Coral orri*
        Simpson Lundquist, as to
        the remainder Base/
        Counterpart "A"/
        Counterpart "B" (GL#33)

2153C   Alfred M. Gilbreath, an   18 July 1996  100% WI         0196158493
        unmarried man (GL#33)                   16.67% base roy.
                                                3% Conoco orri
                                                2% Coral orri*

2153D   Cheryl Nedine Hartshorn,  25 June 1996  100% WI         0196158494
        a married woman as her                  16.67% base roy.
        separate property (GL#33)               3% Conoco orri
                                                2% Coral orri*

2153E   Judy Henson, a married    19 Aug 1996   100% WI         0196161382
        woman as her separate                   16.67% base roy.
        property; Linda E. Keller,              3% Conoco orri
        a married woman as her                  2% Coral orri*
        separate property; and
        Marla Kirkman, a married
        woman as her separate
        property (GL#33)

                                                       Goose Lake Prospect
                                                   Kern County, California

Ampolex
Lease                                           Ampolex         Recording
No.     Lessor                    Lease Date    WI/NRI          Document #
------  -----------------------   -----------   ---------------- ---------

2153F   Emily A. Gilbreath        5 Aug 1996    100% WI         0196161380
        Lundquist, as to a Life                 16.67% base roy.
        Estate and John J.                      3% Conoco orri
        Schultz, Michael C.                     2% Coral orri*
        Schultz and Samuel M.
        Schultz, as to the
        remainder and individually
        (GL#33-Base Lease)

2153F   Emily A. Gilbreath        5 Aug 1996    100% WI         0196161381
        Lundquist, as to a Life                 16.67% base roy.
        Estate and John J.                      3% Conoco orri
        Schultz, Michael C.                     2% Coral orri*
        Schultz and Samuel M.
        Schultz, as to the
        remainder and individually
        (GL#33-Counterpart "A")

2154    Catherine Antongiovanni   8 Apr 1996    100% WI         0196154810
        and Phillip Joseph Jacobs,              20% base roy.
        Successor Trustees of the               3% Conoco orri
        Thomas Antongiovanni                    2% Coral orri*
        Trust No. 1, established
        March 21, 1980 (GL#27)

2155A   Helen Solomon, as Trustee  3 Apr 1996   100% WI         0196154809
        under the Will of Joseph                16.67% base roy.
        B. Solomon, deceased,                   3% Conoco orri
        Trust and Helen Solomon, a              2% Coral orri*
        widow (GL#26)

2156A   Hideo Murata and Marian   12 Apr 1996   1 00% WI        0196154808
        Murata, husband and wife                16.67% base roy.
        as joint tenants (GL#23)                3% Conoco orri
                                                2% Coral orri*

2157A   Irene Terry, a widow, and  3 Apr 1996   100% WI         0196154799
        Irene Terry, Trustee of                 16.67% base roy.
        the Leonard J.                          3% Conoco orri
        Terry and Irene Terry 1984              2% Coral orri*
        Trust (GL#l1)

2157B   Frank Albert Ralphs, a    8 Apr 1996    100% WI         0196154800
        married man as his                      16.67% base roy.
        separate property (GL# 11)              3% Conoco orri
                                                2% Coral orri*

2157C   Glen Alan Smith and Shelle 12 July 1996 100% WI         0196158487
        Rene Smith, aka Shelley                 16.67% base roy.
        Rene Smith and Lee Kent                 3% Conoco orri
        Smith and Cheryl Wagner                 2% Coral orri*
        Smith, aka Cheryl W.
        Smith (GL#11)

2157D   Patricia Devin, also      26 Nov 1996   100% WI         0197027803
        known as Patricia Lucey                 16.67% base roy.
        Devin, a married woman as               3% Conoco orri
        her separate property                   2% Coral orri*

2158    Edmund W. Clarke, a       8 Apr 1996    100% WI         0196154801
        married man as his                      16.67% base roy.
        separate property (GL#17)               3% Coral orri*

2159    Lyle Beranek and Velda    24 Apr 1996   100% WI         0196154836
        Beranek, husband and wife               16.67% base roy
        (GL#48)                                 3% Coral orri*

                                                       Goose Lake Prospect
                                                   Kern County, California

Ampolex
Lease                                           Ampolex         Recording
No.     Lessor                    Lease Date    WI/NRI          Document #
------  -----------------------   -----------   ---------------- ---------

2160A   Spur Land and Cattle      26 Apr 1996   100% WI         0196154839
        Company, a corporation                  16.67% base roy.
        (GL#52,57)                              3% Conoco orri
                                                2% Coral orri*
        LIMITED insofar as said
        lease covers the following
        described lands:
        T-26-S, R-22-E
        Sec. 5: NE/4NW/4

2160A   Spur Land and Cattle      26 Apr 1996   100% WI         0196154839
        Company, a corporation                  16.67% base roy.
        (GL#52,57)                              3% Coral orri*

        All of lease EXCEPT for
        the following described
        land:
        T-26-S, R-22-E
        Sec. 5: NE/4NW/4

2160B   Lon V. Smith Foundation,  15 May 1996   100% WI         0196154840
        a corporation(GL#52,57)                 16.67% base roy.
                                                3% Conoco orri
        LIMITED insofar as said                 2% Coral orri*
        lease covers the following
        described lands:
        T-26-S, R-22-E
        Sec. 5: NE/4NW/4

2160B   Lon V. Smith Foundation,  15 May l996   100% WI         0196154840
        a corporation (GL#52,57)                16.67% base roy.
                                                3% Coral orri*
        All of lease EXCEPT for
        the following described
        land:
        T-26-S, R-22-E
        Sec. 5: NE/4NW/4

2161A   Paul G. Skipper, a married  29 Apr 1996 100% WI         0196154838
        man as his separate                     16.67% base roy.
        property (GL#51)                        3% Coral orri*

2161B   Sidney Clark, DVM, an     22 April 1996 100% WI         0196158504
        unmarried man (GL#51)                   16.67% base roy.
                                                3% Coral orri*

2161C   Stanley A. Bergstrom,     9 May 1996    100% WI         0196154837
        a married man as his                    16.67% base roy.
        separate property (GL#51)               3% Coral orri*

2162A   Lon V. Smith Foundation,  15 May 1996   100% WI         0196154847
        a corporation (GL#66)                   16.67% base roy.
                                                3% Conoco orri
                                                2% Coral orri*

                                                       Goose Lake Prospect
                                                   Kern County, California

Ampolex
Lease                                           Ampolex         Recording
No.     Lessor                    Lease Date    WI/NRI          Document #
------  -----------------------   -----------   ---------------- ---------

2162B   Karmen K. Jacobsen, Trustee 29 April 1996 100% WI       0196158508
        of the R. A. and K. K.                  18.75% base roy.
        Jacobsen Family Trust dated             3% Conoco orri
        May 29, 1991 (GL#66)                    2% Coral orri*

2162C   June I. Jeffries and Silver 29 Apr 1996 100% WI         0196154845
        D. Sack, as Successor Co-               16.67% base roy.
        trustees of Testamentary                3% Conoco orri
        Trust under the Will of                 2% Coral orri*
        William Lachenmaier,
        deceased (GL#66)

2162D   Ralph John Lachenmaier, a 23 Apr 1996   100% WI         0196154844
        married man as his                      16.67% base roy.
        separate property, and                  3% Conoco orri
        William Richard Lacherimaier,           2% Coral orri*
        a married man as his
        separate property (GL#66)

2162E   Douglas C. Elliott and    21 May 1996   100% WI         0196154848
        Patsy Ann Elliott,                      16.67% base roy.
        Trustees of the Douglas C.              3% Conoco orri
        Elliott Family Trust (GL#66)            2% Coral orri*

2162F   The Trustees of The       15 May 1996   100% WI         0196154846
        Rolf A. Jacobsen                        16.67% base roy.
        Testamentary Trust "B"                  3% Conoco orri
        under the Will of Rolf A.               2% Coral orri*
        Jacobsen, deceased (GL#66)

2163A   Arthur S. Gerquest, Sonja 5 June 1996   100% WI         0196158491
        Gerquest and Peter S.                   16.67% base roy.
        Gerquest, Heirs at Law to               3% Conoco orri
        the Estate of Llewellyn                 2% Coral orri*
        Prior Gerquest, deceased
        (GL#22, 54)

2163B   Anne Orme Allan, a widow  15 May 1996   100% WI         0196154841
        (GL#54)                                 16.67% base roy.
                                                3% Conoco orri
                                                2% Coral orri*

2163C   Anne Orme Allan, a widow  23 Apr 1996   100% WI         0196154806
        (GL#22)                                 16.67% base roy.
                                                3% Conoco orri
                                                2% Coral orri*

2163D   Madeleine C. Chaffey,     23 Apr 1996   100% WI         0196154807
        Trustee under Declaration               16.67% base roy.
        of Trust dated September 12,            3% Conoco orri
        1984 (GL#22, 54)                        2% Coral orri*

2164A   Hideo Murata and Marian   12 Apr 1996   100% WI         0196154798
        Murata, husband and wife                16.67% base roy.
        as joint tenants (GL#7, 8, 28)          3% Conoco orri
        LIMITED insofar as said                 2% Coral orri*
        lease covers the following
        described lands:

                                                       Goose Lake Prospect
                                                   Kern County, California

Ampolex
Lease                                           Ampolex         Recording
No.     Lessor                    Lease Date    WI/NRI          Document #
------  -----------------------   -----------   ---------------- ---------

        T-25-S, R-22-E
        Sec. 34: W/2E/2SW/4

2164A   Hideo Murata and Marian   12 Apr 1996   100% WI         0196154798
        Murata, husband and wife                16.67% base roy.
        as joint tenants                        3% Coral orri*
        (GL#7, 8, 28)

        All of lease EXCEPT for the
        following described land:
        T-25-S, R-22-E
        Sec. 34: W/2E/2SW/4

2164B   Hatsuye Moriguchi,        12 June 1996  100% WI         0196158492
        a widow (GL#28)                         16.67% base roy.
                                                3% Conoco orri
        LIMITED insofar as said                 2% Coral orri*
        lease covers the
        following described lands:
        T-25-S, R-22-E
        Sec. 34: W/2E/2SW/4

2164B   Hatsuye Moriguchi,        12 June 1996  100% WI         0196158492
        a widow (GL#28)                         16.67% base roy.
                                                3% Coral orri*
        All portions of this lease
        EXCEPT for the following
        described land:
        T-25-S, R-22-E
        Sec. 34: W/2E/2SW/4

2167A   H. P. Anderson, III,      7 Aug 1996    100% WI         0196122606
        a married man as his                    16.67% base roy.
        separate property                       3% Coral orri*
        (GL#5, 119)

2167B   Mercy Healthcare,         25 June 1996  100% WI         0196122608
Bakersfield, a non-profit                       16.67% base roy.
        California corporation                  3% Coral orri*
        (GL#5)

2167C   Mercy Healthcare,         7 June 1996   100% WI         0196122607
        Bakersfield, a non-profit               16.67% base roy.
        California corporation                  3% Coral orri*
        (GL#5)

2168    Mercy Healthcare,         25 June 1996  100% WI         0196122609
        Bakersfield, a non-profit               16.67% base roy.
        California corporation                  3% Coral orri*
        (GL#122,123)

2169A   The Estate of Albert      22 July 1996  100% WI         0196158490
        Levinson, deceased, Albert              16.67% base roy.
        J. Galen, Executor (GL#18)              3% Coral orri*

2169B   Robert Roe Blacker, a     24 May 1996   100% WI         0196154802
        married man as his separate             16.67% base roy.
        property (GL# 18)                       3% Coral orri*

2169C   Pamela Crabb Allen, a     1 Aug 1996    100% WI         0196161371
        married woman as her                    16.67% base roy.
        separate property (GL#18)               3% Coral orri*

                                                       Goose Lake Prospect
                                                   Kern County, California

Ampolex
Lease                                           Ampolex         Recording
No.     Lessor                    Lease Date    WI/NRI          Document #
------  -----------------------   -----------   ---------------- ---------

2169D   Joseph M. O'Sullivan,     16 Aug 1996   100% WI         0196161372
        Heir to the Estate of                   16.67% base roy.
        Elizabeth Van Houten Law                3% Coral orri*
        O'Sullivan, who acquired
        title as Elizabeth Van
        Houten Law (GL#18)

2169E   M. Patricia Danielson,    29 Aug 1996   100% WI         0196161373
        Heir to the Estate of                   16.67% base roy.
        Elizabeth Van Houten Law                3% Coral orri*
        O'Sullivan, who acquired
        title as Elizabeth Van
        Houten Law (GL#18)

2169F   Richard P. O'Sullivan,    28 Aug 1996   100% WI         0196161374
        Heir to the Estate of                   16.67% base roy.
        Elizabeth Van Houten Law                3% Coral orri*
        O'Sullivan, who acquired
        title as Elizabeth Van
        Houten Law (GL#18)

2169G   Bruce L. Cronander, a     17 July 1996  100% WI         0196161375
        single man (GL#18)                      16.67% base roy.
                                                3% Coral orri*

2169H   William R. Van Houten, a  12 Sep 1996   100% WI         0196161316
        married man as his separate             16.67% base roy.
        property (GL#18)                        3% Coral orri*

2170    T. Roger Duncan, a single 24 May 1996   100% WI         0196154826
        man, and Alan Clawson                   16.67% base roy.
        Duncan, a single man (GL#44)            3% Coral orri*

2171A   Lon V. Smith Foundation,  15 May 1996   100% WI         0196154829
        a corporation (GL#46)                   16.67% base roy.
                                                3% Conoco orri
                                                2% Coral orri*

2171B   Bank of America NT & SA,  9 July 1996   100% WI         0196161387
        Successor in interest by                16.67% base roy.
        merger to Security Pacific              3% Conoco orri
        National Bank, a national               2% Coral orri*
        banking association as
        Trustee U/W/O/ E. E. Potter
        and Elizabeth F. Potter,
        Trust Nos. 2079270 and
        2835530 (GL#46)

2172A   Howard S. Ramsden, Donald 15 May 1996   100% WI         0196154849
        L. Houchin and Charles J.               16.67% base roy.
        Lentz, as Trustees under                (note: base royalty
        Declaration of Trust dated              can escalate to
        June 14, 1994, known as the             20%, see addendum
        Houchin Family Trust (GL#77)            to lease)
                                                3% Conoco orri
                                                2% Coral orri*

2172B   Leslie Jill Jurhs, a      1 July 1996   100% WI         0196161400
        married woman as her                    16.67% base roy.
        separate property (GL#77)               (note: base royalty
                                                can escalate to
                                                20%, see addendum
                                                to lease)
                                                3% Conoco orri
                                                2% Coral orri*

                                                       Goose Lake Prospect
                                                   Kern County, California

Ampolex
Lease                                           Ampolex         Recording
No.     Lessor                    Lease Date    WI/NRI          Document #
------  -----------------------   -----------   ---------------- ---------

2172C   Robert Bruce Lumis, a     9 July 1996   100% WI         0196158509
        married man as his separate             16.67% base roy.
        property (GL#77)                        (note: base royalty
                                                can escalate to
                                                20%, see addendum
                                                to lease)
                                                3% Conoco orri
                                                2% Coral orri*

2172D   Walter R. Nordin and      8 July 1996   100% WI         0196161401
        Frances E. Nordin, as                   16.67% base roy.
        Trustees of the Walter R.               (note: base royalty
        Nordin and Frances E.                   can escalate to
        Nordin Trust, dated August              20%, see addendum
        14, 1991 (GL #77)                       to lease)
                                                3% Conoco orri
                                                2% Coral orri*

2172E   Louise Willson, a single  24 June 1996  100% WI         0196161399
        woman (GL#77)                           16.67% base roy.
                                                (note: base royalty
                                                can escalate to
                                                20%, see addendum
                                                to lease)
                                                3% Conoco orri
                                                2% Coral orri*

2172F   Robert B. Jacobsen, an    25 June 1996  100% WI         0196161402
        unmarried man (GL#77)                   16.67% base roy.
                                                (note: base royalty
                                                can escalate to
                                                20%, see addendum
                                                to lease)
                                                3% Conoco orri
                                                2% Coral orri*

2172G   Frank W. Clark, Jr., a    18 June l996  100% WI         0196161398
        married man as his separate             16.67% base roy.
        property (GL#77)                        (note: base royalty
                                                can escalate to
                                                20%, see addendum
                                                to lease)
                                                3% Conoco orri
                                                2% Coral orri*

2184    Wade L. Sargent and       6 May 1996    100% WI         0196154843
        Genevieve G. Sargent,                   16.67% base roy.
        husband and wife (GL#59)                3% Conoco orri
                                                2% Coral orri*

                                                       Goose Lake Prospect
                                                   Kern County, California

Ampolex
Lease                                           Ampolex         Recording
No.     Lessor                    Lease Date    WI/NRI          Document #
------  -----------------------   -----------   ---------------- ---------

2185A   H. Dan Temple and Beverly 7 May 1996    100% WI         0196154817
        Temple, Co-trustees of                  16.67% base roy.
        the Temple Living Trust,                3% Coral orri*
        under Trustee's Deed dated
        May 31,1984 (GL#40)

2185B   Richard Stone, a married  21 May 1996   100% WI         0196158496
        man as his separate                     16.67% base roy.
        property (GL#40)                        3% Coral orri*

2185C   Richard Stone, Trustee    21 May 1996   100% WI         0196158497
        for Michelle Stone, a minor             16.67% base roy.
        (GL#40)                                 3% Coral orri*

2185D   Richard Stone, Trustee    21 May 1996   100% WI         0196154814
        for Robin Stone, a minor                16.67% base roy.
        (GL#40)                                 3% Coral orri*

2185E   Janet Temple Bogen, a     3 May 1996    100% WI         0196154816
        married woman as her                    16.67% base roy.
        separate property (GL#40)               3% Coral orri*

2185F   Marshall Stone, a married 10 May 1996   100% WI         0196154815
        man as his separate                     16.67% base roy.
        property (GL#40)                        3% Coral orri*

2185G   Linda Temple-Martinie, an 30 May 1996   100% WI         0196154820
        unmarried woman (GL#40)                 16.67% base roy.
                                                3% Coral orri*

2185H   William Stone, an unmarried 1 May 1996  100% WI         0196154818
        man (GL#40)                             16.67% base roy.
                                                3% Coral orri*

2185I   Carol Stone, an unmarried 2 May 1996    100% WI         0196154819
        woman (GL#40)                           16.67% base roy.
                                                3% Coral orri*

2186    A. Sterling Cole and      10 May 1996   100% WI         0196154821
        Kathleen Zimmerman, Co-                 16.67% base roy.
        executors of the Estates of             3% Conoco orri
        Amos Sterling Cole and Helen            2% Coral orri*
        Cole, deceased (GL#41)

2187A   Howard S. Ramsden,        15 May 1996   100% WI         0196154813
        Donald L. Houchin and                   16.67% base roy.
        Charles J. Lentz, as                    3% Conoco orri
        Trustees under Declaration              2% Coral orri*
        of Trust dated June 14, 1994,
        known as the Houchin Family Trust
        (GL#39,72,76)

        LIMITED insofar as said
        lease covers the
        following described lands:

        T-26-S, R-22-E
        Sec. 4: N/2

                                                       Goose Lake Prospect
                                                   Kern County, California

Ampolex
Lease                                           Ampolex         Recording
No.     Lessor                    Lease Date    WI/NRI          Document #
------  -----------------------   -----------   ---------------- ---------

2187A   Howard S. Ramsden,        15 May 1996   100% WI         0196154813
        Donald L. Houchin and Charles           16.67% base roy.
        J. Lentz, as Trustees under             (note: base
        Declaration of Trust                    royalty can
        dated June 14, 1994, known              escalate to 20%,
        as the Houchin Family Trust             see addendum to
        (GL#39, 72, 76)                         lease)
                                                3% Coral orri*
        All of lease EXCEPT for the
        following described land:
        T-26-S, R-22-E
        Sec. 4: N/2

2187B   Louise Willson, a single  24 June 1996  100% WI         0196161384
        woman (GL# 76)                          16.67% base roy.
                                                (note: base
        LIMITED insofar as said                 royalty can
        lease covers the following              escalate to 20%,
        described lands:                        see addendum to
        T-26-S, R-22-E                          lease)
        Sec. 4: N/2                             3% Conoco orri
                                                2% Coral orri*

2187B   Louise Willson, a single  24 June 1996  100% WI         0196161384
        woman (GL#39, 72,76)                    16.67% base roy.
                                                (note: base
        All portions of this lease              royalty can
        EXCEPT for the following                escalate to 20%,
        lands:                                  see addendom to
        T-26-S, R-22-E                          lease)
        Sec. 4: N/2                             3% Coral orri*

2187C   Walter R. Nordin and      8 July 1996   100% WI         0196161383
        Frances E. Nordin, as                   16.67% base roy.
        Trustees of the Walter R.               (note: base royalty
        Nordin and Frances E. Nordin            can escalate to 20%,
        Trust, dated August 14, 1991            see addendum to
        (GL#39, 72, 76)                         lease)
                                                3% Conoco orri
        LIMITED insofar as said lease           3% Coral orri*
        covers the following
        described lands:
        T-26-S, R-22-E
        Sec. 4: N/2

2187C   Walter R. Nordin and      8 July 1996   100% WI         0196161383
        Frances E. Nordin, as                   16.67% base roy.
        Trustees of the Walter R.               (note: base royalty
        Nordin and Frances E. Nordin            can escalate to 20%,
        Trust, dated August 14, 1991            see addendum to
        (GL#39, 72, 76)                         lease)
                                                3% Coral orri
        All portions of this lease
        EXCEPT for the following
        lands:
        T-26-S, R-22-E
        Sec. 4: N/2

2187D   Frank W. Clark, Jr.,      18 June 1996  100% WI         0196158495
        a married man as his                    16.67% base roy.
        separate property                       (note: base royalty
        (GL#39,72,76)                           can escalate to 20%,
                                                see addendum to
        LIMITED insofar as said                 lease)
        lease covers the following              3% Conoco orri
        described lands:                        2% Coral orri*
        T-26-S, R-22-E
        Sec. 4: N/2

                                                       Goose Lake Prospect
                                                   Kern County, California

Ampolex
Lease                                           Ampolex         Recording
No.     Lessor                    Lease Date    WI/NRI          Document #
------  -----------------------   -----------   ---------------- ---------

2187D   Frank W. Clark, Jr.,      18 June 1996  100% WI         0196158495
        a married man as his                    16.67% base roy.
        separate property                       (note: base royalty
        (GL#39,72,76)                           can escalate to 20%,
                                                see addendum to
        All portions of this lease              lease)
        EXCEPT for the following                3% Coral orri*
        described land:
        T-26-S, R-22-E
        Sec. 4: N/2

2188A   Sally Jean Stephenson, a  17 May 1996   100% WI         0196154804
        married woman as her                    16.67% base roy.
        separate property (GL#19)               3% Conoco orri
                                                2% Coral orri*

2188B   Alvin M. Sanborn, a married 3 May 1996  100% WI         0196154803
        man as his separate                     16.67% base roy.
        property (GL#19)                        3% Conoco orri
                                                2% Coral orri*

2193A   E. G. Berchtold, Trustee of 18 June 1996 100% WI        0196158511
        the Wilhelmina Westlund                 16.67% base roy.
        Berchtold Trust (GL#99)                 3% Coral orri*

2193B   The Elfva W. Johnson      18 June 1996  100% WI         0196158512
        Revocable Inter Vivos Trust,            16.67% base roy.
        dated May 13, 1985 (GL#99)              3% Coral orri*

2194    Edmund Day Pruett and     17 June 1996  100% WI         0196158510
        Helen S. Pruett, husband                16.67% base roy.
        and wife as joint tenants               3% Coral orri*
        (GL#98)

2195A   Arthur Dare Fell, a       5 July 1996   100% WI         0196161395
        single man (GL#65)                      16.67% base roy.
                                                3% Conoco orri
                                                2% Coral orri*

2195B   James F. Hendrickson, a   4 June 1996   100% WI         0196161394
        married man as his separate             16.67% base roy.
        property (GL#65)                        3% Conoco orri
                                                2% Coral orri*

2195C   Robert G. Adams, Heir to  3 June 1996   100% WI         0196161396
        the Estate of Marion                    16.67% base roy.
        Adams (GL#65)                           3% Conoco orri
                                                2% Coral orri*

                                                       Goose Lake Prospect
                                                   Kern County, California

Ampolex
Lease                                           Ampolex         Recording
No.     Lessor                    Lease Date    WI/NRI          Document #
------  -----------------------   -----------   ---------------- ---------

2196    Bruce Edward Treadwell,   15 June 1996  100% WI         0196161397
        Heir of Phyllis Thomas                  16.67% base roy.
        Treadwell (GL#73)                       3% Coral orri*

2197A   Elizabeth Schulte, a      21 June 1996  100% WI         0196158507
        widow (GL#63)                           16.67% base roy.
                                                3% Conoco orri
                                                2% Coral orri*

2198A   Max W. Bell and Letha     20 June 1996  100% WI         0196158505
        Bell, husband and wife                  16.67% base roy.
        (GL#62)                                 3% Conoco orri
                                                2% Coral orri*

2198B   Elizabeth Schulte, a      21 June 1996  100% WI         0196158506
        widow (GL#62)                           16.67% base roy.
                                                3% Conoco orri
                                                2% Coral orri*

2199A   Audrey McLaurin and       8 Aug 1996    100% WI         0196161389
        John J. McLauren, husband               16.67% base roy.
        and wife as joint tenants               3% Conoco orri
        (GL#50)                                 2% Coral orri*

2199B   Ruby Oleta Aerni, a widow 18 June 1996  100% WI         0196161390
        (GL#62)                                 16.67% base roy.
                                                3% Conoco orri
                                                2% Coral orri*

2199C   Melvyn T. Miller, a       3 July 1996   100% WI         0196158502
        single man (GL#50)                      16.67% base roy.
                                                3% Conoco orri
                                                2% Coral orri*

2199D   Alice Miller, a widow     3 July 1996   100% WI         0196158503
        (GL#50)                                 16.67% base roy.
                                                3% Conoco orri
                                                2% Coral orri*

2200A   Michael Patrick Curran,   5 June 1996   100% WI         0196158489
        Jr., a single man (GL#16)               16.67% base roy.
                                                3% Coral orri*

2200B   Ron Hurlbert, a married   20 June 1996  1 00% WI        0196158488
        man as his separate property            16.67% base roy.
        (GL#16)                                 3% Coral orri*

2201A   Louise Casassa, aka       14 June 1996  100% WI         0196158486
        Louise E. Casassa, a                    16.67% base roy.
        married woman as her                    3% Coral orri*
        separate property (GL#3)

2202A   Irene Sinclair, a married 12 July 1996  100% WI         0196161377
        woman as her separate                   16.67% base roy.
        property (GL#29)                        3% Conoco orri
                                                2% Coral orri*

                                                       Goose Lake Prospect
                                                   Kern County, California

Ampolex
Lease                                           Ampolex         Recording
No.     Lessor                    Lease Date    WI/NRI          Document #
------  -----------------------   -----------   ---------------- ---------

2202B   Hugh Ford Stewart III, an 25 July 1996  100% WI         0196161379
        unmarried man (GL#29)                   16.67% base roy.
                                                3% Conoco orri
                                                2% Coral orri*

2202C   Tenaya S. Custer, an      24 July 1996  100% WI         0196161378
        unmarried woman (GL#29)                 16.67% base roy.
                                                3% Conoco orri
                                                2% Coral orri*

2274    Patricia Ann Young, a     12 Aug 1996   100% WI         0196161392
        widow and Hans-Peter                    16.67% base roy.
        Lehmann, a single man                   3% Conoco orri
        (GL#61)                                 2% Coral orri*

2332    Mobil Oil Corporation     2 Sep 1996    100% WI         0196136099
        (GL# 2, 4, 124)                         16.67% base roy.
                                                3% Coral orri*

2372    Mobil Exploration &       2 Sep 1996    100% WI         0196136098
        Producing North America,                16.67% base roy.
        Inc. (GL#12, 13, 15, 25,                3% Conoco orri
        34, 35, 37, 38, 79, 8 1)                2% Coral orri*

        LIMITED insofar as said
        lease covers the following
        described lands:
        T-25-S, R-22-E
        Sec. 32: S/2
        Sec. 33: S/2SW/4
        T-26-S, R-22-E
        Sec. 5: S/2NE/4
        Sec. 10: NW/4NE/4
        Sec. 13: N/2SW/4
        Sec. 14: N/2SE/4
        Sec. 15: S/2NE/4

2372    Mobil Exploration &       2 Sep 1996    100% WI         0196136098
        Producing North America,                16.67% base roy.
        Inc. (GL#12,13,15,25,34,35,             3% Coral orri*
        37,38,79,81)

        All portions of this lease
        EXCEPT for the following
        described land:.
        T-25-S, R-22-E
        Sec. 32: S/2
        Sec. 33: S/2SW/4

        T-26-S, R-22-E
        Sec. 5: S/2NE/4
        Sec. 10: NW/4NE/4
        Sec. 13: N/2SW/4
        Sec. 14: N/2SE/4
        Sec. 15: S/2NE/4

                                                       Goose Lake Prospect
                                                   Kern County, California

Ampolex
Lease                                           Ampolex         Recording
No.     Lessor                    Lease Date    WI/NRI          Document #
------  -----------------------   -----------   ---------------- ---------

*This overriding royalty interest is subject to the terms and provisions of that certain Joint Venture Agreement ("Joint Venture Agreement"). between Black Coral Limited Liability Company and Ampolex (USA), Inc., dated 20 June 1995, as amended. Said Joint Venture Agreement provides for this overriding royalty to escalate upon the occurrence of certain events, as described therein and specifically subject to the terms of such Joint Venture Agreement.



                                                       W. Lemoore Prospect
                                                  Kings County, California

                               EXHIBIT "A-2"

     Attached to and made a part of that certain Purchase and Sale Agreement between AMPOLEX (USA), INC., and KESTREL ENERGY CALIFORNIA, INC. and VICTORIA PETROLEUM USA, INC., dated effective January 1, 1997.

                                                Ampolex         Recording
     Lessor                         Lease Date  WI/NRI          Document #
     -----------------------        ----------- ---------------- ---------

1.   Robert F. Ingold               21 Mar 1996 100% WI         9609408
     Robert F. Ingold, Jr.                      12.5% base roy.
     Richard C. Ingold                          3% Conoco orri
     Randall Ingold Trust                       2% Coral orri*

     Insofar as said lease
     covers the following
     described lands;
     T-19-S, R-19-E
Sec. 12: SE/4NE/4SE/4,SE/4SE/4
Sec. 13: NE/4SE/4NE/4,NE/4NE/4
     T-19-S, R-20-E
     Sec. 18: N/2

     As to the balance of this                  100% WI
     lease:                                     12.5% base roy.
                                                3% Coral orri*

2.   Southern Realty Co., a         20 Mar 1996 100% WI         9624424
     corporation; et al                         16.67% base roy.
                                                3% Conoco orri
     Insofar as said lease                      2% Coral orri*
     covers the following
     described lands:
     T-18-S, R-19-E
     Sec. 26: All
     Sec. 27: NW/4NE/4
     Sec. 34: N/2NE/4, SE/4NE/4,
     NE/4SW/4NE/4

     As to the balance of                       100% WI
     this lease:                                16.67% base roy.
                                                3% Coral orri*

3.   Frances Land Going Rev.        24 May 1996 100% WI         9621180
     Trust                                      16.67% base roy.
     Jack and Meta Going Rev.                   3% Conoco orri
     Trust                                      2% Coral orri*

     Insofar as said lease
     covers the following
     described lands:
     T-19-S, R-19-E
     Sec. 13: NE/4NE/4, NE/4SE/
     4NE/4
     T-19-S, R-20-E
     Sec. 18: N/2

     As to the balance of                       100% WI
     of this lease:                             16.67% base roy.
                                                3% Coral orri*

4.   Ferdinand L. L. Pecci-Blunt,   9 May 1996  100% WI         9610353
     et al                                      12.5% base roy.
     Insofar as said lease covers               3% Conoco orri
     the following described lands:             2% Coral orri*
     T-19-S, R-19-E
     Sec. 13: NE/4NE/4, NE/4SE/4NE/4
     T-19-S, R-20-E
     Sec. 18: N/2

     As to the balance of this                  100% WI
     lease:                                     12.5% base roy.
                                                3% Coral orri*

5.   Joe M. Carvalho and Frances    5 Aug 1996  100% WI         9621179
     C. Carvalho                                12.5% base roy.
                                                3% Conoco orri
                                                2% Coral orri*

     Corrective Memorandum of Oil   13 Jab 1996                 9700815
     and Gas Lease for Oil and Gas
     Lease recorded 10 Oct 1996 at
     document no. 9621179 (Joe M.
     Carvalho and Frances C.
     Carvalho)

6.   Case S. Droogh and Corrie J.   1 June 1996 100% WI         9621177
     Droogh, CoTrustees u/d/t dtd               16.67% base roy.
     October 1991                               3% Conoco orri
     John C. Droogh                             2% Coral orri*
     Joe Cordoza and Maria Cordoza
     Tony Cordoza and Pauline
     Cordoza

     Corrective Memorandum of Oil   1 June 1996                 9700816
     and Gas Lease for Oil and Gas
     Lease recorded 10 Oct 1996 at
     document no. 9621177 (Case S.
     Droogh, et al)

7.   Sacred Heart Corporation, a    30 Dec 1996 100% WI         9700272
     California nonprofit religious             16.67% base roy.
     corporation                                3% Conoco orri
                                                2% Coral orri*
     Insofar as said lease covers
     the following described lands:
     T-18-S, R-20-E
     Sec. 36: N/2

     As to the balance of this                  100% WI
     lease:                                     16.67% base roy.
                                                2% Coral orri*

8.   South Fork Ranch. Inc., a      12 Dec 1996 100% WI         9700271
     California corporation                     16.67% base roy.
                                                3% Conoco orri
     Insofar as said lease covers               2% Coral orri*
     the following described lands:
     T-18-S, R-20-E
     Sec. 36: N/2

     As to the balance of this                  100% WI
     lease:                                     16.67% base roy.
                                                3% Coral orri*

9.   Transamerica Minerals Company, 12 March    100% WI         9606833
     a California corporation       1996        20% base roy.
                                                3% Coral orri*

10.  Vernon Chinn, et al            13 March    100% WI         9606832
                                    1996        16.67% base roy.
                                                3% Coral orri*

11.  J. G. Stone Land Company,      28 Mar 1996 100% WI         9606836
     a corporation                              12.5% base roy.
                                                3% Coral orri*

12.  Murray Farms Revocable Trust   28 Mar 1996 100% WI         9606835
                                                12.5% base roy.
                                                3% Coral orri*

13.  Grant H. Hampton, individually 30 Mar 1996 100% WI         9621178
     and as executive rights holder             12.5% base roy.
     by Jeri A. Medak, legal                    3% Coral orri*
     guardian for Grant H. Hampton

14.  John V. Hefton                 22 Mar 1996 100% WI         9606834
                                                16.67% base roy.
                                                3% Coral orri*

*This overriding royalty interest is subject to the terms and provisions of that certain Joint Venture Agreement ("Joint Venture Agreement") between Black Coral Limited Liability Company and Ampolex (USA), Inc., dated 20 June 1995, as amended. Said Joint Venture Agreement provides for this overriding royalty to escalate upon the occurrence of certain events, as described therein and specifically subject to the terms of such Joint Venture Agreement.

                                              Wildlife and Raven Prospects
                                                 Tulare County, California
                               EXHIBIT "A-3"

Attached to and made a part of that certain Purchase and Sale Agreement between AMPOLEX (USA), INC., and KESTREL ENERGY CALIFORNIA, INC. and VICTORIA PETROLEUM USA, INC., dated effective January 1, 1997.

Ampolex
Lease                                          Ampolex          Recording
No.     Lessor                                 WI/NRI           Document #


        1.  Russell M. Doe, a married man      100% WI          96-039370
            as his sole and separate property  12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

        2.  Verne Irene Kelly, a widow         100% WI          96-048089
            William Wilson Kelly, a married man 12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

        3.  Barbara Schmitz, a married woman   100% WI          96-048094
                                               12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

        4.  Fairway Investment, Inc.           100% WI          96-048092
            a Calif. Corp.                     16.67% base roy.
                                               (note: base royalty
                                               can escalate to 20%,
                                               see addendum to
                                               lease)
                                               3% Conoco orri
                                               2% Coral orri*

        5.  Ruth Hanisch, a widow              100% WI          96-048090
                                               12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

        6.  Bernice Prochaska, a widow         100% WI          96-065191
                                               12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

        7.  Betty M. Czarnek, a married woman  100% WI          96-065190
                                               12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

        8.  Owen J. Brady, a widower           100% WI          96-065189
                                               12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

        9.  Milfred D. Koliha, a widower       100% WI          96-065188
                                               12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

        10. Charles E. Koliha, a married man   100% WI          96-065187
                                               12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

        11. Carol Kellerhals, an unmarried     100% WI          96-065185
            woman                              12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

        12. Sharon Carson, a married woman     100% WI          96-065184
                                               12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

        13. Delphia I. Naylor, a married woman 100% WI          96-065186
                                               12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

        14. Jane Randolph and Clinton E.       100% WI          96-070741
            Randolph, wife and husband         12.5% base roy.
                                               3% Conoco orri
            All portions of this lease EXCEPT 2% Coral orri* for the following described land:
            T-23-S, R-24-E
            Sec. 11: SW/4

        14A. Jane Randolph and Clinton E.      100% WI          96-070741
            Randolph, wife and husband         12.5% base roy.
                                               3% Coral orri*
            LIMITED insofar as said lease
            covers the following described
            lands:
            T-23-S, R-24-E
            --------------
            Sec. 11: SW/4

        15. Parker & Parsley Producing L.P.    100% WI          96-065183
                                               20% base roy.
                                               3% Coral orri*

2205A       William R. White and Diane E.      100% WI          96-039414
            White, husband and wife, said      12.5% base roy.
            William R. White having acquired   3% Conoco Orri
            title as Wm. R. White              2% Coral orri*

2205B       John Vander Poel and Nellie Vander 100% WI          96-039367
            Poel, husband and wife             12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

2205C       Mark S. Beaver, a married man      100% WI          96-048095
                                               12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

2205D       James T. Beaver, a married man as  100% WI          96-039386
            his sole and separate property     12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

2206A       Daniel Lee Panetta, a married man  100% WI          96-039374
            as his sole and separate property  12.5% base roy.
            and Peter Anthony Panetta II and   3% Conoco orri
            Grace Lucille Panetta              2% Coral orri*

2206B       Pete P. Portnoff and Mary          100% WI          96-039416
            Portnoff, husband and wife         12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

2206C       Daniel Lee Panetta as successor    100% WI          96-039396
            Trustee for the Matilda D.         12.5% base roy.
            Panetta Living Trust dated         3% Conoco orri
            October 20, 1990                   2% Coral orri*

2206D       Satgur S. Kahal and Ravinder       100% WI          96-039379
            K. Kahal, husband and wife         12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

2209A       John Siemens, an unmarried man     100% WI          96-039394
                                               12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

2210A       John Siemens, an unmarried man     100% WI          96-039392
                                               12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

2210B       Anthony Nunes, Jr. and Toni Nunes, 100% WI          96-039362
            husband and wife                   12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

2211A       John E. Risi and Phyllis Matilda   100% WI          96-039364
            Risi, husband and wife, as         12.5% base roy.
            Trustees of the John E. Risi       3% Conoco orri
            Trust, established May 10, 1976    2% Coral orri*

2211B       Marion 0. Howard, a married man    100% WI          96-039358
            as his sole and separate property  12.5% base roy..
                                               3% Conoco orri
            All portions of this lease EXCEPT 2% Coral orri* for the following described land:
            T-23-S, R-24-E
            Sec. 14: NW/4

2211B       Marion 0. Howard, a married man    100% WI          96-039358
            as his sole and separate property  12.5% base roy.
                                               3% Coral orri*
LIMITED insofar as said lease
            covers the following described
            lands:
            T-23-S, R-24-E
            Sec. 14: NW/4

2211C       Beverlee M. Schroll, a married     100% WI          96-039404
            woman as her sole and separate     12.5% base roy.
            property                           3% Conoco orri
                                               2% Coral orri*

2211D       John Cornelius Vander Poel and     100% WI          96-039366
            Nellie Clara Vander Poel, Trustees 12.5% base roy.
            of the Vander Poel Family Trust    3% Conoco orri
            dated February 17, 1995            2% Coral orri*

            All portions of this lease EXCEPT
            for the following described land:
            T-23-S, R-24-E
            Sec. 14: W/2NW/4

2211D       John Cornelius Vander Poel and     100% WI          96-039366
            Nellie Clara Vander Poel, Trustees 12.5% base roy.
            of the Vander Poel Family Trust    3% Coral orri*
            dated February 17, 1995

            LIMITED insofar as said lease
            covers the following described
            lands:
            T-23-S, R-24-E
            Sec. 14: W/2NW/4

2212A       Roger F. Hillstrom, a married man  100% WI          96-O39407
            as his sole and separate property  12.5% base roy.
                                               3% Conoco orri
            All portions of this lease EXCEPT 2% Coral orri* for the following described land:
            T-23-S, R-24-E
            Sec. 11: SW/4

2212A       Roger F. Hillstrom, a married man  100% WI          96-039407
            as his sole and separate property  12.5% base roy.
                                               3% Coral orri*
            LIMITED insofar as said lease
            covers the following described
            lands:
            T-23-S, R-24-E
            Sec. 11: SW/4

2212B       S.A. Camp Ginning Company, a       100% WI          96-039388
            California corporation             12.5% base roy.
                                               3% Conoco orri
            All portions of this lease EXCEPT 2% Coral orri* for the following described land:
            T-23-S, R-24-E
            Sec. 11: SW/4

2212B       S.A. Camp Ginning Company, a       100% WI          96-039388
            California corporation             12.5% base roy.
                                               3% Coral orri*
            LIMITED insofar as said lease
            covers the following described
            lands:
            T-23-S, R-24-E
            Sec. 11: SW/4

2212C       Geraldine Clausen, a widow         100% WI          96-039371
                                               12.5% base roy.
            All portions of this lease EXCEPT 3% Conoco orri for the following described land: 2% Coral orri*
            T-23-S, R-24-E
            Sec. 11: SW/4

2212C       Geraldine Clausen, a widow         100% WI          96-039371
                                               12.5% base roy.
            LIMITED insofar as said lease      3% Coral orri*
            covers the following described
            lands:
            T-23-S, R-24-E
            Sec. 11: SW/4

2212D       Elizabeth Evans, a widow           100% WI          96-039393
                                               12.5% base roy.
            All portions of this lease EXCEPT 3% Conoco orri for the following described land: 2% Coral orri*
            T-23-S, R-24-E
            Sec. 11: SW/4

2212D       Elizabeth Evans, a widow           100% WI          96-039393
                                               12.5% base roy.
            LIMITED insofar as said lease      3% Coral orri*
            covers the following described
            lands:
            T-23-S, R-24-E
            Sec. 11: SW/4

2212E       Louie Heitzeg, a married man as    100% WI          96-039409
            his sole and separate property,    12.5% base roy.
            also known as Louie C. Heitzeg     3% Conoco orri
                                               2% Coral orri*
            All portions of this lease EXCEPT
            for the following described land:
            T-23-S, R-24-E
            Sec. 11: SW/4

2212E       Louie Heitzeg, a married man as    100% WI          96-039409
            his sole and separate property,    12.5% base roy.
            also known as Louie C. Heitzeg     3% Coral orri*

            LIMITED insofar as said lease
            covers the following described
            lands:
            T-23-S, R-24-E
            Sec. 11: SW/4

2212F       Dale D. Larson, a married man as   100% WI          96-039408
            his sole and separate property     12.5% base roy.
                                               3% Conoco orri
            All portions of this lease EXCEPT 2% Coral orri* for the following described land:
            T-23-S, R-24-E
            Sec. 11: SW/4

2212F       Dale D. Larson, a married man as   100% WI          96-039408
            his sole and separate property     12.5% base roy.
                                               3% Coral orri*
            LIMITED insofar as said lease
            covers the following described
            lands:
            T-23-S, R-24-E
            Sec. 11: SW/4

2212G       David W. Mutschler, a married man  100% WI          96-039399
            as his sole and separate property  12.5% base roy.
                                               3% Conoco orri
            All portions of this lease EXCEPT 2% Coral orri* for the following described land:
            T-23-S, R-24-E
            Sec. 11: SW/4

2212G       David W. Mutschler, a married man  100% WI          96-039399
            as his sole and separate property  12.5% base roy.
                                               3% Coral orri*
            LIMITED insofar as said lease
            covers the following described
            lands:
            T-23-S, R-24-E
            Sec. 11: SW/4

2212H       Duane D. Mutschler, a married man  100% WI          96-039398
            as his sole and separate property  12.5% base roy.
                                               3% Conoco orri
            All portions of this lease EXCEPT 2% Coral orri* for the following described land:
            T-23-S, R-24-E
            Sec. 11: SW/4

2212H       Duane D. Mutschler, a married man  100% WI          96-039398
            as his sole and separate property  12.5% base roy.
                                               3% Coral orri*
            LIMITED insofar as said lease
            covers the following described
            lands:
            T-23-S, R-24-E
            Sec. 11: SW/4

2212I       Darrel P. Mutschler, a married man 100% WI          96-039397
            as his sole and separate property  12.5% base roy.
                                               3% Conoco orri
            All portions of this lease EXCEPT 2% Coral orri* for the following described land:
            T-23-S, R-24-E
            Sec. 11: SW/4

2212I       Darrel P. Mutschler, a married man 100% WI          96-039397
            as his sole and separate property  12.5% base roy.
                                               3% Coral orri*
            LIMITED insofar as said lease
            covers the following described
            lands:
            T-23-S, R-24-E
            Sec. 11: SW/4

2212J       Charles Taylor, a married man as   100% WI          96-039387
            his sole and separate property     12.5% base roy.
                                               3% Conoco orri
            All portions of this lease EXCEPT 2% Coral orri* for the following described land:
            T-23-S, R-24-E
            Sec. 11: SW/4

2212J       Charles Taylor, a married man as   100% WI          96-039387
            his sole and separate property     12.5% base roy.
                                               3% Coral orri*
            LIMITED insofar as said lease
            covers the following described
            lands:
            T-23-S, R-24-E
            Sec. 11: SW/4

2212K       Donald J. Larson, a married man    100% WI          96-039406
            as his sole and separate property  12.5% base roy.
                                               3% Conoco orri
            All portions of this lease EXCEPT 2% Coral orri* for the following described land:
            T-23-S, R-24-E
            Sec. 11: SW/4

2212K       Donald J. Larson, a married man as 100% WI          96-039406
            his sole and separate property     12.5% base roy.
                                               3% Coral orri*
            LIMITED insofar as said lease
            covers the following described
            lands:
            T-23-S, R-24-E
            Sec. 11: SW/4

2212L       Howard T. Heitzeg, a married man   100% WI          96-039400
            as his sole and separate property  12.5% base roy.
                                               3% Conoco orri
            All portions of this lease EXCEPT 2% Coral orri* for the following described land:
            T-23-S, R-24-E
            Sec. 11: SW/4

2212L       Howard T. Heitzeg, a married man   100% WI          96-039400
            as his sole and separate property  12.5% base roy.
                                               3% Coral orri*

            LIMITED insofar as said lease
            covers the following described
            lands:
            T-23-S, R-24-E
            Sec. 11: SW/4

2212M       Carol M. Seljeseth, an unmarried   100% WI          996-039401
            woman as her sole and separate     12.5% base roy.
            property, also known as Carol      3% Conoco orri
            Seljeseth                          2% Coral orri*

            All portions of this lease EXCEPT
            for the following described land:
            T-23-S, R-24-E
            Sec. 11: SW/4

2212M       Carol M. Seljeseth, an unmarried   100% WI          996-039401
            woman as her sole and separate     12.5% base roy.
            property, also known as Carol      3% Coral orri*
            Seljeseth

            LIMITED insofar as said lease
            covers the following described
            lands:
            T-23-S, R-24-E
            Sec. 11: SW/4

2212N       Dirk Taylor also known as J. Dirk  100% WI          96-048091
            Taylor, a married man              12.5% base roy.
                                               3% Conoco orri
            All portions of this lease EXCEPT 2% Coral orri* for the following described land:
            T-23-S, R-24-E
            Sec. 11: SW/4

2212N       Dirk Taylor also known as J. Dirk  100% WI          96-048091
            Taylor, a married man              12.5% base roy.
                                               3% Coral orri*
            LIMITED insofar as said lease
            covers the following described
            lands:
            T-23-S, R-24-E
            Sec. 11: SW/4

2212O       Michal Taylor, a single woman      100% WI          96-048093
                                               12.5% base roy.
            All portions of this lease EXCEPT 3% Conoco orri for the following described land: 2% Coral orri*
            T-23-S, R-24-E
            Sec. 11: SW/4

22120       Michal Taylor, a single woman      100% WI          96-048093
                                               12.5% base roy.
            LIMITED insofar as said lease      3% Coral orri*
            covers the following described
            lands:
            T-23-S, R-24-E
            Sec. 11: SW/4

2228        Sam A. White and Esther White,     100% WI          96-039417
            husband and wife                   12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

2229        William S. Walker as Trustee of    100% WI          96-039361
            the William S. Walker Revocable    12.5% base roy.
            Trust and Sharon J. Walker as      3% Coral orri*
            Trustee of the Sharon J. Walker
            Revocable Trust

2232A       Doris J. Williams, Trustee of the  100% WI          96-039357
            Testamentary Trust created under   12.5% base roy.
            the Will of James Doyle Williams, 3% Conoco orri deceased for the benefit of Doris 2% Coral orri*
            J. Williams and Doris J. Williams
            as Trustee of the Doris J. Williams
            Revocable Living Trust dated
            September 20, 1993

2232B       Betty Valoff, a married woman as   100% WI          96-039413
            her sole and separate property,    12.5% base roy.
            an heir of William Kalpakoff,      3% Conoco orri
            deceased and Hazel Kalpakoff,      2% Coral orri*
            deceased

2232C       T. A. Davis                        100% WI          96-039373
                                               12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

2232D       Frances Stupin, a widow, an heir   100% WI          96-039405
            of William Kalpakoff, deceased and 12.5% base roy.
            Hazel Kalpakoff, deceased          3% Conoco orri
                                               2% Coral orri*

2239A       Aldo Emilio Risi and Cecelia       100% WI          96-039365
            Annette Risi, as Trustees of the   12.5% base roy.
            Aldo E. Risi and Cecelia A. Risi   3% Conoco orri
            Living Trust dated April 26, 1991  2% Coral orri*

            All portions of this lease EXCEPT
            for the following described land:
            T-23-S, R-24-E
            Sec. 13: NE/4

2239A       Aldo Emilio Risi and Cecelia       100% WI          96-039365
            Annette Risi, as Trustees of the   12.5% base roy.
            Aldo E. Risi and Cecelia A. Risi   3% Coral orri*
            Living Trust dated April 26, 1991

            LIMITED insofar as said lease
            covers the following described
            lands:
            T-23-S, R-24-E
            Sec. 13: NE/4

2240A       Betty J. Garman, a widow           100% WI          96-039368
                                               12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

2240B       Dorothy Raymond, a widow           100% WI          96-039369
                                               12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

2241A       Ashley S. Orr and Nancy M.         100% WI          96-039390
            Orr, Trustees of the A and N       12.5% base roy.
            Orr Living Trust                   3% Coral orri*

2241B       Edgar R. Orr and Betty B.          100% WI          96-039391
            Orr, Trustees of the Edgar R.      12.5% base roy.
            Orr and Betty B. Orr Living Trust  3% Coral orri*

2242        Joe E. Kasiner, Sr. and Dorothy    100% WI          96-039360
            Kasiner, husband and wife          12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

2243        Smith A. Ellis, an unmarried man   100% WI          96-039359
                                               12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

2244A       Laurence S. Davis, a single man    100% WI          96-039363
                                               12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

2245        Robert T. Burson, a married man    100% WI
            as his sole and separate property, 12.5% base roy.
            James M. Burson and Ruth M.        3% Conoco orri
            Burson, Trustees of the James M.   2% Coral orri*
            Burson and Ruth M. Burson 1991 Trust
            established April 17, 1991.
            Original Counterpart                                96-039410
            Counterpart-A                                       96-039411

2246A       Joan King, a married woman as her  100% WI          96-039412
            sole and separate property         12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

2246B       Pauline Duer, a married woman as   100% WI          96-039385
            her sole and separate property     12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

2246C       James D. McCracken, an unmarried   100% WI          96-039378
            man                                12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

2246D       Irene Sapp, an unmarried woman     100% WI          96-039403
                                               12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

2246E       Robert D. Lohrei, sole heir of     100% WI          96-039384
            Georgia McCracken, deceased        12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

2246F       Iola M. Nixon, an unmarried woman  100% WI          96-039402
                                               12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

2246G       Ivan J. Ramsey, a married man as   100% WI          96-039372
            his sole and separate property     12.5% base roy.
            and Karl Ramsey, a married man     3% Conoco orri
            as his sole and separate as        2% Coral orri*
            property

2246H       Verlin C. Weaver, an unmarried man 100% WI          96-039389
                                               12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

2246I       Clarence R. Weaver, a married man  100% WI          96-048096
                                               12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

2246J       David James Weaver, a married man  100% WI          96-039382
            as his sole and separate property  12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

2246K       Kinnie Clifford Davis, heir of the 100% WI          96-039377
            Estate of Rosa Davis deceased, a   12.5% base roy.
            single man                         3% Conoco orri
                                               2% Coral orri*

2246L       Gordon Lee Conner, a single man    100% WI          96-039376
            an heir of the Estate of Barbara   12.5% base roy;
            Ellen Connors, deceased who was an 3% Conoco orri heir of the Estate of Martha Ellen 2% Coral orri*
            Jones, deceased

2246M       Nancy Cypert, an unmarried woman,  100% WI          96-039375
            an heir of the Estate of Barbara   12.5% base roy.
            Ellen Connors, deceased who was an 3% Conoco orri heir of the Estate of Martha Ellen 2% Coral orri*
            Jones, deceased

2246N       Melva Choate, an unmarried woman   100% WI          96-039383
                                               12.5% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

22460       Richard W. Jones, a married man as 100% WI          96-039395
            his sole and separate property, an 12.5% base roy.
            heir to the Estate of Martha Ellen 3% Conoco orri
            Jones                              2% Coral orri*

2273A       Garnet R. Batti, also known as     100% WI          96-039415
            Garnet B. Batti and Rome Batti,    12.5% base roy
            husband and wife; Garnet R. Batti, 3% Conoco orri
            also known as Garnet B. Batti, a   2% Coral orri*
            married woman as her separate
            property

            All portions of this lease EXCEPT
            for the following described land:
            T-23-S, R-24-E
            Sec. 12: SE/4

2273A       Garnet R. Batti, also known as     100% WI          96-039415
            Garnet B. Batti and Rome Batti,    12.5% base roy.
            husband and wife; Garnet R. Batti, 3% Coral orri* also known as Garnet B. Batti, a married woman as her separate property

            LIMITED Insofar as said lease
            covers the following described
            lands:
            T-23-S, R-24-E
            Sec. 12: SE/4

2273B       Crystal 0. Mills, a widow          100% WI          96-039381
                                               12.5% base roy.
            All portions of this lease EXCEPT 3% Conoco orri for the following described land: 2% Coral orri*
            T-23-S, R-24-E
            Sec. 12: SE/4

2273B       Crystal 0. Mills, a widow          100% WI          96-039381
                                               12.5% base roy.
            LIMITED insofar as said lease      3% Coral orri*
            covers the following described
            lands:
            T-23-S, R-24-E
            Sec. 12: SE/4

2273C       Nancy G. Hise, an unmarried woman  100% WI          96-039380
                                               12.5% base roy.
            All portions of this lease EXCEPT 3% Conoco orri for the following described land: 2% Coral orri*
            T-23-S, R-24-E
            Sec. 12: SE/4

2273C       Nancy G. Hise, an unmarried woman  100% WI          96-039380
                                               12.5% base roy.
            LIMITED insofar as said lease      3% Coral orri*
            covers the following described
            lands:
            T-23-S, R-24-E
            Sec. 12: SE/4

        76. Transamerica Minerals Company, a   100% WI          97-000948
            California corporation             20% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

        77. Dayle E. Rushing and/or Jeanette   100% WI          97-000847
            M. Rushing, as Trustees of the     20% base roy.
            Dayle E. and Jeanette M. Rushing   3% Conoco orri
            Family Trust                       2% Coral orri*

        78. Mobil Oil Corporation              100% WI          97-003259
                                               16.67% base roy.
                                               3% Conoco orri
                                               2% Coral orri*

*This overriding royalty interest is subject to the terms and provisions of that certain Joint Venture Agreement ("Joint Venture Agreement") between Black Coral Limited Liability Company and Ampolex (USA), Inc., dated 20 June 1995, as amended. Said Joint Venture Agreement provides for this overriding royalty to escalate upon the occurrence of certain events, as described therein and specifically subject to the terms of such Joint Venture Agreement.



                                EXHIBIT "B"

Attached to and made a part of that certain Purchase and Sale Agreement between AMPOLEX (USA), INC., and KESTREL ENERGY CALIFORNIA, INC. and VICTORIA PETROLEUM USA, INC., dated effective January 1, 1997.


     Title of Agreement or Contract                    Parties


1. Joint Venture Agreement dated June 20,    Black Coral Limited Liability
   1995, as amended November 17, 1995;       Company and Ampolex (USA),
   May 15, 1996; August 22, 1996; August     Inc.
   27, 1996; and November 27, 1996.

2. Ratification and Joinder of Agreement     Conoco Inc. and Black Coral
   executed by Ampolex (USA), Inc. on        Limited Liability Company
   August 15, 1995 of Joint Venture
   Agreement #3 dated July 12, 1995.

3. Ratification and Joinder of Agreement     Conoco Inc. and Black Coral
   executed by Ampolex (USA), Inc. on        Limited Liability Company
   August 27, 1996 of Joint Venture
   Agreement #2 dated July 12, 1995
   LIMITED in areal extent to those lands
   within the Ampolex-Black Coral Area of
   Mutual Interest, as amended.

4. Letter Agreement dated September 2,       Mobil Exploration & Producing
   1996 from Mobil Exploration &             U.S. Inc. and Ampolex (USA),
   Producing U.S. Inc. to Ampolex (USA),     Inc.
   Inc. granting a first right of refusal
   to purchase an oil and gas lease
   covering 865.40 acres, more or less,
   in Kern County, California (Goose
   Lake Prospect).

5. Confidentiality Agreement dated           Enron Oil & Gas Company,
   September 24, 1996 for Enron's Turk       Black Coral Limited Liability
   Anticline Area in Fresno County,          Company, and Ampolex (USA),
   California.                               Inc.

6. Ampolex Letter Agreement dated October    Ampolex (USA), Inc., Black
   8, 1996 amending the August 27, 1996      Coral Limited Liability
   amendatory letter agreement between       Company, and Lario Oil & Gas
   Ampolex (USA), Inc. and Black Coral       Company
   Limited Liability Company regarding
   the acquisition of 3-D seismic by Lario
   Oil & Gas in the Liberty Ditch/Murphy
   Slough prospect area, Fresno & Kings
   Counties, California.

   Title of Agreement or Contract                      Parties

7. Geophysical Data Licensing Agreement      Ampolex (USA), Inc. and Black
   dated September 30, 1996 regarding the    Coral Limited Liability
   acquisition of 3-D seismic by Lario Oil   Company as Licensees, and
   & Gas in the Liberty Ditch/Murphy Slough  Lario Oil & Gas Company, as
   prospect area, Fresno & Kings Counties,   Licensor
   California.

8. Confidentiality and Non-Compete           Ampolex (USA), Inc. and Black
   Agreement dated September 5, 1996 for     Coral Limited Liability
   the Liberty Ditch/Murphy Slough Area in   Company (disclosing parties),
   Fresno and Kings Counties, California.    and Equity Oil Company
                                             (receiving party).

9. Confidentiality and Non-Compete           Ampolex (USA), Inc. and Black
   Agreement dated September 10, 1996        Coral Limited Liability
   for the Liberty Ditch/Murphy Slough       Company (disclosing parties),
   Area in Fresno and Kings Counties,        and Lario Oil and Gas
   California.                               Company (receiving Party)

10.                                          Noncompetitive Federal "Over-
The-                                         James B. Lynn, as agent for
   Counter" Offer No. CACA 36898 dated       Ampolex (USA), Inc.
   stamped "received" May 13, 1996 by
   the California State Office, Bureau
   of Land Management covering federally-
   owned minerals underlying Sections 28
   and 33, T18S-R19E and Section 4,
   T19S-R19E, in Kings County, California
   (West Lemoore prospect).



                                 EXHIBIT C
                       LIST OF NON-PROPRIETARY DATA
Seismic 2D data
   A.  S.E.I. seismic line SEI-805
   B.  S.E.I. Spec (formerly Western Geophysical's data)
   C.  Texaco - two (2) lines
   D.  Geoone - 48 miles
   E.  Echo Geophysical - The State of California Seismatch program


Geologic data
   A.  Landgrid for San Joaquin Basin
   B.  Southern San Joaquin Geological Database provided by QuantStrat
       Inc.
   C.  Digital well information from    13S 15E - 13SS 26E &
                                                  10N 24W - 10N 18W


                                 EXHIBIT D

                            ALLOCATION SCHEDULE

Prospect Name  Allocated Value  Approximate Net Acres  Value ($)/net acre

Goose Lake            $300,000                  7636$               39.29

West Lemoore          $250,000                  6546$               38.19

Raven                  $75,000                  1108$               67.69

Wildlife               $50,000                  2713$               18.43

Remaining Prospects   $325,000
Including but not
limited to:
        Cross Creek
        Tweetie
        Tom
        Jerry
        Wasco
        Lost Hills
        Zachary/Taylor
        Guiness
        Pintail
        Mudhen

Moveables              $50,000

Total Allocated
Price:              $1,050,000


                                 EXHIBIT E

                          PERMITTED ENCUMBRANCES


The term "Permitted Encumbrances," as used herein, shall mean:

(1) lessors' royalties, overriding royalties, division orders, sales contracts, unitization and pooling designations and agreements, reversionary interests and similar burdens if the net cumulative effect of such burdens does not operate to reduce the revenue interests of any of the interests to less than the Revenue Interests set forth in Exhibit A;

(2) preferential rights to purchase and required third-party consents to assignments and similar agreements with respect to which (i) waivers or consents are obtained from the appropriate parties, (ii) the appropriate time period for asserting such rights has expired without an exercise of such rights, (iii) arrangements can be made by Purchaser and Sellers to allow Purchaser to receive substantially the same economic benefits as if all such waivers and consents had been obtained, (iv) such consent need not be obtained prior to an assignment, or (v) failure to obtain such consent will not have a material adverse effect on the value of the affected Interests to Purchaser;

(3) all rights to consent by, required notices to, filings with, or other actions by governmental or entities in connection with the sale or conveyance of oil and gas leases or interests therein if the same are customarily obtained subsequent to such sale or conveyance;

(4) rights of reassignment providing for reassignment elections prior to relinquishment;

(5) easements, rights of way, servitudes, permits, surface leases and other rights in respect of surface operations, pipelines, grazing, logging, canals, ditches, reservoirs or the like; and easements for streets, alleys, highways, pipelines, telephone lines, power lines, railways and other easements and rights of way, on, over or in respect of any of the Interests to the extent that all of the foregoing do not have a material adverse effect on the operation, use o value of the affected Interests by or to Purchaser;

(6) all other liens, charges, encumbrances, contracts, agreements, instruments, obligations, defects and irregularities affecting the Interests (including, without limitation, liens of operators relating to obligations not yet due or pursuant to which Sellers are not in default) that are not such as to interfere materially with the operation, value or use of the affected Interests;

(7) such Title Defects (as defined in Section 6.03) or other matters as Purchaser has waived pursuant to the terms of this Agreement;

(8) the terms and conditions of all agreements, orders, instruments, documents and other matters described in or referred to by this Agreement and Exhibits attached hereto, including, but not limited to, the Black Coral Joint Venture Agreement dated June 20, 1995, as amended;

(9) rights reserved to or vested in any municipality or governmental, statutory or public authority to control or regulate any of the interests in any manner, and all applicable laws, rules and orders of government and authorities.


                                 EXHIBIT F

                  CONFIDENTIALITY NON COMPETE AGREEMENTS


Attached to and made part of the Purchase and Sale Agreement between Ampolex (USA), Inc. and Kestrel Energy California, Inc. and Victoria Petroleum USA, Inc., are copies of certain agreements between Ampolex
(USA), Inc. and the following:

1.)   Barrett Resources Corporation, dated November 14, 1996;

2.)   Ballard and Associates, Inc., dated November 8, 1996;

3.)   Celcius Energy Company, dated November 12, 1996;

4.)   Flying J Oil & Gas, Inc. dated November 8, 1996;

5.)   JHS Energy, dated November 15, 1996;

6.)   Gulf Canada Resources Limited, dated November 12, 1996;

7.)   Samedan Oil Corporation, dated November 14, 1996;

8.)   Tower Energy Corporation, dated November 19, 1996;

9.)   Westport Oil and Gas, dated November 13, 1996;

10.)  Medallion Exploration, dated November 14, 1996;

11.)  Gotland Oil, Inc., dated January 7, 1997;

12.)  Lario Oil & Gas Company, dated January 8, 1997;




                         CONFIDENTIALITY AGREEMENT

THIS AGREEMENT, entered into this the 14th day of Nov. 1996, by and between Ampolex (USA), Inc., a corporation organized and existing under the laws of Texas (hereinafter referred to as the "Disclosing Party") and Barrett Resources Corporation, a corporation organized and existing under the laws of Delaware (hereinafter referred to as the "Receiving Party").

1. In connection with the evaluation and the possible acquisition by the Receiving Party of certain petroleum exploration and production interests located in the United States as more fully described in Exhibits A-1 and A-2 attached hereto and made a part hereof (hereinafter referred to as the "Area") the Disclosing Party is willing, in accordance with the terms and conditions of this Agreement, to disclose to the Receiving Party certain confidential information which is proprietary, relating to the Area which includes, but is not necessarily limited to, geological and geophysical data, maps, models and interpretations and may also include commercial, contractual and financial information whether written or oral (hereinafter referred to as the "Confidential Information"). In no event shall the Receiving Party be entitled to make or receive photocopies or reproductions (whether digital or electronic) of such Confidential Information except to the extent that the Disclosing Party, in its sole discretion, issues written authorization permitting same.

2. In consideration of the disclosure referred to in Paragraph 1 hereof, the Receiving Party agrees that the Confidential Information shall be kept strictly confidential and shall not be sold, traded, published or otherwise disclosed to anyone in any manner whatsoever, including by means of photocopy or reproduction, without the Disclosing Party's prior written consent, except as provided in Paragraphs 3, 4 and 5 below.

3. The Receiving Party may disclose the Confidential Information without the Disclosing Party's prior written consent only to the extent such information.

     (a) is already known to the Receiving party as of the date of disclosure hereunder,

     (b) is already in possession of the public or becomes available to the public other than through the act or omission of the Receiving Party;

     (c) is required to be disclosed under applicable law or by a governmental order, decree, regulation or rule (provided that the Receiving Party shall give written notice to the Disclosing Party prior to such disclosure); or

     (d) is acquired independently from a third party that represents that it has the right to disseminate such information at the time it is acquired by the Receiving Party.

4. The Receiving Party may disclose the Confidential Information without the Disclosing Party's prior written consent to an Affiliated Company (as hereinafter defined), provided that the Receiving Party guarantees the adherence of such Affiliated Company to the terms of this Agreement. "Affiliated Company" shall mean any company or legal entity which (a) controls either directly or indirectly a Receiving Party, or (b) which is controlled directly or indirectly by such Receiving Party, or (c) is directly or indirectly controlled by a company or entity which directly or indirectly controls such Receiving Party. "Control" means the right to exercise 50% or more of the voting rights in the appointment of the directors of such company.

5. The Receiving Party shall be entitled to disclose the Confidential Information without the Disclosing Party's prior written consent to such of the following persons who have a clear need to know in order to evaluate the Area:

     (a)  employees, officers and directors of the Receiving Party;

     (b)  employees, officers and directors of an Affiliated Company

     (c) any professional consultant or agent retained by the Receiving Party for the purpose of evaluating the Confidential Information; or

     (d) any bank financing Receiving Party's participation in the Area, including any professional consultant retained by such bank for the purpose of evaluating the Confidential Information.

     Prior to making any such disclosures to persons under subparagraphs
(c) and (d) above, however, the Receiving Party shall obtain a written undertaking of confidentiality, in the same form and content as this Agreement, from each such person.

6. The Receiving Party and its Affiliated Companies, if any, shall only use or permit the use of the Confidential Information disclosed under Paragraphs 4 and 5 above to evaluate the Area and determine whether to enter into negotiations concerning the acquisition of all or part of the Disclosing Party's rights in the Area.

     The Receiving Party and its Affiliated Companies shall not, during the term hereof, acquire any rights or otherwise seek to compete with Disclosing Party in the Area without Disclosing Party's prior written consent. In the event the Receiving Party and its Affiliated Companies acquire any rights in the Area during the term hereof other than the Disclosing Party's rights as provided in Paragraph 9 below, it shall promptly assign such rights at cost to the Disclosing Party.

7. The Receiving Party shall be responsible for ensuring that all persons to whom the Confidential Information is disclosed under this Agreement shall keep such information confidential and shall not disclose or divulge the same to any unauthorized person. Neither Party shall be liable in an action initiated by one against the other for special, indirect or consequential damages resulting from or arising out of this Agreement, including, without limitation, loss of profit or business interruptions, however same may be caused.

8. The Confidential Information shall remain the property of the Disclosing Party, and the Disclosing Party may demand the return thereof at any time upon giving written notice to the Receiving Party. Within 30 days of receipt of such notice, the Receiving Party shall return all of the original confidential Information and shall destroy all copies and reproductions (both written and electronic) in its possession and in the possession of persons to whom it was disclosed pursuant to Paragraphs 4 and 5 hereof.

9. If the Receiving Party acquires any of the Disclosing Party's rights in the Area, then this Agreement shall terminate automatically on the date the Receiving Party enters into a further agreement which contains provisions covering the confidentiality of data in the Area. Unless earlier terminated under the preceding sentence, the confidentiality obligations set forth in this Agreement shall terminate one year after the date of this Agreement.

10. The Disclosing Party hereby represents and warrants that it has the right and authority to disclose the Confidential Information to the Receiving Party. However, the Disclosing Party, its subsidiaries, Affiliated Companies and their officers, directors and employees make no representations or warranties, express or implied, as to the quality, accuracy or completeness of the information disclosed hereunder or the ability of the properties to produce. The information provided hereunder contains estimates reflecting various assumptions concerning anticipated results, and may or may not prove to be correct. The Disclosing Party its subsidiaries, Affiliated Companies and their officers, directors and employees shall have no liability whatsoever with respect to the use of, or reliance upon such information, or for any omissions from same. The Receiving Party expressly acknowledges the inherent risk of error in the acquisition, processing and interpretation of geological and geophysical data. Any descriptions of documents disclosed hereunder do not purport to be complete statements thereof, and are qualified and subject to the detailed provisions of such documents. In all cases, the Receiving Party should conduct its own investigation and analysis of the Confidential Information.

11. (a) This Agreement shall be governed by and interpreted in accordance with the substantive and procedural laws of the State of Colorado.

     (b) Any dispute arising out of or relating to this Agreement, including any question regarding its existence, validity or termination, which cannot be amicably resolved by the Parties, shall be settled before three arbitrators, one to be appointed by each Party and the two so appointed shall appoint the third arbitrator, in accordance with the Arbitration Rules of the American Arbitration Association in Denver, Colorado, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. A dispute shall be deemed to have arisen when either Party notifies the other Party in writing to that effect.

12. Unless otherwise expressly agreed to in writing, any prior or future proposals or offers made in the course of the Parties' discussions are implicitly subject to all necessary management and government approvals and may be withdrawn by either at any time. Nothing contained herein is intended to confer upon the Receiving Party any right whatsoever to the Disclosing Party's interest in the Area.

13. No amendments, changes or modifications to this Agreement shall be valid except if the same are in writing and signed by a duly authorized representative of each of the Parties herein.

14. This Agreement comprises the full and complete agreement of the Parties hereto with respect to the disclosure of the Confidential
Information and supersedes and cancels all prior communications, understandings and agreements between the Parties hereto, whether written or oral, expressed or implied.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have caused this Agreement to be executed on the date first written above.

                                   DISCLOSING PARTY
                                   AMPOLEX (USA), INC.

                                   By:  /s/

                                   Title:  Team Leader, North America


                                   RECEIVING PARTY
                                   BARRETT RESOURCES CORPORATION

                                   By:  /s/ Joseph P. Barrett
                                        Joseph P. Barrett

                                   Title: Vice President, Land


                               Exhibit A2 *

The following table lists the township and ranges which are consider to be the exploration areas included in the confidentiality agreement under paragraph 1.

California
San Joaquin Basin

     14S   15E to   21E
     15S   15E to   22E
     16S   15E to   23E
     17S   15E to   24E
     18S   15E to   24E
     19S   15E to   25E
     20S   15E to   25E
     21S   15E to   27E
     22S   15E to   28E
     23S   15E to   28E
     24S   15E to   28E
     25S   17E to   28E
     26S   17E to   28E
     27S   17E to   29E
     28S   17E to   29E
     29S   17E to   30E
     30S   17E to   30E

Utah
Paradox Basin

     21S   15E to   18E
     22S   15E to   18E
     23S   17E to   18E
     24S   17E to   19E
     25S   18E to   20E
     26S   18E to   21E
     27S   19E to   21E
     28S   20E to   23E
     29S   21E to   24E
     30S   20E to   24E

North Dakota
Williston Basin

     153N  91W to   87W
     152N  92W to   88W
     151N  93W to   89W
     150N  94W to   90W
     149N  95W to   91W

* There is no Exhibit A1 to this Agreement.


                         CONFIDENTIALITY AGREEMENT

THIS AGREEMENT, entered into this the 8th day of November, 1996, by and between Ampolex (USA), Inc., a corporation organized and existing under the laws of Texas (hereinafter referred to as the "Disclosing Party") and Ballard and Associates, Inc., a corporation organized and existing under the laws of Montana (hereinafter referred to as the "Receiving Party").

1. In connection with the evaluation and the possible acquisition by the Receiving Party of the Disclosing Party's Corporation and/or certain petroleum exploration and production interests located in the United States as more fully described in Exhibits A-1 and A-2 attached hereto and made a part hereof (hereinafter referred to as the "Area") the Disclosing Party is willing, in accordance with the terms and conditions of this Agreement, to disclose to the Receiving Party certain confidential information which is proprietary, relating to the Area which includes, but is not necessarily limited to, geological and geophysical data, maps, models and interpretations and may also include commercial, contractual and financial information whether written or oral (hereinafter referred to as the "Confidential Information"). In no event shall the Receiving Party be entitled to make or receive photocopies or reproductions (whether digital or electronic) of such Confidential Information except to the extent that the Disclosing Party, in its sole discretion, issues written authorization permitting same.

2. In consideration of the disclosure referred to in Paragraph 1 hereof, the Receiving Party agrees that the Confidential Information shall be kept strictly confidential and shall not be sold, traded, published or otherwise disclosed to anyone in any manner whatsoever, including by means of photocopy or reproduction, without the Disclosing Party's prior written consent, except as provided in Paragraphs 3,4 and 5 below.

3. The Receiving Party may disclose the Confidential Information without the Disclosing Party's prior written consent only to the extent such information.

     (a) is already known to the Receiving Party as of the date of disclosure hereunder;

     (b) is already in possession of the public or becomes available to the public other than through the act or omission of the Receiving Party;

     (c) is required to be disclosed under applicable law or by a governmental order, decree, regulation or rule (provided that the Receiving Party shall give written notice to the Disclosing Party prior to such disclosure); or

     (d) is acquired independently from a third party that represents that it has the right to disseminate such information at the time it is acquired by the Receiving Party.

4. The Receiving Party may disclose the Confidential Information without the Disclosing Party's prior written consent to an Affiliated Company (as hereinafter defined), provided that the Receiving Party guarantees the adherence of such Affiliated Company to the terms of this Agreement. "Affiliated Company" shall mean any company or legal entity which (a) controls either directly or indirectly a Receiving Party, or (b) which is controlled directly or indirectly by such Receiving Party, or (c) is directly or indirectly controlled by a company or entity which directly or indirectly controls such Receiving Party. "Control" means the right to exercise 50% or more of the voting rights in the appointment of the directors of such company.

5. The Receiving Party shall be entitled to disclose the Confidential Information without the Disclosing Party's prior written consent to such of the following persons who have a clear need to know in order to evaluate the Area:

     (a)  employees, officers and directors of the Receiving Party;

     (b)  employees, officers and directors of an Affiliated Company;

     (c) any professional consultant or agent retained by the Receiving Party for the purpose of evaluating the Confidential Information; or

     (d) any bank financing Receiving Party's participation in the Area, including any professional consultant retained by such bank for the purpose of evaluating the Confidential Information.

Prior to making any such disclosures to persons under subparagraphs (c) and (d) above, however, each such party shall agree to be bound by the confidentiality provisions from this Agreement The Receiving Party shall be bound to handle said disclosure according to the confidentiality provisions of this agreement.

6. The Receiving Party and its Affiliated Companies, if any, shall only use or permit the use of the Confidential Information disclosed under Paragraphs 4 or 5 above to evaluate the Area and determine whether to enter into negotiations concerning the acquisition of all or part of the Disclosing Party's rights in the Area.

    The Receiving Party and its Affiliated Companies shall not, during the term hereof, use the Confidential Information to acquire any rights in the Area. In the event the Receiving Party and/or its Affiliated Companies acquire any such rights in the Area through the use of the Confidential Information during the term hereof other than the Disclosing Party's rights as provided in Paragraph 9 below, it shall promptly assign such rights at cost to the Disclosing Party.

7. The Receiving Party shall be responsible for ensuring that all persons to whom the Confidential Information is disclosed under this Agreement shall keep such information confidential and shall not disclose or divulge the same to any unauthorized person. Neither Party shall be liable in an action initiated by one against the other for special, indirect or consequential damages resulting from or arising out of this Agreement, including, without limitations loss of profit or business interruptions, however same may be caused.

8. The Confidential Information shall remain the property of the Disclosing Party, and the Disclosing Party may demand the return thereof at any time upon giving written notice to the Receiving Party. Within 30 days of receipt of such notice, the Receiving Party shall return all of the original confidential Information and shall destroy all copies and reproductions (both written and electronic) in its possession and in the possession of persons to whom it was disclosed pursuant to Paragraphs 4 and 5 hereof.

9. If the Receiving Party acquires any of the Disclosing Party's rights in the Area, then this Agreement shall terminate automatically on the date the Receiving Party enters into a further agreement which contains provisions covering the confidentiality of data in the Area. Unless earlier terminated under the preceding sentence, the confidentiality obligations set forth in this Agreement shall terminate six months after the date of this Agreement.

10. The Disclosing Party hereby represents and warrants that it has the right and authority to disclose the Confidential Information to the Receiving Party. However, the Disclosing Party, its subsidiaries, Affiliated Companies and their officers, directors and employees make no representations or warranties, express or implied, as to the quality, accuracy or completeness of the information disclosed hereunder or the ability of the properties to produce. The information provided hereunder contains estimates reflecting various assumptions concerning anticipated results, and may or may not prove to be correct. The Disclosing Party its subsidiaries, Affiliated Companies and their officers, directors and employees shall have no liability whatsoever with respect to the use of, or reliance upon such information, or for any omissions from same. The Receiving Party expressly acknowledges the inherent risk of error in the acquisition, processing and interpretation of geological and geophysical data. Any descriptions of documents disclosed hereunder do not purport to be complete statements thereof, and are qualified and subject to the detailed provisions of such documents. In all cases, the Receiving Party should conduct its own investigation and analysis of the Confidential Information.

11. (a) This Agreement shall be governed by and interpreted in accordance with the substantive and procedural laws of the State of Colorado.

     (b) Any dispute arising out of or relating to this Agreement, including any question regarding its existence, validity or termination, which cannot be amicably resolved by the Parties, shall be settled before three arbitrators, one to be appointed by each Party within fourteen days after one party notifies the other of its desire to arbitrate and the two so appointed shall appoint the third arbitrator within thirty days after the last of the first two arbitrators are appointed, in accordance with the Arbitration Rules of the American Arbitration Association in Denver, Colorado, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The arbitrators shall issue a decision within ninety days after appointment of the third arbitrator. A dispute shall be deemed to have arisen when either Party notifies the other Party in writing to that effect.

12. Unless otherwise expressly agreed to in writing, any prior or future proposals or offers made in the course of the Parties' discussions are implicitly subject to all necessary management and government approvals and may be withdrawn by either at any time. Nothing contained herein is intended to confer upon the Receiving Party any right whatsoever to the Disclosing Party's interest in the Area.

13. No amendments, changes or modifications to this Agreement shall be valid except if the same are in writing and signed by a duly authorized representative of each of the Parties herein.

14. This Agreement comprises the full and complete agreement of the Parties hereto with respect to the disclosure of the Confidential
Information and supersedes and cancels all prior communications, understandings and agreements between the Parties hereto, whether written or oral, expressed or implied.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have caused this Agreement to be executed on the date first written above.


                                   DISCLOSING PARTY

                                   By:  /s/

                                   Title:  Team Leader, North America


                                   RECEIVING PARTY

                                   By:  /s/ H. J. Kagie
                                         H.J. Kagie

                                   Title: Vice President of Acquisitions,
                                          Engineering and Operations


David P. Stimack
Certified Professional Landman




                                   November 12, 1996



Leslie A. Burget
BALLARD & ASSOCIATES, INC.
518 Seventeenth, Suite 400
Denver, Colorado 80202


     RE:  CONFIDENTIAL ACQUISITION
          Ampolex (USA), Inc.


Dear Leslie:

Whereas, reference is made to that certain Confidentiality Agreement, dated November 8, 1996, between Ampolex (USA), Inc., as Disclosing Party and Ballard and Associates, Inc., as Receiving Party.

Pursuant to paragraph 5(c) thereof, any professional consultant retained by Receiving Party must agree to be bound by the terms of such Agreement.

Therefore, please be advised, that the undersigned do hereby ratify and adopt the conditions set forth in such Agreement as though each of the undersigned had executed same.


Very truly yours,

                                   JERRY P. HILL, INC.



David P. Stimack, C.P.L.           Jerry P. Hill, C.P.L.



 1580 Lincoln Street, Suite 650 . Denver, Colorado  80203 . (303) 837-0500


                         CONFIDENTIALITY AGREEMENT

THIS AGREEMENT, entered into this the 12 day of November, 1996, by and between Ampolex (USA), Inc., a corporation organized and existing under the laws of Texas (hereinafter referred to as the "Disclosing Party") and Celsius Energy Company, a corporation organized and existing under the laws of Nevada (hereinafter referred to as the "Receiving Party").

1. In connection with the evaluation and the possible acquisition by the Receiving Party of certain petroleum exploration and production interests located in the United States as more fully described in Exhibits A-1 and A-2 attached hereto and made a part hereof (hereinafter referred to as the "Area") the Disclosing Party is willing, in accordance with the terms and conditions of this Agreement, to disclose to the Receiving Party certain confidential information which is proprietary, relating to the Area which includes, but is not necessarily limited to, geological and geophysical data, maps, models and interpretations and may also include commercial, contractual and financial information whether written or oral (hereinafter referred to as the "Confidential Information"). In no event shall the Receiving Party be entitled to make or receive photocopies or reproductions (whether digital or electronic) of such Confidential Information except to the extent that the Disclosing Party, in its sale discretion, issues written authorization permitting same.

2. In consideration of the disclosure referred to in Paragraph 1 hereof, the Receiving Party agrees that the Confidential Information shall be kept strictly confidential and shall not be sold, traded, published or otherwise disclosed to anyone in any manner whatsoever, including by means of photocopy or reproduction, without the Disclosing Party's prior written consent, except as provided in Paragraphs 3, 4 and 5 below.

3. The Receiving Party may disclose the Confidential Information without the Disclosing Party's prior written consent only to the extent such information.

     (a) is already known to the Receiving Party as of the date of disclosure hereunder,

     (b) is already in possession of the public or becomes available to the public other than through the act or omission of the Receiving Party;

     (c) is required to be disclosed under applicable law or by a governmental order, decree, regulation or rule (provided that the Receiving Party shall give written notice to the Disclosing Party prior to such disclosure); or

    (d) is acquired independently from a third party that represents that it has the right to disseminate such information at the time it is acquired by the Receiving Party.

4. The Receiving Party may disclose the Confidential Information without the Disclosing Party's prior written consent to an Affiliated Company (as hereinafter defined), provided that the Receiving Party guarantees the adherence of such Affiliated Company to the terms of this Agreement. "Affiliated Company" shall mean any company or legal entity which (a) controls either directly or indirectly a Receiving Party, or (b) which is controlled directly or indirectly by such Receiving Party, or (c) is directly or indirectly controlled by a company or entity which directly or indirectly controls such Receiving Party. "Control" means the right to exercise 50% or more of the voting rights in the appointment of the directors of such company.

5. The Receiving Party shall be entitled to disclose the Confidential Information without the Disclosing Party's prior written consent to such of the following persons who have a clear need to know in order to evaluate the Area:

     (a)  employees, officers and directors of the Receiving Party;

     (b)  employees, officers and directors of an Affiliated Company;

     (c) any professional consultant or agent retained by the Receiving Party for the purpose of evaluating the Confidential Information; or

     (d) any bank financing Receiving Party's participation in the Area, including any professional consultant retained by such bank for the purpose of evaluation the Confidential Information.

Prior to making any such disclosures to persons under subparagraphs (c) and (d) above, however, the Receiving Party shall obtain a written undertaking of confidentiality, in the same form and content as this Agreement, from each such person.

6. The Receiving Party and its Affiliated Companies, if any, shall only use or permit the use of the Confidential Information disclosed under Paragraphs 4 or 5 above to evaluate the Area and determine whether to enter into negotiations concerning the acquisition of all or part of the Disclosing Party's rights in the Area.

The Receiving Party and its Affiliated Companies shall not, during the term hereof, acquire any rights or otherwise seek to compete with Disclosing Party in the Area Without Disclosing Party's prior written consent in the event the Receiving Party and its Affiliated Companies acquire any rights in the Area during the term hereof other than the Disclosing Party's rights as provided in Paragraph 9 below, it shall promptly assign such rights at cost to the Disclosing Party. However, the foregoing restrictions upon acquisition of rights or interests in an Area without the Disclosing Party's consent shall not apply in any Area in which the Receiving Party owned a right or interest on and prior co November 1, 1996, nor shall it apply in an Area in which the Receiving Party owned no right or interest as of November 1, 1996 but later acquires a right or interest from a third party based solely upon review of such third party's information.

It is expressly understood that participation against Disclosing Party at any public auction or other lease sale by the Receiving Party or its agent or representative as a result of inspecting Disclosing Party's data is prohibited for 12 months from the date of this Agreement.

7. The Receiving Party shall be responsible for ensuring that all persons to whom the Confidential Information is disclosed under this Agreement shall keep such information confidential and shall not disclose or divulge the same to any unauthorized person. Neither Party shall be liable in an action initiated by one against the other for special, indirect or consequential damages resulting from or arising out of this Agreement, including, without limitation, loss of profit or business interruptions, however same may be caused.

8. The Confidential Information shall remain the property of the Disclosing Party, and the Disclosing Party may demand the return thereof at any time upon giving written notice to the Receiving Party. Within 30 days of receipt of such notice, the Receiving Party shall return all of the original confidential Information and shall destroy all copies and reproductions (both written and electronic) in its possession and in the possession of persons to whom it was disclosed pursuant to Paragraphs 4 and 5 hereof.

9. If the Receiving Party acquires any of the Disclosing Party's rights in the Area, then this Agreement shall terminate automatically on the closing date of the transaction contemplated in such further agreement. Unless earlier terminated under the preceding sentence, the confidentiality obligations set forth in this Agreement shall terminate one year after the date of this Agreement.

10. The Disclosing Party hereby represents and warrants that it has the right and authority to disclose the Confidential Information to the Receiving Party. However, the Disclosing Party, its subsidiaries, Affiliated Companies and their officers, directors and employees make no representations or warranties, express or implied, as to the quality, accuracy or completeness of the information disclosed hereunder or the ability of the properties to produce. The information provided hereunder contains estimates reflecting various assumptions concerning anticipated results, and may or may not prove to be correct. The Disclosing Party its subsidiaries, Affiliated Companies and their officers, directors and employees shall have no liability whatsoever with respect to the use of, or reliance upon such information, or for any omissions from same. The Receiving Party expressly acknowledges the inherent risk of error in the acquisition, processing and interpretation of geological and geophysical data. Any descriptions of documents disclosed hereunder do not purport to be complete statements thereof, and are qualified and subject to the detailed provisions of such documents. In all cases, the Receiving Party should conduct its own investigation and analysis of the Confidential Information.

11. (a) This Agreement shall be governed by and interpreted in accordance with the substantive and procedural laws of the State of Colorado.

     (b) Any dispute arising out of or relating to this Agreement, including any question regarding its existence, validity or termination, which cannot be amicably resolved by the Parties, shall be settled before three arbitrators, one to be appointed by each Party and die two so appointed shall appoint the third arbitrator. in accordance with the Arbitration Rules of the American Arbitration Association in Denver, Colorado, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. A dispute shall be deemed to have arisen when either Party notifies the other Party in writing to that effect.

12. Unless otherwise expressly agreed to in writing, any prior or future proposals or offers made in the course of the Parties' discussions are implicitly subject to all necessary management and government approvals and may be withdrawn by either at any time. Nothing contained herein is intended to confer upon the Receiving Party any right whatsoever to the Disclosing Party's interest in the Area.

13. No amendments, changes or modifications to this Agreement shall be valid except if the same are in writing and signed by a duly authorized representative of each of the Parties herein.

14. This Agreement comprises the full and complete agreement of the Parties hereto with respect to the disclosure of the Confidential
Information and supersedes and cancels all prior communications, understandings and agreements between the Parties hereto, whether written or oral, expressed or implied.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have caused this Agreement to be executed on the date first written above.

                                   DISCLOSING PARTY

                                   By:  /s/

                                   Title: Team Leader, North American


                                   RECEIVING PARTY

                                   By:  /s/ G. L. Nordloh
                                         G. L. Nordloh

                                   Title: President & CEO


                         CONFIDENTIALITY AGREEMENT


THIS AGREEMENT, entered into this the 8th day of November, 1996, by and between Ampolex (USA), Inc., a corporation organized and existing under the laws of Texas (hereinafter referred to as the "Disclosing Party" and Flying J Oil & Gas, Inc., a corporation organized and existing under the laws of Utah (hereinafter referred to as the "Receiving Party").

1. In connection with the evaluation and the possible acquisition by the Receiving Party of certain petroleum exploration and production interests located in the United States as more fully described in Exhibits A-1 and A-2 attached hereto and made a part hereof (hereinafter referred to as the "Area") the Disclosing Party is willing, in accordance with the terms and conditions of this Agreement, to disclose to the Receiving Party certain confidential information which is proprietary, relating to the Area which includes, but is not necessarily limited to, geological and geophysical data, maps, models and interpretations and may also include commercial, contractual and financial information whether written or oral unless subject to paragraph 3 (hereinafter referred to as the "Confidential Information"). In no event shall the Receiving Party be entitled to make or receive photocopies or reproductions (whether digital or electronic) of such Confidential Information except to the extent that the Disclosing Party, in its sole discretion, issues written authorization permitting same.

2. In consideration of the disclosure referred to in Paragraph 1 hereof, the Receiving Party agrees that the Confidential Information shall be kept strictly confidential and shall not be sold, traded, published or otherwise disclosed to anyone in any manner whatsoever, including by means of photocopy or reproduction, without the Disclosing Party's prior written consent, except as provided in Paragraphs 3, 4 and 5 below.

3. None of the following shall constitute the Confidential Information as stated Paragraph 1 of this Agreement.

     (a) information which is already known to the Receiving Party as of the date of disclosure hereunder;

     (b) information which is already in possession of the public or becomes available to the public other than through the act or omission of the Receiving Party;

     (c) information which is required to be disclosed under applicable law or by a governmental order, decree, regulation or rule (provided that the Receiving Party shall give written notice to the Disclosing Party prior to such disclosure); or

     (d) information which is acquired independently from a third party that represents that it has the right to disseminate such information at the time it is acquired by the Receiving Party.

4. The Receiving Party may disclose the Confidential Information without the Disclosing Party's prior written consent to an Affiliated Company (hereinafter defined, provided that the Receiving Party guarantees the adherence of such Affiliated Company to the terms of this Agreement. "Affiliated Company" shall mean any company or legal entity which (a) controls either directly or indirectly a Receiving Party, or (b) which is controlled directly or indirectly by such Receiving Party, or (c) is directly or indirectly controlled by a company or entity which directly or indirectly controls such Receiving party. "Control" means the right to exercise 50% or more of the voting rights in the appointment of the directors of such company.

5. The Receiving Party shall be entitled to disclose the Confidential Information without the Disclosing Party's prior written consent to such of the following persons who have a clear need to know in order to evaluate the Area:

     (a)  employees, officers and directors of the Receiving Party;

     (b)  employees, officers and directors of an Affiliated Company;

     (c) any professional consultant or agent retained by the Receiving Party for the purpose of evaluating the Confidential Information; or

     (d) any bank financing Receiving Party's participation in the Area, including any professional consultant retained by such bank for the purpose of evaluating the Confidential Information.

Prior to making any such disclosures to persons under subparagraphs (c) and (d) above, however, the Receiving Party shall obtain a written undertaking of confidentiality, in the same form and content as this Agreement, from each such person.

6. The Receiving Party and its Affiliated Companies, if any, shall only use or permit the use of the Confidential Information disclosed under Paragraphs 4 or 5 above to evaluate the Area and determine whether to enter into negotiations concerning the acquisition of all or part of the Disclosing Party's rights in the Area.

Disclosing Party acknowledges and agrees that Receiving Party is actively exploring for and/or producing oil and/or gas in the following portions of the Area: the Williston Basin and the Powder River Basin as described in Exhibit A-2 (hereinafter referred to as the "Excluded Areas").

Accordingly, Disclosing Party acknowledges and agrees that notwithstanding any other term, condition or provision of this Agreement to the contrary, Receiving Party shall have the full and unrestricted right to conduct its business and operations in the Excluded Areas without any obligations or responsibilities to Disclosing Party whatsoever.

Subject to the foregoing, the Receiving Party and its Affiliated Companies shall not, during the term hereof, acquire any rights or otherwise seek to compete with Disclosing Party in the Area without Disclosing Party's prior written consent. Except as otherwise provided herein, in the event the Receiving Party and its Affiliated Companies acquire any rights in the Area and with the exception of the Excluded Areas during the term hereof other than the Disclosing Party's rights as provided in Paragraph 9 below, it shall promptly assign such rights at cost to the Disclosing Party. Provided, however, that in no event shall this provision apply to any portion of exploration prospects or oil and/or gas production properties acquired by Receiving Party from third parties, pursuant to a farmin or other deal arrangement. It is expressly understood that participation against Disclosing Party at any public auction or other lease sale by the Receiving Part or its agent or representative is prohibited for 12 months from the date of this Agreement.

7. The Receiving Party shall be responsible for ensuring that all persons to whom the Confidential Information is disclosed under this Agreement shall keep such information confidential and shall not disclose or divulge the same to any unauthorized person. Neither Party shall be liable in an action initiated by one against the other for special, indirect or consequential damages resulting from or arising out of this Agreement, including, without limitation, loss of profit or business interruptions, however same may be caused.

8. The Confidential Information shall remain the property of the Disclosing Party, and the Disclosing Party may demand the return thereof at any time upon giving written notice to the Receiving Party. Within 30 days of receipt of such notice, the Receiving Party shall return all of the original confidential Information and shall destroy all copies and reproductions (both written and electronic) in its possession and in the possession of persons to whom it was disclosed pursuant to Paragraphs 4 and 5 hereof.

9. If the Receiving Party acquires any of the Disclosing Party's rights in the Area, then this Agreement shall terminate automatically on the date the Receiving Party enters into a further agreement which contains provisions covering the confidentiality of data in the Area. Unless earlier terminated under the preceding sentence, the confidentiality obligations set forth in this Agreement shall terminate one year after the date of this Agreement.

10. The Disclosing Party hereby represents and warrants that it has the right and authority to disclose the Confidential Information to the Receiving Party. However, the Disclosing Party, its subsidiaries, Affiliated Companies and their officers, directors and employees make no representations or warranties, express or implied, as to the quality, accuracy or completeness of the information disclosed hereunder or the ability of the properties to produce. The information provided hereunder contains estimates reflecting various assumptions concerning anticipated results, and may or may not prove to be correct. The Disclosing Party its subsidiaries, Affiliated Companies and their officers, directors and employees shall have no liability whatsoever with respect to the use of, or reliance upon such information, or for any omissions from same. The Receiving Party expressly acknowledges the inherent risk of error in the acquisition, processing and interpretation of Geological and Geophysical data. Any descriptions of documents disclosed hereunder do not purport to be complete statements thereof, and are qualified and subject to the detailed provisions of such documents. In all cases, the Receiving Party should conduct its own investigation and analysis of the Confidential Information.

11. (a) This Agreement shall be governed by and interpreted in accordance with the substantive and procedural laws of the State of Colorado.

     (b) Any dispute arising out of or relating to this Agreement, including any question regarding its existence, validity or termination, which cannot be amicably resolved by the Parties, shall be settled before three arbitrators, one to be appointed by each Party and the two so appointed shall appoint the third arbitrator, in accordance with the Arbitration Rules of the American Arbitration Association in Denver, Colorado, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. A dispute shall be deemed to have arisen when either Party notifies the other Party in writing to that effect.

12. Unless otherwise expressly agreed to in writing, any prior or future proposals or offers made in the course of the Parties' discussions are implicitly subject to all necessary management and government approvals and may be withdrawn by either at any time. Nothing contained herein is intended to confer upon the Receiving Party any right whatsoever to the Disclosing Party's interest in the Area.

13. No amendments, changes or modifications to this Agreement shall be valid except if the same are in writing and signed by a duly authorized representative of each of the Parties herein.

14. This Agreement comprises the full and complete agreement of the Parties hereto with respect to the disclosure of the Confidential
Information and supersedes and cancels all prior communications, understandings and agreements between the Parties hereto, whether written or oral, expressed or implied.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have caused this Agreement to be executed on the date first written above.

                                   DISCLOSING PARTY

                                   By:  /s/

                                   Title: Team Leader, North American


                                   RECEIVING PARTY

                                   By:  /s/

                                   Title: VP, Exploration



                                Exhibit A2

The following table lists the townships and ranges which are consider to be the exploration areas included in the confidentiality agreement under paragraph 1.

California                         Wyoming
San Joaquin                        Powder River
Basin                              Basin
                                   Attachment 1 partial 3D seismic outline
     14S   15E to   21E            and
     15S   15E to   22E                    37N    71W
     16S   15E to   23E
     17S   15E to   24E
     18S   15E to   24E
     19S   15E to   25E
     20S   15E to   25E
     21S   15E to   27E
     22S   15E to   28E
     23S   15E to   28E
     24S   15E to   28E
     25S   17E to   28E
     26S   17E to   28E
     27S   17E to   29E
     28S   17E to   29E
     29S   17E to   30E
     30S   17E to   30E


North Dakota
Williston Basin
Attachment 23D seismic outline with a 1 mile apron



Exhibit A2 Attachment 1 (Map)

Exhibit A2 Attachment 2 (Map)



                         CONFIDENTIALITY AGREEMENT

     THIS AGREEMENT entered into this 15th day of November, 1996, by and between Ampolex (USA), Inc., a corporation organized and existing under the laws of Texas (hereinafter referred to as the "Disclosing Party") and JHS Energy, Inc., a corporation organized and existing under the laws of hereinafter referred to as the ("Receiving Party").

1. In connection with the evaluation and the possible acquisition by the Receiving Party of certain petroleum exploration and production interests located in the United States as more fully described in Exhibits A-1 and A-2 attached hereto and made a part hereof (hereinafter referred to as the "Area") the Disclosing Party is willing, in Accordance with the terms and conditions of this Agreement, to disclose to the Receiving Party certain confidential information which is proprietary, relating to the Area which includes, but is not necessarily limited to, geological and geophysical data, maps, models and interpretations and may also include commercial, contractual and financial information whether written or oral (hereinafter referred to as the "Confidential Information"). In no event shall the
Receiving   Party   be  entitled  to  make  or  receive   photocopies   or
reproductions  (whether  digital  or  electronic)  of  such   Confidential
Information except to the extent that the Disclosing Party, in its sole discretion, issues written authorization permitting same.

2. In consideration of the disclosure referred to in Paragraph 1 hereof, the Receiving Party agrees that the Confidential Information shall be kept strictly confidential and shall not be sold, traded, published or otherwise disclosed to anyone in any manner whatsoever, including by means of photocopy or reproduction, without the Disclosing Party's prior written consent, except as provided in Paragraphs 3,4 and 5 below.

3. The Receiving Party may disclose the Confidential Information without the Disclosing Party's prior written consent only to the extent such information.

(a) is already known to the Receiving Party as of the date of disclosure hereunder,

(b) is already in possession of the public or becomes available to the public other than through the act or omission of the Receiving Party;

(c) is required to be disclosed under applicable law or by a governmental order, decree, regulation or rule (provided that the Receiving Party shall give written notice to the Disclosing Party prior to such disclosure); or

(d) is acquired independently from a third party that represents that it has the right to disseminate such information at the time it is acquired by the Receiving Party.

4. The Receiving Party may disclose the Confidential Information without the Disclosing Party's prior written consent to an Affiliated Company (as hereinafter defined), provided that the Receiving Party guarantees the adherence of such Affiliated Company to the terms of this Agreement. "Affiliated Company" shall mean any company or legal entity which (a) controls either directly or indirectly a Receiving Party, or (b) which is controlled directly or indirectly by such Receiving Party, or (c) is directly or indirectly controlled by a company or entity which directly or indirectly controls such Receiving Party. "Control" means the right to exercise 50% or more of the voting rights in the appointment of the directors of such company.

5. The Receiving Party shall be entitled to disclose the Confidential Information without the Disclosing Party's prior written consent to such of the following persons who have a clear need to know in order to evaluate the Area:

(a)  employees, officers and directors of the Receiving Party;

(b)  employees, officers and directors of an Affiliated Company;

(c) any professional consultant or agent retained by the Receiving Party for the purpose of evaluating the Confidential Information; or

(d) any bank financing Receiving Party's participation in the Area, including any professional consultant retained by such bank for the purpose of evaluating the Confidential Information.

Prior to making any such disclosures to persons under subparagraphs (c) and (d) above, however, the Receiving Party shall obtain a written undertaking of confidentiality, in the same form and content as this Agreement, from each such person.

6. The Receiving Parry and its Affiliated Companies, if any, shall only use or permit the use of the Confidential Information disclosed under Paragraphs 4 or 5 above to evaluate the Area and determine whether to enter into negotiations concerning the acquisition of all or part of the Disclosing Party's rights in the Area.

The Receiving Party and its Affiliated Companies shall not, during the term hereof, acquire any rights or otherwise seek to compete with Disclosing Party in the Area without Disclosing Party's prior written consent. In the event the Receiving Party and its Affiliated Companies acquire any rights in the Area during the term hereof other than the Disclosing Party's rights as provided in Paragraph 9 below, it shall promptly assign such rights at cost to the Disclosing Party.

7. The Receiving Party shall be responsible for ensuring that all persons to whom the Confidential Information is disclosed under this Agreement shall keep such information confidential and shall not disclose or divulge the same to any unauthorized person. Neither Party shall be liable in an action initiated by one against the other for special, indirect or consequential damages resulting from or arising out of this Agreement, including, without limitation, loss of profit or business interruptions, however same may be caused.

8. The Confidential Information shall remain the property of the Disclosing Party, and the Disclosing Party may demand the return thereof at any time upon giving written notice to the Receiving Party. Within 30 days of receipt of such notice, the Receiving Party shall return all of the original Confidential Information and shall destroy all copies and reproductions (both written and electronic) in its possession and in the possession of persons to whom it was disclosed pursuant to Paragraphs 4 and 5 hereof.

9. If the Receiving Party acquires any of the Disclosing Party's rights in the Area, then this Agreement shall terminate automatically on the date the Receiving Party enters into a further agreement which contains provisions covering the confidentiality of data in the Area. Unless earlier terminated under the preceding sentence, the confidentiality obligations set forth in this Agreement shall terminate three years after the date of this Agreement.

10. The Disclosing Party hereby represents and warrants that it has the right and authority to disclose the Confidential Information to the Receiving Party. However, the Disclosing Party, its subsidiaries, Affiliated Companies and their officers, directors and employees make no representations or warranties, express or implied, as to the quality, accuracy or completeness of the information disclosed hereunder or the ability of the properties to produce. The information provided hereunder contains estimates reflecting various assumptions concerning anticipated results, and may or may not prove to be correct. The Disclosing Party its subsidiaries, Affiliated Companies and their officers, directors and employees shall have no liability whatsoever with respect to the use of, or reliance upon such information, or for any omissions from same. The Receiving Party expressly acknowledges the inherent risk of error in the acquisition, processing and interpretation of geological and geophysical data. Any descriptions of documents disclosed hereunder do not purport to be complete statements thereof, and are qualified and subject to the detailed provisions of such documents. In all cases, the Receiving, Party should conduct its own investigation and analysis of the Confidential Information.

11. (a) This Agreement shall be governed by and interpreted in accordance with the substantive and procedural laws of the State of Colorado.

(b) Any dispute arising out of or relating to this Agreement, including any question regarding its existence, validity or termination, which cannot be amicably resolved by the Parties, shall be settled before three arbitrators, one to be appointed by each Party and the two so appointed shall appoint the third arbitrator, in accordance with the Arbitration
Rules of the American Arbitration Association in Denver, Colorado, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. A dispute shall be deemed to have arisen when either Party notifies the other Party in writing to that effect.

12. Unless otherwise expressly agreed to in writing, any prior or future proposals or offers made in the course of the Parties' discussions are implicitly subject to all necessary management and government approvals and may be withdrawn by either at any time. Nothing contained herein is intended to confer upon the Receiving Party any right whatsoever to the Disclosing Party's interest in the Area.

13. No amendments, changes or modifications to this Agreement shall be valid except if the same are in writing and signed by a duly authorized representative of each of the Parties herein.

14. This Agreement comprises the full and complete agreement of the Parties hereto with respect to the disclosure of the Confidential Information and supersedes and cancels all prior communications, understandings and agreements between the Parties hereto, whether written or oral, expressed or implied..

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have caused this Agreement to be executed on the date first written above.

                                   DISCLOSING PARTY

                                   By:  /s/

                                   Title: Team Leader, North American


                                   RECEIVING PARTY

                                   By:  /s/

                                   Title:



Gulf Canada Resources Limited
                         CONFIDENTIALITY AGREEMENT

THIS AGREEMENT, entered into this the 12th day of November 1996, by and between Ampolex (USA), Inc., a corporation organized and existing under the laws of Texas (hereinafter referred to as the "Disclosing Party") and GCRL Energy Ltd., a corporation organized and existing under the laws of Delaware (hereinafter referred to as the "Receiving Party").

1. In connection with the evaluation and the possible acquisition by the Receiving Party of certain petroleum exploration and production interests located in the United States as more fully described in Exhibits A-1 and A-2 attached hereto and made a part hereof (hereinafter referred to as the "Area") the Disclosing Party is willing, in accordance with the terms and conditions of this Agreement, to disclose to the Receiving Party certain confidential information which is proprietary, relating to the Area which includes, but is not necessarily limited to, geological and geophysical data, maps, models and interpretations and may also include commercial, contractual and financial information whether written or oral (hereinafter referred to as the "Confidential Information"). In no event shall the
Receiving   Party   be  entitled  to  make  or  receive   photocopies   or
reproductions  (whether  digital  or  electronic)  of  such   Confidential
Information except to the extent that the Disclosing Party, in its sole discretion, authorizes same.

2. In consideration of the disclosure referred to in Paragraph 1 hereof, the Receiving Party agrees that the Confidential Information shall be kept strictly confidential and shall not be sold, traded, published or otherwise disclosed to anyone in any manner whatsoever, including by means of photocopy or reproduction, without the Disclosing Party's prior written consent, except as provided in Paragraphs 3,4 and 5 below.

3. The Receiving Party may disclose the Confidential Information without the Disclosing Party's prior written consent only to the extent such information.

(a) is already known to the Receiving Party as of the date of disclosure hereunder;

(b) is already in possession of the public or becomes available to the public other than through the act or omission of the Receiving Party;

(c) is required to be disclosed under applicable law or by a governmental order, decree, regulation or rule or by the requirements of a stock exchange upon which Receiving Party's shares are listed (provided that the Receiving Party shall give written notice to the Disclosing Party prior to such disclosure); or

(d) is acquired independently from a third party that represents that it has the right to disseminate such information at the time it is acquired by the Receiving Party.

4. The Receiving Party may disclose the Confidential Information without the Disclosing Party's prior written consent to an Affiliated Company (as hereinafter defined), provided that the Receiving Party guarantees the adherence of such Affiliated Company to the terms of this Agreement. "Affiliated Company" shall mean any company or legal entity which (a) controls either directly or indirectly a Receiving Party, or (b) which is controlled directly or indirectly by such Receiving Party, or (c) is directly or indirectly controlled by a company or entity which directly or indirectly controls such Receiving Party. "Control" means the right to exercise 50% or more of the voting rights in the appointment of the directors of such company.

5. The Receiving Party shall be entitled to disclose the Confidential Information without the Disclosing Party's prior written consent to such of the following persons who have a clear need to know in order to evaluate the Area:

(a)  employees, officers and directors of the Receiving Party;

(b)  employees, officers and directors of an Affiliated Company;

(c) any professional consultant or agent retained by the Receiving Party for the purpose of evaluating the Confidential Information; or

(d) any bank financing Receiving Party's participation in the Area, including any professional consultant retained by such bank for the purpose of evaluating the Confidential Information.

By making any such disclosures to persons under subparagraphs (c) and (d) above, the Receiving Party assumes responsibility to Disclosing Party pursuant to Paragraph 7 for compliance by such persons with this Agreement.

6. Receiving Party and its Affiliated Companies may use the Confidential Information to evaluate any Area and for the conduct of their own respective operations, including without limitation the acquisition of other interests or properties, PROVIDED that, if Receiving Party or an Affiliated Company makes an Eligible Acquisition during the term of this Agreement, then the Receiving Party shall offer, or cause its Affiliated Company to offer where applicable, to Disclosing Party a 50 per cent share in the Eligible Acquisition. Such offer shall be made in writing accompanied by reasonable particulars of the Aggregate Consideration payable by Receiving Party, or Affiliated Company where applicable, for the Eligible Acquisition and will be considered rejected by Disclosing Party unless accepted by written notice within the Required Time from the receipt of the offer. Acceptance by Disclosing Party shall require Disclosing Party to pay to Receiving Party, or Affiliated Company where applicable, for such 50 per cent interest one half of the Aggregate Consideration. For the purposes of this Paragraph:

(a) an "Eligible Acquisition" means an acquisition, whether through purchase, farm in or other means, of any oil or natural gas rights or interests to the extent contained in an Eligible Area but excludes any rights or interests that would be subject to preferential rights of purchase for a third party upon any proposed disposition to Disclosing Party which such third party will not waive on prior request and, for certainty, also excludes an acquisition of shares in a corporation or an interest in a partnership unless Control of the corporation or partnership is acquired and the rights or interests within Eligible Areas constitute at least 2/3 of the value of the assets of such Controlled corporation or partnership;

(b) an "Eligible Area" means any Area subject to this Agreement other than North Dakota (it being hereby agreed that the rights of use in this Paragraph 6 apply to the Confidential Information regarding North Dakota but that the North Dakota Area is not subject to the obligation to make the offer in this Paragraph);

(c) "Control" has, in the case of a corporation, the meaning contained in Paragraph 4 and, in the case of a partnership, means sufficient voting interests to determine business decisions of the partnership;

(d) "Required Time" means 30 days if the Aggregate Consideration is $1 million (U.S.) or less and 60 days in all other cases; and

(e) "Aggregate Consideration" means the price and other consideration, including the cost of any work obligations and the fair market value of any non monetary consideration, payable by the Receiving Party, or Affiliated Company where applicable, for the entire Eligible Acquisition.

Any disagreement over the allocation of purchase price to the Eligible Acquisition or fair market value of non monetary consideration shall be determined by arbitration as provided in this Agreement.

7. The Receiving Party shall be responsible for ensuring that all persons to whom the Confidential Information is disclosed under this Agreement shall keep such information confidential and shall not disclose or divulge the same to any unauthorized person. Neither Party shall be liable in an action initiated by one against the other for special, indirect or consequential damages resulting from or arising out of this Agreement, including, without limitation, loss of profit or business interruptions, however same may be caused.

8. The Confidential Information shall remain the property of the Disclosing Party, and the Disclosing Party may demand the return thereof at any time upon giving written notice to the Receiving Party. Within 30 days of receipt of such notice, the Receiving Party shall return all of the original confidential Information and shall destroy all copies and reproductions (both written and electronic) in its possession and in the possession of persons to whom it was disclosed pursuant to Paragraphs 4 and 5 hereof.

9. If the Receiving Party acquires any of the Disclosing Party's rights in the Area, then this Agreement shall terminate automatically on the date the Receiving Party enters into a further agreement which contains provisions covering the confidentiality of data in the Area. Unless earlier terminated under the preceding sentence, the confidentiality obligations set forth in this Agreement shall terminate one year after the date of this Agreement.

10. The Disclosing Party hereby represents and warrants that it has the right and authority to disclose the Confidential Information to the Receiving Party. However, the Disclosing Party, its subsidiaries, Affiliated Companies and their officers, directors and employees make no representations or warranties, express or implied, as to the quality, accuracy or completeness of the information disclosed hereunder or the ability of the properties to produce. The information provided hereunder contains estimates reflecting various assumptions concerning anticipated results, and may or may not prove to be correct. The Disclosing Party its subsidiaries, Affiliated Companies and their officers, directors and employees shall have no liability whatsoever with respect to the use of, or reliance upon such information, or for any omissions from same. The Receiving Party expressly acknowledges the inherent risk of error in the acquisition, processing and interpretation of geological and geophysical data. Any descriptions of documents disclosed hereunder do not purport to be complete statements thereof, and are qualified and subject to the detailed provisions of such documents. In all cases, the Receiving Party should conduct its own investigation and analysis of the Confidential Information.

11. (a) This Agreement shall be governed by and interpreted in accordance with the substantive and procedural laws of the State of Colorado.

(b) Any dispute arising out of or relating to this Agreement, including any question regarding its existence, validity or termination, which cannot be amicably resolved by the Parties, shall be settled before three arbitrators, one to be appointed by each Party and the two so appointed shall appoint the third arbitrator, in accordance with the Arbitration Rules of the American Arbitration Association in Denver, Colorado, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. A dispute shall be deemed to have arisen when either Party notifies the other Party in writing to that effect.

12. Nothing contained herein is intended to confer upon the Receiving Party any right or obligation whatsoever to acquire the Disclosing Party's interest in the Area.

13. No amendments, changes or modifications to this Agreement shall be valid except if the same are in writing and signed by a duly authorized representative of each of the Parties herein.

14. This Agreement comprises the full and complete agreement of the Parties hereto with respect to the disclosure of the Confidential
Information and supersedes and cancels all prior communications, understandings and agreements between the Parties hereto, whether written or oral, expressed or implied.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have caused this Agreement to be executed on the date first written above.

                                   DISCLOSING PARTY

                                   By:  /s/

                                   Title: Team Leader, North American


                                   RECEIVING PARTY

                                   By:  /s/ D. A. Rubenstein
                                          D. A. (Donna) Rubenstein

                                   Title: Director, Acquisitions


                         CONFIDENTIALITY AGREEMENT


THIS AGREEMENT, entered into this 14th day of November, 1996, by and between AMPOLEX (USA), INC., a corporation organized and existing under the laws of Texas (hereinafter referred to as the "Disclosing Party") and SAMEDAN OIL CORPORATION, a corporation organized and existing under the laws of Delaware (hereinafter referred to as the "Receiving Party").

1. In connection with the evaluation and the possible acquisition by the Receiving Party of certain petroleum exploration and production interests located in the United States as more fully described in Exhibits "A-1" and "A-2" attached hereto and made a part hereof (hereinafter referred to as the "Area" the Disclosing Party is willing, in accordance with the terms and conditions of this Agreement, to disclose to the Receiving Party certain confidential information imprinted form or by formal presentation which is proprietary, relating to She Area which includes, but is not necessarily limited to, geological and geophysical data, maps, models and interpretations and may also include commercial, contractual and financial information (hereinafter referred to as the "Confidential Information"). In no event shall the Receiving Party be entitled to make or receive photocopies or reproductions (whether digital or electronic) of such Confidential Information except to the extent that the Disclosing Party, in its sole discretion, issues written authorization permitting same.

2. In consideration of the disclosure referred to in Paragraph 1 hereof, the Receiving Party agrees that the Confidential Information shall be kept strictly confidential and shall not be sold, traded, published or otherwise disclosed to anyone in any manner whatsoever, including by means of photocopy or reproduction, without the Disclosing Party's prior written consent, except as provided in Paragraphs 3, 4 and 5 below.

3. The receiving Party may disclose the Confidential Information without the Disclosing Party's prior written consent only to the extent such information

     a. is already known to the Receiving Party as of the date of disclosure hereunder;

     b. is already in possession of the public or becomes available to the public other than through the act or omission of the Receiving Party;

     c. is required to be disclosed under applicable law or by a governmental order, decree, regulation or rule (provided that the Receiving Party shall give written notice to the Disclosing Party prior to such disclosure); or

     d. is acquired independently from a third party that represents that it has the right to disseminate such information at the time it is acquired by the Receiving Party.

4. The Receiving Party may disclose the Confidential Information without the Disclosing Party's prior written consent to an Affiliated Company (as hereinafter defined), provided that the Receiving Party guarantees the adherence of such Affiliated Company to the terms of this Agreement. "Affiliated Company" shall mean any company or legal entity which (a) controls either directly or indirectly a Receiving Party, or (b) which is controlled directly or indirectly by such Receiving Party, or (c) is directly or indirectly controlled by a company or entity which directly or indirectly controls such Receiving Party. "Control" means the right to exercise 50% or more of the voting rights in the appointment of the directors of such company.

5. The Receiving Party shall be entitled to disclose the Confidential Information without the Disclosing Party's prior written consent to such of the following persons, who have a clear need to know in order to evaluate the Area:

     a.   employees, officers and directors of the Receiving Party;

     b.   employees, officers and directors of an Affiliated Company;

c. any professional consultant or agent retained by the Receiving Party for the purpose of evaluating the Confidential Information; or

d. any bank financing Receiving Party's participation in the Area, including any professional consultant retained by such bank for the purpose of evaluating the Confidential Information.

Prior to making any such disclosures to persons under subparagraphs (c) and (d) above, however, the Receiving Party shall obtain in writing the agreement of such person to be bound by the terms of this Agreement.

6. This Receiving Party and its Affiliated Companies, if any, shall only use or permit the use of the Confidential Information disclosed under Paragraphs 4 or 5 above to evaluate the Area and determine ,whether to enter into negotiations concerning the acquisition of all or part of the Disclosing Party's rights in the Area.

The Receiving Party and its Affiliated Companies shall not, during the term hereof, acquire any rights or otherwise seek to compete with Disclosing Party in the Area without Disclosing Party's prior written consent. In the event the Receiving. Party and its Affiliated Companies acquire any rights in the Area during the term hereof other than the Disclosing Party's rights as provided in Paragraph 9 below, it shall promptly assign such rights at cost to the Disclosing Party. Provided, however, that in no event shall this provision apply to any portion of exploration prospects generated by Receiving Party within the Area or to oil and/or gas production properties acquired by Receiving Party from third parties, pursuant to a farmin or other deal arrangement. It is expressly understood that participation against Disclosing Party as a result of findings under this agreement at any public auction or other lease sale by the Receiving Party or its agent or representative is prohibited for six months from the date of this agreement.

7. The Receiving Party shall be responsible for ensuring that all persons to whom the Confidential Information is disclosed under this Agreement shall keep such information confidential and shall not disclose or divulge the same to any person other than those to whom disclosure is permitted under Paragraphs 4 and 5 of this Agreement.

If Receiving Party acquires rights in the Area during the terms of this Agreement, the sole remedy available to Disclosing Party shall be the remedy provided in Section 6. Receiving Party shall not be liable to Disclosing Party, or to any other party who acquires the interest of Disclosing Party in any part or all of the Area, for special, indirect or consequential damages (resulting from or arising out of this Agreement, including, without limitation, loss of profit or business interruption, however the same be caused.

8. The Confidential Information shall remain the property of the Disclosing Party, and the Disclosing Party may demand the return thereof at any time upon giving written notice to the Receiving Party. Within 30 days of receipt of such notice, the Receiving Party shall return all of the original Confidential Information and shall destroy all copies and reproductions (both written and electronic) in its possession and in the possession of persons to whom it was disclosed pursuant to Paragraphs 4 and 5 hereof.

9. If the Receiving Party acquires any of the Disclosing Party's rights in the Area, then this Agreement shall terminate automatically on the date the Receiving Party enters into a further agreement which contains provisions covering the confidentiality of data in the Area. Unless earlier terminated under the preceding sentence, the confidentiality obligations set forth in this Agreement shall terminate six months after the date of this Agreement.

10. The Disclosing Party hereby represents and warrants that it has the right and authority to disclose the Confidential Information to the Receiving Party. However, the Disclosing Party, its subsidiaries, Affiliated Companies and their officers, directors and employees make no representations or warranties, express or implied, as to the quality, accuracy of completeness of the information disclosed hereunder or the ability of the properties to produce. The information provided hereunder contains estimates reflecting various assumptions concerning anticipated results, and may or may not prove to be correct. The Disclosing Party, its subsidiaries, Affiliated Companies and their officers, directors and employees shall have no liability whatsoever with respect to the use of, or reliance upon such information, or for any omissions from same. The Receiving Party expressly acknowledges the inherent risk of error in the acquisition, processing and interpretation of geological and geophysical data. Any descriptions of documents disclosed hereunder do not purport to be complete statements thereof, and are qualified and subject to the detailed provisions of such documents. In all cases, the Receiving Party should conduct its own investigation and analysis of the Confidential Information.

a. This Agreement shall be governed by and interpreted in accordance with the substantive and procedural laws of the State of Colorado.

b. Any dispute arising out of or relating to this Agreement, including any question regarding its existence, validity or termination, which cannot be amicably resolved by the Parties, shall be settled in Denver, Colorado before three arbitrators, one to be appointed by each Party and the two so appointed shall appoint the third arbitrator, in accordance with the Arbitration Rules of the American Arbitration Association in Denver, Colorado, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. A dispute shall be deemed to have arisen when either Party notifies the other Party in writing to that effect.

12. Unless otherwise expressly agreed to in waiting, any prior or future proposals or offers made in the course of the Parties' discussions are implicitly subject to all necessary management and government approvals and may be withdrawn by either at any time. Nothing contained herein is intended to confer upon the Receiving Party any right whatsoever to the Disclosing Party's interest in the Area.

13. No amendments, changes or modifications to this Agreement shall be valid except if the same are in writing and signed by a duly authorized representative of each of the Parties herein.

14. This Agreement comprises the full and complete agreement of the Parties hereto with respect to the disclosure of the Confidential
Information and supersedes and cancels all prior communications, understandings and agreements between the Parties hereto, whether written or oral, expressed or implied.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have caused this Agreement to be executed on the date first written above.

                                   DISCLOSING PARTY

                                   By:  /s/ Ernie Delfos

                                   Title: Team Leader, North American


                                   RECEIVING PARTY

                                   By:  /s/ R. P. McCuistion

                                   Title: Region Manager



                         CONFIDENTIALITY AGREEMENT

     THIS AGREEMENT, entered into this the 19th day of November, 1996, by and between Ampolex (USA), Inc., a corporation organized and existing under the laws of Texas (hereinafter referred to as the "Disclosing Party") and Tower Energy Corporation, a corporation organized and existing under the laws of Colorado (hereinafter referred to as the "Receiving Party").

1. In connection with the evaluation and the possible acquisition by the Receiving Party of certain petroleum exploration and production interests located in the United States as more fully described in Exhibits A-1 and A-2 attached hereto and made a part hereof (hereinafter referred to as the "Area") the Disclosing Party is willing, in accordance with the terms and conditions of this Agreement, to disclose to the Receiving Party certain confidential information which is proprietary, relating to the Area which includes, but is not necessarily limited to, geological and geophysical data, maps, models and interpretations and may also include commercial, contractual and financial information whether written or oral (hereinafter referred to as the "Confidential Information"). In no event shall the Receiving Party be entitled to make or receive photocopies or reproductions (whether digital or electronic) of such Confidential Information except to the extent that the Disclosing Party, in its sole discretion, issues written authorization permitting same.

2. In consideration of the disclosure referred to in Paragraph 1 hereof, the Receiving Party agrees that the Confidential Information shall be kept strictly confidential and shall not be sold, traded, published or otherwise disclosed to anyone in any manner whatsoever, including by means of photocopy or reproduction, without the Disclosing Party's prior written consent, except as provided in Paragraphs 3,4 and 5 below.

3. The Receiving Party may disclose the Confidential Information without the Disclosing Party's prior written consent only to the extent such information.

(a) is already known to the Receiving Party as of the date of disclosure hereunder;

(b) is already in possession of the public or becomes available to the public other than through the act or omission of the Receiving Party;

(c) is required to be disclosed under applicable law or by a governmental order, decree, regulation or rule (provided that the Receiving Party shall give written notice to the Disclosing Party prior to such disclosure); or

(d) is acquired independently from a third party that represents that it has the right to disseminate such information at the time it is acquired by the Receiving Party.

4. The Receiving Party may disclose the Confidential Information without the Disclosing Party's prior written consent to an Affiliated Company (as hereinafter defined), provided that the Receiving Party guarantees the adherence of such Affiliated Company to the terms of this Agreement. "Affiliated Company" shall mean any company or legal entity which (a) controls either directly or indirectly a Receiving Party, or (b) which is controlled directly or indirectly by such Receiving Party, or (c) is directly or indirectly controlled by a company or entity which directly or indirectly controls such Receiving Party. "Control" means the right to exercise 50% or more of the voting rights in the appointment of the directors of such company.

5. The Receiving Party shall be entitled to disclose the Confidential Information without the Disclosing Party's prior written consent to such of the following persons who have a clear need to know in order to evaluate the Area:

(a)  employees, officers and directors of the Receiving Party;

(b)  employees, officers and directors of an Affiliated Company;

(c) any professional consultant or agent retained by the Receiving Party for the purpose of evaluating the Confidential Information; or

(d) any bank financing Receiving Party's participation in the Area, including any professional consultant retained by such bank for the purpose of evaluating the Confidential Information.

Prior to making any such disclosures to persons under subparagraphs (c) and (d) above, however, the Receiving Party shall obtain a written undertaking of confidentiality, in the same form and content as this Agreement, from each such person.

6. The Receiving Party and its Affiliated Companies, if any, shall only use or permit the use of the Confidential Information disclosed under Paragraphs 4 or 5 above to evaluate the Area and determine whether to enter into negotiations concerning the acquisition of all or part of the Disclosing Party's rights in the Area.

The Receiving Party and its Affiliated Companies shall not, during the term hereof, acquire any rights or otherwise seek to compete with Disclosing Party in the Area without Disclosing Party's prior written consent. In the event the Receiving Party and its Affiliated Companies acquire any rights in the Area during the term hereof other than the Disclosing Party's rights as provided in Paragraph 9 below, it shall promptly assign such rights at cost to the Disclosing Party.

7. The Receiving Party shall be responsible for ensuring that all persons to whom the Confidential Information is disclosed under this Agreement shall keep such information confidential and shall not disclose or divulge the same to any unauthorized person. Neither Party shall be liable in an action initiated by one against the other for special, indirect or consequential damages resulting from or arising out of this Agreement, including, without limitation, loss of profit or business interruptions, however same may be caused.

8. The Confidential Information shall remain the property of the Disclosing Party, and the Disclosing Party may demand the return thereof at any time upon giving written notice to the Receiving Party. Within 30 days of receipt of such notice, the Receiving Party shall return all of the original confidential Information and shall destroy all copies and reproductions (both written and electronic) in its possession and in the possession of persons to whom it was disclosed pursuant to Paragraphs 4 and 5 hereof.

9. If the Receiving Party acquires any of the Disclosing Party's rights in the Area, then this Agreement shall terminate automatically on the date the Receiving Party enters into a further agreement which contains provisions covering the confidentiality of data in the Area. Unless earlier terminated under the preceding sentence, the confidentiality obligations set forth in this Agreement shall terminate three years after the date of this Agreement.

10. The Disclosing Party hereby represents and warrants that it has the right and authority to disclose the Confidential Information to the Receiving Party. However, the Disclosing Party, its subsidiaries, Affiliated Companies and their officers, directors and employees make no representations or warranties, express or implied, as to the quality, accuracy or completeness of the information disclosed hereunder or the ability of the properties to produce. The information provided hereunder contains estimates reflecting various assumptions concerning anticipated results, and may or may not prove to be correct. The Disclosing Party its subsidiaries, Affiliated Companies and their officers, directors and employees shall have no liability whatsoever with respect to the use of, or reliance upon such information, or for any omissions from same. The Receiving Party expressly acknowledges the inherent risk of error in the acquisition, processing and interpretation of geological and geophysical data. Any descriptions of documents disclosed hereunder do not purport to be complete statements thereof, and are qualified and subject to the detailed provisions of such documents. In all cases, the Receiving Party should conduct its own investigation and analysis of the Confidential Information.

11. (a) This Agreement shall be governed by and interpreted in accordance with the substantive and procedural laws of the State of Colorado.

(b) Any dispute arising out of or relating to this Agreement, including any question regarding its existence, validity or termination, which cannot be amicably resolved by the Parties, shall be settled before three arbitrators, one to be appointed by each Party and the two so appointed shall appoint the third arbitrator, in accordance with the Arbitration Rules of the American Arbitration Association in Denver, Colorado, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. A dispute shall be deemed to have arisen when either Party notifies the other Party in writing to that effect.

12. Unless otherwise expressly agreed to in writing, any prior or future proposals or offers made in the course of the Parties' discussions are implicitly subject to all necessary management and government approvals and may be withdrawn by either at any time. Nothing contained herein is intended to confer upon the Receiving Party any right whatsoever to the Disclosing Party's interest in the Area.

13. No amendments, changes or modifications to this Agreement shall be valid except if the same are in writing and signed by a duly authorized representative of each of the Parties herein.

14. This Agreement comprises the full and complete agreement of the Parties hereto with respect to the disclosure of the Confidential
Information and supersedes and cancels all prior communications, understandings and agreements between the Parties hereto, whether written or oral, expressed or implied.

     IN WITNESS WHEREOF, the duly authorized representatives of the Parties have caused this Agreement to be executed on the date first written above.

                                   DISCLOSING PARTY

                                   By:  /s/

                                   Title: Team Leader, North American


                                   RECEIVING PARTY

                                   By:  /s/

                                   Title: Chairman



                         CONFIDENTIALITY AGREEMENT

     THIS AGREEMENT, entered into this the 13th day of November, 1996, by and between Ampolex (USA), Inc., a corporation organized and existing under the laws of Texas (hereinafter referred to as the "Disclosing Party") and Westport Oil and Gas, a corporation organized and existing under the laws of Delaware (hereinafter referred to as the "Receiving Party").

1. In connection with the evaluation and the possible acquisition by the Receiving Party of certain petroleum exploration and production interests located in the United States as more fully described in Exhibits A-1 and A-2 attached hereto and made a part hereof (hereinafter referred to as the "Area") the Disclosing Party is willing, in accordance with the terms and conditions of this Agreement, to disclose to the Receiving Party certain confidential information which is proprietary, relating to the Area which includes, but is not necessarily limited to, geological and geophysical data, maps, models and interpretations and may also include commercial, contractual and financial information whether written or oral (hereinafter referred to as the "Confidential Information"). In no event shall the Receiving Party be entitled to make or receive photocopies or reproductions (whether digital or electronic) of such Confidential Information except to the extent that the Disclosing Party, in its sole discretion, issues written authorization permitting same.

2. In consideration of the disclosure referred to in Paragraph 1 hereof, the Receiving Party agrees that the Confidential Information shall be kept strictly confidential and shall not be sold, traded, published or otherwise disclosed to anyone in any manner whatsoever, including by means of photocopy or reproduction, without the Disclosing Party's prior written consent, except as provided in Paragraphs 3,4 and 5 below.

3. The Receiving Party may disclose the Confidential Information without the Disclosing Party's prior written consent only to the extent such information.

(a) is already known to the Receiving Party as of the date of disclosure hereunder;

(b) is already in possession of the public or becomes available to the public other than through the act or omission of the Receiving Party;

(c) is required to be disclosed under applicable law or by a governmental order, decree, regulation or rule (provided that the Receiving Party shall give written notice to the Disclosing Party prior to such disclosure); or

(d) is acquired independently from a third party that represents that it has the right to disseminate such information at the time it is acquired by the Receiving Party.

4. The Receiving Party may disclose the Confidential Information without the Disclosing Party's prior written consent to an Affiliated Company (as hereinafter defined), provided that the Receiving Party guarantees the adherence of such Affiliated Company to the terms of this Agreement. "Affiliated Company" shall mean any company or legal entity which (a) controls either directly or indirectly a Receiving Party, or (b) which is controlled directly or indirectly by such Receiving Party, or (c) is directly or indirectly controlled by a company or entity which directly or indirectly controls such Receiving Party. "Control" means the right to exercise 50% or more of the voting rights in the appointment of the directors of such company.

5. The Receiving Party shall be entitled to disclose the Confidential Information without the Disclosing Party's prior written consent to such of the following persons who have a clear need to know in order to evaluate the Area:

(a)  employees, officers and directors of the Receiving Party;

(b)  employees, officers and directors of an Affiliated Company;

(c) any professional consultant or agent retained by the Receiving Party for the purpose of evaluating the Confidential Information; or

(d) any bank financing Receiving Party's participation in the Area, including any professional consultant retained by such bank for the purpose of evaluating the Confidential Information.

Prior to making any such disclosures to persons under subparagraphs (c) and (d) above, however, the Receiving Party shall obtain a written undertaking of confidentiality, in the same form and content as this Agreement, from each such person.

6. The Receiving Party and its Affiliated Companies, if any, shall only use or permit the use of the Confidential Information disclosed under Paragraphs 4 or 5 above to evaluate the Area and determine whether to enter into negotiations concerning the acquisition of all or part of the Disclosing Party's rights in the Area.

The Receiving Party and its Affiliated Companies shall not, during the term hereof, acquire any rights or otherwise seek to compete with Disclosing Party in the Area without Disclosing Party's prior written consent. In the event the Receiving Party and its Affiliated Companies acquire any rights in the Area during the term hereof other than the Disclosing Party's rights as provided in Paragraph 9 below, it shall promptly assign such rights at cost to the Disclosing Party.

7. The Receiving Party shall be responsible for ensuring that all persons to whom the Confidential Information is disclosed under this Agreement shall keep such information confidential and shall not disclose or divulge the same to any unauthorized person. Neither Party shall be liable in an action initiated by one against the other for special, indirect or consequential damages resulting from or arising out of this Agreement, including, without limitation, loss of profit or business interruptions, however same may be caused.

8. The Confidential Information shall remain the property of the Disclosing Party, and the Disclosing Party may demand the return thereof at any time upon giving written notice to the Receiving Party. Within 30 days of receipt of such notice, the Receiving Party shall return all of the original confidential Information and shall destroy all copies and reproductions (both written and electronic) in its possession and in the possession of persons to whom it was disclosed pursuant to Paragraphs 4 and 5 hereof.

9. If the Receiving Party acquires any of the Disclosing Party's rights in the Area, then this Agreement shall terminate automatically on the date the Receiving Party enters into a further agreement which contains provisions covering the confidentiality of data in the Area. Unless earlier terminated under the preceding sentence, the confidentiality obligations set forth in this Agreement shall terminate after six months after the date of this Agreement.

10. The Disclosing Party hereby represents and warrants that it has the right and authority to disclose the Confidential Information to the Receiving Party. However, the Disclosing Party, its subsidiaries, Affiliated Companies and their officers, directors and employees make no representations or warranties, express or implied, as to the quality, accuracy or completeness of the information disclosed hereunder or the ability of the properties to produce. The information provided hereunder contains estimates reflecting various assumptions concerning anticipated results, and may or may not prove to be correct. The Disclosing Party its subsidiaries, Affiliated Companies and their officers, directors and employees shall have no liability whatsoever with respect to the use of, or reliance upon such information, or for any omissions from same. The Receiving Party expressly acknowledges the inherent risk of error in the acquisition, processing and interpretation of geological and geophysical data. Any descriptions of documents disclosed hereunder do not purport to be complete statements thereof, and are qualified and subject to the detailed provisions of such documents. In all cases, the Receiving Party should conduct its own investigation and analysis of the Confidential Information.

11. (a) This Agreement shall be governed by and interpreted in accordance with the substantive and procedural laws of the State of Colorado.

(b) Any dispute arising out of or relating to this Agreement, including any question regarding its existence, validity or termination, which cannot be amicably resolved by the Parties, shall be settled before three arbitrators, one to be appointed by each Party and the two so appointed shall appoint the third arbitrator, in accordance with the Arbitration Rules of the American Arbitration Association in Denver, Colorado, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. A dispute shall be deemed to have arisen when either Party notifies the other Party in writing to that effect.

12. Unless otherwise expressly agreed to in writing, any prior or future proposals or offers made in the course of the Parties' discussions are implicitly subject to all necessary management and government approvals and may be withdrawn by either at any time. Nothing contained herein is intended to confer upon the Receiving Party any right whatsoever to the Disclosing Party's interest in the Area.

13. No amendments, changes or modifications to this Agreement shall be valid except if the same are in writing and signed by a duly authorized representative of each of the Parties herein.

14. This Agreement comprises the full and complete agreement of the Parties hereto with respect to the disclosure of the Confidential
Information and supersedes and cancels all prior communications, understandings and agreements between the Parties hereto, whether written or oral, expressed or implied.

     IN WITNESS WHEREOF, the duly authorized representatives of the Parties have caused this Agreement to be executed on the date first written above.

                                   DISCLOSING PARTY

                                   By:  /s/

                                   Title: Team Leader, North American


                                   RECEIVING PARTY

                                   By:  /s/

                                   Title:

                                EXHIBIT A2


The following table lists the township and ranges which are consider to be the exploration areas included in the confidentiality agreement under paragraph 1.

California                         Wyoming
San Joaquin                        Powder River
Basin                              Basin
     14S   15E to   21E                    43N    73W
     15S   15C to   22E                    42N    73W
     16S   15E to   23E
     17S   15E to   24E
     18S   15E to   24E                    37N    71W  Sections 1-16, 22-
                                                            27, 34-36
     19S   15E to   25E
     20S   15E to   25E
     21S   15E to   27E
     22S   15E to   28E            Utah
     23S   15E to   28E            Paradox Basin
     24S   15E to   28E                    29S    23E  Sec 18 & 24
     25S   17E to   28E                    29S    24E  Sec  7,8,17,18,
     26S   17E to   28E                                     & 19
     27S   17E to   29E
     28S   17E to   29E
     29S   17E to   30E
     30S   17E to   30E


North Dakota
Williston Basin
Limited to the 3D outline as
shown in Attachment 1 as
part of Exhibit A2


Exhibit A2 Attachment 2 (Map)



                         CONFIDENTIALITY AGREEMENT

     THIS AGREEMENT, entered into this the 14th day of November, 1996, by and between Ampolex (USA), Inc., a corporation organized and existing under the laws of Texas (hereinafter referred to as the "Disclosing Party") and Medallion Exploration, a corporation organized and existing under the laws of Utah (hereinafter referred to as the "Receiving Party").

1. In connection with the evaluation and the possible acquisition by the Receiving Party of certain petroleum exploration and production interests located in the United States as more fully described in Exhibits A-1 and A-2 attached hereto and made a part hereof (hereinafter referred to as the "Area") the Disclosing Party is willing, in accordance with the terms and conditions of this Agreement, to disclose to the Receiving Party certain confidential information which is proprietary, relating to the Area which includes, but is not necessarily limited to, geological and geophysical data, maps, models and interpretations and may also include commercial, contractual and financial information whether written or oral (hereinafter referred to as the "Confidential Information"). In no event shall the Receiving Party be entitled to make or receive photocopies or reproductions (whether digital or electronic) of such Confidential Information except to the extent that the Disclosing Party, in its sole discretion, issues written authorization permitting same.

2. In consideration of the disclosure referred to in Paragraph 1 hereof, the Receiving Party agrees that the Confidential Information shall be kept strictly confidential and shall not be sold, traded, published or otherwise disclosed to anyone in any manner whatsoever, including by means of photocopy or reproduction, without the Disclosing Party's prior written consent, except as provided in Paragraphs 3,4 and 5 below.

3. The Receiving Party may disclose the Confidential Information without the Disclosing Party's prior written consent only to the extent such information.

(a) is already known to the Receiving Party as of the date of disclosure hereunder;

(b) is already in possession of the public or becomes available to the public other than through the act or omission of the Receiving Party;

(c) is required to be disclosed under applicable law or by a governmental order, decree, regulation or rule (provided that the Receiving Party shall give written notice to the Disclosing Party prior to such disclosure); or

(d) is acquired independently from a third party that represents that it has the right to disseminate such information at the time it is acquired by the Receiving Party.

4. The Receiving Party may disclose the Confidential Information without the Disclosing Party's prior written consent to an Affiliated Company (as hereinafter defined), provided that the Receiving Party guarantees the adherence of such Affiliated Company to the terms of this Agreement. "Affiliated Company" shall mean any company or legal entity which (a) controls either directly or indirectly a Receiving Party, or (b) which is controlled directly or indirectly by such Receiving Party, or (c) is directly or indirectly controlled by a company or entity which directly or indirectly controls such Receiving Party. "Control" means the right to exercise 50% or more of the voting rights in the appointment of the directors of such company.

5. The Receiving Party shall be entitled to disclose the Confidential Information without the Disclosing Party's prior written consent to such of the following persons who have a clear need to know in order to evaluate the Area:

(a)  employees, officers and directors of the Receiving Party;

(b)  employees, officers and directors of an Affiliated Company;

(c) any professional consultant or agent retained by the Receiving Party for the purpose of evaluating the Confidential Information; or

(d) any bank financing Receiving Party's participation in the Area, including any professional consultant retained by such bank for the purpose of evaluating the Confidential Information.

Prior to making any such disclosures to persons under subparagraphs (c) and (d) above, however, the Receiving Party shall obtain a written undertaking of confidentiality, in the same form and content as this Agreement, from each such person.

6. The Receiving Party and its Affiliated Companies, if any, shall only use or permit the use of the Confidential Information disclosed under Paragraphs 4 or 5 above to evaluate the Area and determine whether to enter into negotiations concerning the acquisition of all or part of the Disclosing Party's rights in the Area.

The Receiving Party and its Affiliated Companies shall not, during the term hereof, acquire any rights or otherwise seek to compete with Disclosing Party in the Area without Disclosing Party's prior written consent. In the event the Receiving Party and its Affiliated Companies acquire any rights in the Area during the term hereof other than the Disclosing Party's rights as provided in Paragraph 9 below, it shall promptly assign such rights at cost to the Disclosing Party.

7. The Receiving Party shall be responsible for ensuring that all persons to whom the Confidential Information is disclosed under this Agreement shall keep such information confidential and shall not disclose or divulge the same to any unauthorized person. Neither Party shall be liable in an action initiated by one against the other for special, indirect or consequential damages resulting from or arising out of this Agreement, including, without limitation, loss of profit or business interruptions, however same may be caused.

8. The Confidential Information shall remain the property of the Disclosing Party, and the Disclosing Party may demand the return thereof at any time upon giving written notice to the Receiving Party. Within 30 days of receipt of such notice, the Receiving Party shall return all of the original confidential Information and shall destroy all copies and reproductions (both written and electronic) in its possession and in the possession of persons to whom it was disclosed pursuant to Paragraphs 4 and 5 hereof.

9. If the Receiving Party acquires any of the Disclosing Party's rights in the Area, then this Agreement shall terminate automatically on the date the Receiving Party enters into a further agreement which contains provisions covering the confidentiality of data in the Area. Unless earlier terminated under the preceding sentence, the confidentiality obligations set forth in this Agreement shall terminate three years after the date of this Agreement.

10. The Disclosing Party hereby represents and warrants that it has the right and authority to disclose the Confidential Information to the Receiving Party. However, the Disclosing Party, its subsidiaries, Affiliated Companies and their officers, directors and employees make no representations or warranties, express or implied, as to the quality, accuracy or completeness of the information disclosed hereunder or the ability of the properties to produce. The information provided hereunder contains estimates reflecting various assumptions concerning anticipated results, and may or may not prove to be correct. The Disclosing Party its subsidiaries, Affiliated Companies and their officers, directors and employees shall have no liability whatsoever with respect to the use of, or reliance upon such information, or for any omissions from same. The Receiving Party expressly acknowledges the inherent risk of error in the acquisition, processing and interpretation of geological and geophysical data. Any descriptions of documents disclosed hereunder do not purport to be complete statements thereof, and are qualified and subject to the detailed provisions of such documents. In all cases, the Receiving Party should conduct its own investigation and analysis of the Confidential Information.

11. (a) This Agreement shall be governed by and interpreted in accordance with the substantive and procedural laws of the State of Colorado.

(b) Any dispute arising out of or relating to this Agreement, including any question regarding its existence, validity or termination, which cannot be amicably resolved by the Parties, shall be settled before three arbitrators, one to be appointed by each Party and the two so appointed shall appoint the third arbitrator, in accordance with the Arbitration Rules of the American Arbitration Association in Denver, Colorado, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. A dispute shall be deemed to have arisen when either Party notifies the other Party in writing to that effect.

12. Unless otherwise expressly agreed to in writing, any prior or future proposals or offers made in the course of the Parties' discussions are implicitly subject to all necessary management and government approvals and may be withdrawn by either at any time. Nothing contained herein is intended to confer upon the Receiving Party any right whatsoever to the Disclosing Party's interest in the Area.

13. No amendments, changes or modifications to this Agreement shall be valid except if the same are in writing and signed by a duly authorized representative of each of the Parties herein.

14. This Agreement comprises the full and complete agreement of the Parties hereto with respect to the disclosure of the Confidential
Information and supersedes and cancels all prior communications, understandings and agreements between the Parties hereto, whether written or oral, expressed or implied.

     IN WITNESS WHEREOF, the duly authorized representatives of the Parties have caused this Agreement to be executed on the date first written above.

                                   DISCLOSING PARTY

                                   By:  /s/

                                   Title: Team Leader, North American


                                   RECEIVING PARTY

                                   By:  /s/

                                   Title: President


                         CONFIDENTIALITY AGREEMENT

     THIS AGREEMENT, entered into this the 7th day of January, 1997, by and between Ampolex (USA), Inc., a corporation organized and existing under the laws of Texas USA (hereinafter referred to as the "Disclosing Party") and Gotland Oil, Inc., a corporation organized and existing under the laws of Texas (hereinafter referred to as the "Receiving Party").

1. In connection with the evaluation and the possible acquisition by the Receiving Party of certain petroleum exploration and production interests located in the United States as more fully described in Exhibits A-1 and A-2 attached hereto and made a part hereof (hereinafter referred to as the "Area") the Disclosing Party is willing, in accordance with the terms and conditions of this Agreement, to disclose to the Receiving Party certain confidential information which is proprietary, relating to the Area which includes, but is not necessarily limited to, geological and geophysical data, maps, models and interpretations and may also include commercial, contractual and financial information whether written or oral (hereinafter referred to as the "Confidential Information"). In no event shall the Receiving Party be entitled to make or receive photocopies or reproductions (whether digital or electronic) of such Confidential Information except to the extent that the Disclosing Party, in its sole discretion, issues written authorization permitting same.

2. In consideration of the disclosure referred to in Paragraph 1 hereof, the Receiving Party agrees that the Confidential Information shall be kept strictly confidential and shall not be sold, traded, published or otherwise disclosed to anyone in any manner whatsoever, including by means of photocopy or reproduction, without the Disclosing Party's prior written consent, except as provided in Paragraphs 3,4 and 5 below.

3. The Receiving Party may disclose the Confidential Information without the Disclosing Party's prior written consent only to the extent such information.

(a) is already known to the Receiving Party as of the date of disclosure hereunder;

(b) is already in possession of the public or becomes available to the public other than through the act or omission of the Receiving Party;

(c) is required to be disclosed under applicable law or by a governmental order, decree, regulation or rule (provided that the Receiving Party shall give written notice to the Disclosing Party prior to such disclosure); or

(d) is acquired independently from a third party that represents that it has the right to disseminate such information at the time it is acquired by the Receiving Party.

4. The Receiving Party may disclose the Confidential Information without the Disclosing Party's prior written consent to an Affiliated Company (as hereinafter defined), provided that the Receiving Party guarantees the adherence of such Affiliated Company to the terms of this Agreement. "Affiliated Company" shall mean any company or legal entity which (a) controls either directly or indirectly a Receiving Party, or (b) which is controlled directly or indirectly by such Receiving Party, or (c) is directly or indirectly controlled by a company or entity which directly or indirectly controls such Receiving Party. "Control" means the right to exercise 50% or more of the voting rights in the appointment of the directors of such company.

5. The Receiving Party shall be entitled to disclose the Confidential Information without the Disclosing Party's prior written consent to such of the following persons who have a clear need to know in order to evaluate the Area:

(a)  employees, officers and directors of the Receiving Party;

(b)  employees, officers and directors of an Affiliated Company;

(c) any professional consultant or agent retained by the Receiving Party for the purpose of evaluating the Confidential Information; or

(d) any bank financing Receiving Party's participation in the Area, including any professional consultant retained by such bank for the purpose of evaluating the Confidential Information.

Prior to making any such disclosures to persons under subparagraphs (c) and (d) above, however, the Receiving Party shall obtain a written undertaking of confidentiality, in the same form and content as this Agreement, from each such person.

6. The Receiving Party and its Affiliated Companies, if any, shall only use or permit the use of the Confidential Information disclosed under Paragraphs 4 or 5 above to evaluate the Area and determine whether to enter into negotiations concerning the acquisition of all or part of the Disclosing Party's rights in the Area.

The Receiving Party and its Affiliated Companies shall not, during the term hereof, acquire any rights or otherwise seek to compete with Disclosing Party in the Area without Disclosing Party's prior written consent. In the event the Receiving Party and its Affiliated Companies acquire any rights in the Area during the term hereof other than the Disclosing Party's rights as provided in Paragraph 9 below, it shall promptly assign such rights at cost to the Disclosing Party.

7. The Receiving Party shall be responsible for ensuring that all persons to whom the Confidential Information is disclosed under this Agreement shall keep such information confidential and shall not disclose or divulge the same to any unauthorized person. Neither Party shall be liable in an action initiated by one against the other for special, indirect or consequential damages resulting from or arising out of this Agreement, including, without limitation, loss of profit or business interruptions, however same may be caused.

8. The Confidential Information shall remain the property of the Disclosing Party, and the Disclosing Party may demand the return thereof at any time upon giving written notice to the Receiving Party. Within 30 days of receipt of such notice, the Receiving Party shall return all of the original confidential Information and shall destroy all copies and reproductions (both written and electronic) in its possession and in the possession of persons to whom it was disclosed pursuant to Paragraphs 4 and 5 hereof.

9. If the Receiving Party acquires any of the Disclosing Party's rights in the Area, then this Agreement shall terminate automatically on the date the Receiving Party enters into a further agreement which contains provisions covering the confidentiality of data in the Area. Unless earlier terminated under the preceding sentence, the confidentiality obligations set forth in this Agreement shall terminate three years after the date of this Agreement.

10. The Disclosing Party hereby represents and warrants that it has the right and authority to disclose the Confidential Information to the Receiving Party. However, the Disclosing Party, its subsidiaries, Affiliated Companies and their officers, directors and employees make no representations or warranties, express or implied, as to the quality, accuracy or completeness of the information disclosed hereunder or the ability of the properties to produce. The information provided hereunder contains estimates reflecting various assumptions concerning anticipated results, and may or may not prove to be correct. The Disclosing Party its subsidiaries, Affiliated Companies and their officers, directors and employees shall have no liability whatsoever with respect to the use of, or reliance upon such information, or for any omissions from same. The Receiving Party expressly acknowledges the inherent risk of error in the acquisition, processing and interpretation of geological and geophysical data. Any descriptions of documents disclosed hereunder do not purport to be complete statements thereof, and are qualified and subject to the detailed provisions of such documents. In all cases, the Receiving Party should conduct its own investigation and analysis of the Confidential Information.

11. (a) This Agreement shall be governed by and interpreted in accordance with the substantive and procedural laws of the State of Colorado.

(b) Any dispute arising out of or relating to this Agreement, including any question regarding its existence, validity or termination, which cannot be amicably resolved by the Parties, shall be settled before three arbitrators, one to be appointed by each Party and the two so appointed shall appoint the third arbitrator, in accordance with the Arbitration Rules of the American Arbitration Association in Denver, Colorado, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. A dispute shall be deemed to have arisen when either Party notifies the other Party in writing to that effect.

12. Unless otherwise expressly agreed to in writing, any prior or future proposals or offers made in the course of the Parties' discussions are implicitly subject to all necessary management and government approvals and may be withdrawn by either at any time. Nothing contained herein is intended to confer upon the Receiving Party any right whatsoever to the Disclosing Party's interest in the Area.

13. No amendments, changes or modifications to this Agreement shall be valid except if the same are in writing and signed by a duly authorized representative of each of the Parties herein.

14. This Agreement comprises the full and complete agreement of the Parties hereto with respect to the disclosure of the Confidential
Information and supersedes and cancels all prior communications, understandings and agreements between the Parties hereto, whether written or oral, expressed or implied.

     IN WITNESS WHEREOF, the duly authorized representatives of the Parties have caused this Agreement to be executed on the date first written above.

                                   DISCLOSING PARTY

                                   By:  /s/

                                   Title: Team Leader, North American


                                   RECEIVING PARTY

                                   By:  /s/

                                   Title: Vice President


                         CONFIDENTIALITY AGREEMENT

     THIS AGREEMENT, entered into this the 8th day of January, 1997, by and between Ampolex (USA), Inc., a corporation organized and existing under the laws of Texas (hereinafter referred to as the "Disclosing Party") and Lario Oil & Gas, a corporation organized and existing under the laws of --------- (hereinafter referred to as the "Receiving Party").

1. In connection with the evaluation and the possible acquisition by the Receiving Party of certain petroleum exploration and production interests located in the United States as more fully described in Exhibits A-1 and A-2 attached hereto and made a part hereof (hereinafter referred to as the "Area") the Disclosing Party is willing, in accordance with the terms and conditions of this Agreement, to disclose to the Receiving Party certain confidential information which is proprietary, relating to the Area which includes, but is not necessarily limited to, geological and geophysical data, maps, models and interpretations and may also include commercial, contractual and financial information whether written or oral (hereinafter referred to as the "Confidential Information"). In no event shall the Receiving Party be entitled to make or receive photocopies or reproductions (whether digital or electronic) of such Confidential Information except to the extent that the Disclosing Party, in its sole discretion, issues written authorization permitting same.

2. In consideration of the disclosure referred to in Paragraph 1 hereof, the Receiving Party agrees that the Confidential Information shall be kept strictly confidential and shall not be sold, traded, published or otherwise disclosed to anyone in any manner whatsoever, including by means of photocopy or reproduction, without the Disclosing Party's prior written consent, except as provided in Paragraphs 3,4 and 5 below.

3. The Receiving Party may disclose the Confidential Information without the Disclosing Party's prior written consent only to the extent such information.

(a) is already known to the Receiving Party as of the date of disclosure hereunder;

(b) is already in possession of the public or becomes available to the public other than through the act or omission of the Receiving Party;

(c) is required to be disclosed under applicable law or by a governmental order, decree, regulation or rule (provided that the Receiving Party shall give written notice to the Disclosing Party prior to such disclosure); or

(d) is acquired independently from a third party that represents that it has the right to disseminate such information at the time it is acquired by the Receiving Party.

4. The Receiving Party may disclose the Confidential Information without the Disclosing Party's prior written consent to an Affiliated Company (as hereinafter defined), provided that the Receiving Party guarantees the adherence of such Affiliated Company to the terms of this Agreement. "Affiliated Company" shall mean any company or legal entity which (a) controls either directly or indirectly a Receiving Party, or (b) which is controlled directly or indirectly by such Receiving Party, or (c) is directly or indirectly controlled by a company or entity which directly or indirectly controls such Receiving Party. "Control" means the right to exercise 50% or more of the voting rights in the appointment of the directors of such company.

5. The Receiving Party shall be entitled to disclose the Confidential Information without the Disclosing Party's prior written consent to such of the following persons who have a clear need to know in order to evaluate the Area:

(a)  employees, officers and directors of the Receiving Party;

(b)  employees, officers and directors of an Affiliated Company;

(c) any professional consultant or agent retained by the Receiving Party for the purpose of evaluating the Confidential Information; or

(d) any bank financing Receiving Party's participation in the Area, including any professional consultant retained by such bank for the purpose of evaluating the Confidential Information.

Prior to making any such disclosures to persons under subparagraphs (c) and (d) above, however, the Receiving Party shall obtain a written undertaking of confidentiality, in the same form and content as this Agreement, from each such person.

6. The Receiving Party and its Affiliated Companies, if any, shall only use or permit the use of the Confidential Information disclosed under Paragraphs 4 or 5 above to evaluate the Area and determine whether to enter into negotiations concerning the acquisition of all or part of the Disclosing Party's rights in the Area.

The Receiving Party and its Affiliated Companies shall not, during the term hereof, acquire any rights or otherwise seek to compete with Disclosing Party in the Area without Disclosing Party's prior written consent. In the event the Receiving Party and its Affiliated Companies acquire any rights in the Area during the term hereof other than the Disclosing Party's rights as provided in Paragraph 9 below, it shall promptly assign such rights at cost to the Disclosing Party.

7. The Receiving Party shall be responsible for ensuring that all persons to whom the Confidential Information is disclosed under this Agreement shall keep such information confidential and shall not disclose or divulge the same to any unauthorized person. Neither Party shall be liable in an action initiated by one against the other for special, indirect or consequential damages resulting from or arising out of this Agreement, including, without limitation, loss of profit or business interruptions, however same may be caused.

8. The Confidential Information shall remain the property of the Disclosing Party, and the Disclosing Party may demand the return thereof at any time upon giving written notice to the Receiving Party. Within 30 days of receipt of such notice, the Receiving Party shall return all of the original confidential Information and shall destroy all copies and reproductions (both written and electronic) in its possession and in the possession of persons to whom it was disclosed pursuant to Paragraphs 4 and 5 hereof.

9. If the Receiving Party acquires any of the Disclosing Party's rights in the Area, then this Agreement shall terminate automatically on the date the Receiving Party enters into a further agreement which contains provisions covering the confidentiality of data in the Area. Unless earlier terminated under the preceding sentence, the confidentiality obligations set forth in this Agreement shall terminate three years after the date of this Agreement.

10. The Disclosing Party hereby represents and warrants that it has the right and authority to disclose the Confidential Information to the Receiving Party. However, the Disclosing Party, its subsidiaries, Affiliated Companies and their officers, directors and employees make no representations or warranties, express or implied, as to the quality, accuracy or completeness of the information disclosed hereunder or the ability of the properties to produce. The information provided hereunder contains estimates reflecting various assumptions concerning anticipated results, and may or may not prove to be correct. The Disclosing Party its subsidiaries, Affiliated Companies and their officers, directors and employees shall have no liability whatsoever with respect to the use of, or reliance upon such information, or for any omissions from same. The Receiving Party expressly acknowledges the inherent risk of error in the acquisition, processing and interpretation of geological and geophysical data. Any descriptions of documents disclosed hereunder do not purport to be complete statements thereof, and are qualified and subject to the detailed provisions of such documents. In all cases, the Receiving Party should conduct its own investigation and analysis of the Confidential Information.

11. (a) This Agreement shall be governed by and interpreted in accordance with the substantive and procedural laws of the State of Colorado.

(b) Any dispute arising out of or relating to this Agreement, including any question regarding its existence, validity or termination, which cannot be amicably resolved by the Parties, shall be settled before three arbitrators, one to be appointed by each Party and the two so appointed shall appoint the third arbitrator, in accordance with the Arbitration Rules of the American Arbitration Association in Denver, Colorado, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. A dispute shall be deemed to have arisen when either Party notifies the other Party in writing to that effect.

12. Unless otherwise expressly agreed to in writing, any prior or future proposals or offers made in the course of the Parties' discussions are implicitly subject to all necessary management and government approvals and may be withdrawn by either at any time. Nothing contained herein is intended to confer upon the Receiving Party any right whatsoever to the Disclosing Party's interest in the Area.

13. No amendments, changes or modifications to this Agreement shall be valid except if the same are in writing and signed by a duly authorized representative of each of the Parties herein.

14. This Agreement comprises the full and complete agreement of the Parties hereto with respect to the disclosure of the Confidential
Information and supersedes and cancels all prior communications, understandings and agreements between the Parties hereto, whether written or oral, expressed or implied.

     IN WITNESS WHEREOF, the duly authorized representatives of the Parties have caused this Agreement to be executed on the date first written above.

                                   DISCLOSING PARTY

                                   By:  /s/

                                   Title: Team Leader, North American


                                   RECEIVING PARTY

                                   By:  /s/ Duane L. Haley

                                   Title: Division Landman